UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the determination of reasonable risk as determined by AllianceBernstein L.P. (the “Adviser”). The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to +/-10% of the Portfolio’s net assets.

The Portfolio’s debt securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index and its secondary benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index and its blended benchmark, a 60% / 40% blend of the S&P 500 Index and the BC U.S. Aggregate Bond Index, respectively, for the one- and five-year periods ended December 31, 2012 and since the Portfolio’s inception on July 1, 2004.

For the annual period ended December 31, 2012, the Portfolio rose in absolute terms, underperformed its primary benchmark, and outperformed its secondary and blended benchmarks. During the annual period, the Portfolio’s U.S. Growth, Fixed Income and REIT sleeves rose in absolute terms and outperformed. The Portfolio’s U.S. Value, International Value and International Growth sleeves rose in absolute terms but underperformed for the same period.

The Portfolio used derivatives, including index futures, written options and purchased options, for hedging purposes. Index futures and written options added to performance, while purchased options detracted. Interest rate swaps were used to manage interest rate risk and swap spread exposure, for hedging purposes, which detracted from performance. Forwards were used for hedging and investment purposes, which detracted from performance. Credit default swaps were used for investment purposes, and had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities rallied in 2012, as investors gained confidence that challenges to economic growth and market stability would be contained. While concerns over economic policies in the U.S. and Europe persisted, policymaker actions gained credence. Equity market volatility fell in 2012, as did rolling six-month intra-market correlation of global stocks, meaning that by year end, stocks were trading more individually and investors were refocusing on fundamentals, yet there was still a general

1

AllianceBernstein Variable Products Series Fund

tilt toward safety. Government bond yields were at historic lows. Fund flows were skewed toward fixed income and equities seen as less risky, such as high dividend-yielding stocks.

The Multi-Asset Solutions Team (the “Team”) continued to find compelling opportunities across asset classes. The Portfolio’s growth sleeves are tilted toward under-appreciated growth opportunities in areas such as technology and emerging markets. For the growth sleeves, the Team prefers market leaders with attractive earnings growth prospects and high returns on invested capital. The value sleeves are focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Team prefers companies that have strong balance sheets, are able to generate robust cash-flow and whose stocks are trading at deep valuation discounts.

2

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged S&P® 500 Index and the unmanaged BC U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

(Disclosures Risks and a Note about Historical Performance continued on next page)

3

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	Since Inception**
AllianceBernstein Balanced Wealth Strategy Portfolio Class A	13.63%	1.32%	4.66%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B	13.38%	1.04%	4.38%
Primary Benchmark: S&P 500 Index	16.00%	1.66%	4.95%
Secondary Benchmark: BC U.S. Aggregate Bond Index	4.21%	5.95%	5.57%
Blended Benchmark: 60% S&P 500 Index / 40% BC U.S. Aggregate Bond Index	11.31%	3.81%	5.51%

*    Average annual returns.

**  Average annual returns, since inception of the Portfolio on 7/1/04.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.66% and 0.91% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/12

*	Since inception of the Portfolio’s Class A shares on 7/1/2004.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/12) as compared to the performance of the Portfolio’s primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.30	$3.39	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30	0.65%

Class B
Actual	$1,000	$1,071.30	$4.69	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.57	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$38,297,821	7.0%
U.S. Treasury Bonds & Notes	34,411,329	6.2
Apple, Inc.	6,972,032	1.3
Exxon Mobil Corp.	6,256,959	1.1
Federal Home Loan Mortgage Corp. Gold	5,756,323	1.0
Citigroup, Inc.	4,816,535	0.9
Comcast Corp.	4,744,804	0.9
Pfizer, Inc.	4,439,160	0.8
Google, Inc.—Class A	4,263,314	0.8
Philip Morris International, Inc.	4,256,021	0.8

	$114,214,298	20.8%

SECURITY TYPE BREAKDOWN**

December 31, 2012 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$349,345,268	62.7%
Corporates—Investment Grades	53,834,635	9.6
Mortgage Pass-Throughs	40,503,511	7.3
Governments—Treasuries	34,411,329	6.2
Asset-Backed Securities	19,886,975	3.6
Agencies	13,544,431	2.4
Commercial Mortgage-Backed Securities	12,181,913	2.2
Corporates—Non-Investment Grades	3,399,420	0.6
Quasi-Sovereigns	2,145,000	0.4
Governments—Sovereign Bonds	1,169,996	0.2
Other***	559,338	0.1
Short-Term Investments	26,538,014	4.7

Total Investments	$557,519,830	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: Collateralized Mortgage Obligations, Local Governments—Municipal Bonds and Rights.

7

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.5%
CONSUMER DISCRETIONARY–9.5%
AUTO COMPONENTS–0.8%
Cie Generale des Etablissements Michelin–Class B	6,290	$602,701
GKN PLC	94,750	357,471
Lear Corp.	21,200	993,008
Magna International, Inc. (New York)–Class A	12,200	610,244
Magna International, Inc. (Toronto)–Class A	7,540	376,583
NGK Spark Plug Co., Ltd.	13,000	173,177
TRW Automotive Holdings Corp.(a)	13,900	745,179
Valeo SA	8,690	436,499

		4,294,862

AUTOMOBILES–1.1%
Bayerische Motoren Werke AG	4,990	485,582
Ford Motor Co.	110,700	1,433,565
Harley-Davidson, Inc.	16,321	797,118
Honda Motor Co., Ltd.	16,100	596,257
Kia Motors Corp.(a)	3,100	164,838
Mazda Motor Corp.(a)	167,000	342,736
Nissan Motor Co., Ltd.	65,500	621,521
Renault SA	5,630	305,754
Toyota Motor Corp.	14,800	691,103
Volkswagen AG (Preference Shares)	2,650	608,040

		6,046,514

DISTRIBUTORS–0.3%
Imperial Holdings Ltd.	6,780	159,891
Jardine Cycle & Carriage Ltd.	1,000	39,830
Li & Fung Ltd.	704,000	1,274,072

		1,473,793

DIVERSIFIED CONSUMER SERVICES–0.1%
Anhanguera Educacional Participacoes SA	15,800	266,767
Estacio Participacoes SA	13,400	273,040

		539,807

HOTELS, RESTAURANTS & LEISURE–1.3%
Chipotle Mexican Grill, Inc.–Class A(a)	4,330	1,288,002
Melco Crown Entertainment Ltd. (ADR)(a) (b)	15,540	261,694
MGM Resorts International(a)	97,500	1,134,900
Sands China Ltd.	272,400	1,219,602
Sodexo	12,219	1,032,488
Starbucks Corp.	37,890	2,031,662
Whitbread PLC	2,950	118,544

		7,086,892

HOUSEHOLD DURABLES–0.1%
MRV Engenharia e Participacoes SA	32,600	$190,744
Sony Corp.	14,800	165,988

		356,732

INTERNET & CATALOG RETAIL–0.6%
Amazon.com, Inc.(a)	6,260	1,572,136
priceline.com, Inc.(a)	2,610	1,621,332

		3,193,468

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	11,900	154,250

MEDIA–2.5%
Comcast Corp.–Class A	103,470	3,867,709
DIRECTV(a)	16,100	807,576
Gannett Co., Inc.	38,800	698,788
Informa PLC	30,090	221,825
McGraw-Hill Cos., Inc. (The)	21,200	1,159,004
News Corp.–Class A	41,800	1,067,572
Time Warner Cable, Inc. Class A	12,200	1,185,718
Viacom, Inc. Class B	21,500	1,133,910
Walt Disney Co. (The)	72,802	3,624,811

		13,766,913

MULTILINE RETAIL–0.6%
Dollar General Corp.(a)	33,313	1,468,770
Don Quijote Co., Ltd.	14,700	540,752
Golden Eagle Retail Group Ltd.(b)	115,000	286,723
Macy’s, Inc.	32,700	1,275,954

		3,572,199

SPECIALTY RETAIL–1.3%
Belle International Holdings Ltd.	161,000	356,064
Fast Retailing Co., Ltd.	500	127,605
GameStop Corp.–Class A(b)	33,300	835,497
Home Depot, Inc. (The)	7,600	470,060
L’Occitane International SA	15,000	47,998
Lowe’s Cos., Inc.	21,100	749,472
Nitori Holdings Co., Ltd.	9,600	703,358
O’Reilly Automotive, Inc.(a)	9,060	810,145
Shimamura Co., Ltd.	1,000	97,176
TJX Cos., Inc.	24,000	1,018,800
Ulta Salon Cosmetics & Fragrance, Inc.	9,077	891,906
Yamada Denki Co., Ltd.(b)	23,700	916,028

		7,024,109

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Burberry Group PLC	7,070	142,118
Cie Financiere Richemont SA	14,180	1,113,066
Coach, Inc.	16,700	927,017

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LVMH Moet Hennessy Louis Vuitton SA	2,776	$512,331
Samsonite International SA	44,400	93,177
VF Corp.	10,590	1,598,772
Yue Yuen Industrial Holdings Ltd.	9,000	30,440

		4,416,921

		51,926,460

INFORMATION TECHNOLOGY–9.0%
COMMUNICATIONS EQUIPMENT–1.2%
Cisco Systems, Inc.	108,600	2,133,990
F5 Networks, Inc.(a)	14,380	1,397,017
Harris Corp.	12,100	592,416
QUALCOMM, Inc.	36,215	2,246,054

		6,369,477

COMPUTERS & PERIPHERALS–1.9%
Apple, Inc.	13,080	6,972,032
Dell, Inc.	22,400	226,912
EMC Corp./MA(a)	24,269	614,006
Fujitsu Ltd.	105,000	440,367
Hewlett-Packard Co.	133,300	1,899,525
Wistron Corp.	127,882	133,879

		10,286,721

ELECTRONIC EQUIPMENT & INSTRUMENTS & COMPONENTS–0.3%
Corning, Inc.	21,500	271,330
Hon Hai Precision Industry Co., Ltd.	29,000	89,764
LG Display Co., Ltd.(a)	13,920	410,575
Trimble Navigation Ltd.(a)	12,830	766,978

		1,538,647

INTERNET SOFTWARE & SERVICES–1.9%
Baidu, Inc. (Sponsored ADR)(a)	5,810	582,685
eBay, Inc.(a)	37,693	1,923,097
Facebook, Inc.(a)	50,550	1,346,146
Google, Inc.–Class A(a)	6,010	4,263,314
LinkedIn Corp.(a)	14,430	1,656,853
Rackspace Hosting, Inc.(a)	8,150	605,300

		10,377,395

IT SERVICES–1.1%
Cognizant Technology Solutions Corp.–Class A(a)	52,600	3,895,030
Tata Consultancy Services Ltd.	19,500	448,531
Visa, Inc. Class A	12,130	1,838,665

		6,182,226

OFFICE ELECTRONICS–0.1%
Canon, Inc.(b)	6,900	267,442
Konica Minolta Holdings, Inc.	46,500	334,630

		602,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
Advanced Semiconductor Engineering, Inc.	212,486	$184,995
Applied Materials, Inc.	112,700	1,289,288
Broadcom Corp.–Class A(a)	19,162	636,370
Mellanox Technologies Ltd.(a) (b)	4,522	268,516
Micron Technology, Inc.(a)	143,100	908,685
Samsung Electronics Co., Ltd. (Preference Shares)	820	658,915
SK Hynix, Inc.(a)	11,680	284,055
Sumco Corp.(a)	15,900	156,399
Tokyo Electron Ltd.	6,500	299,788

		4,687,011

SOFTWARE–1.7%
ANSYS, Inc.(a)	23,435	1,578,113
Aveva Group PLC	6,940	249,045
CA, Inc.	6,100	134,078
Citrix Systems, Inc.(a)	45,000	2,958,750
Intuit, Inc.	15,730	935,935
Nintendo Co., Ltd.	1,400	149,488
Red Hat, Inc.(a)	23,840	1,262,566
Symantec Corp.(a)	37,900	712,899
TIBCO Software, Inc.(a)	52,696	1,159,839

		9,140,713

		49,184,262

FINANCIALS–8.6%
CAPITAL MARKETS–1.1%
Affiliated Managers Group, Inc.(a)	11,540	1,501,931
Blackstone Group LP	41,647	649,277
Credit Suisse Group AG(a)	20,660	504,235
Deutsche Bank AG (REG)	9,790	430,709
Macquarie Group Ltd.	18,157	680,180
State Street Corp.	20,500	963,705
UBS AG(a)	101,862	1,594,025

		6,324,062

COMMERCIAL BANKS–2.8%
Banco do Brasil SA	36,400	455,111
Banco Santander Brasil SA/Brazil (ADR)(b)	14,400	104,688
BB&T Corp.	37,600	1,094,536
CIT Group, Inc.(a)	43,800	1,692,432
Fifth Third Bancorp	13,200	200,508
HSBC Holdings PLC	199,740	2,116,598
KB Financial Group, Inc.(a)	12,715	454,165
KeyCorp	15,100	127,142
Lloyds Banking Group PLC(a)	464,220	369,934
Mitsubishi UFJ Financial Group, Inc.	144,800	783,529
National Australia Bank Ltd.	26,400	694,401
PNC Financial Services Group, Inc.	7,100	414,001
Regions Financial Corp.	20,700	147,384
Societe Generale SA(a)	15,209	578,284

9

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sumitomo Mitsui Financial Group, Inc.	17,100	$621,445
SunTrust Banks, Inc.	7,700	218,295
Turkiye Vakiflar Bankasi Tao–Class D	60,670	157,822
US Bancorp	42,400	1,354,256
Wells Fargo & Co.	104,900	3,585,482
Westpac Banking Corp.	6,597	180,756

		15,350,769

CONSUMER FINANCE–0.3%
Discover Financial Services	34,500	1,329,975
Muthoot Finance Ltd.	18,911	71,482
Shriram Transport Finance Co., Ltd.	21,625	298,479

		1,699,936

DIVERSIFIED FINANCIAL SERVICES–2.3%
Bank of America Corp.	205,200	2,380,320
Citigroup, Inc.	86,000	3,402,160
IG Group Holdings PLC	102,632	755,345
ING Groep NV(a)	73,030	693,638
IntercontinentalExchange, Inc.(a)	26,133	3,235,527
JPMorgan Chase & Co.	41,000	1,802,770
ORIX Corp.	3,100	350,171

		12,619,931

INSURANCE–2.0%
Admiral Group PLC	61,550	1,172,438
Aegon NV	58,859	380,218
AIA Group Ltd.	335,600	1,331,102
Allianz SE	1,740	242,551
Aviva PLC	68,060	421,152
Berkshire Hathaway, Inc.(a)	7,600	681,720
Chubb Corp. (The)	6,400	482,048
Fidelity National Financial, Inc.–Class A	30,600	720,630
Lancashire Holdings Ltd.	37,880	482,299
MetLife, Inc.	12,200	401,868
PartnerRe Ltd.	10,900	877,341
Prudential PLC	92,410	1,318,445
Reinsurance Group of America, Inc.–Class A	10,900	583,368
Suncorp Group Ltd.	31,250	333,713
Torchmark Corp.	11,400	589,038
Travelers Cos., Inc. (The)	6,300	452,466
Validus Holdings Ltd.	9,300	321,594

		10,791,991

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Hang Lung Group Ltd.	8,000	46,077

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	38,950	594,421

		47,427,187

HEALTH CARE–6.5%
BIOTECHNOLOGY–1.1%
Actelion Ltd.(a)	10,100	$483,293
Biogen Idec, Inc.(a)	12,848	1,884,416
Celgene Corp.(a)	23,870	1,879,047
Gilead Sciences, Inc.(a)	14,295	1,049,968
Vertex Pharmaceuticals, Inc.(a)	11,700	490,698

		5,787,422

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
IDEXX Laboratories, Inc.(a)	21,400	1,985,920
Intuitive Surgical, Inc.(a)	4,730	2,319,450
Medtronic, Inc.	26,300	1,078,826

		5,384,196

HEALTH CARE PROVIDERS & SERVICES–1.3%
Aetna, Inc.	16,400	759,320
Health Net, Inc.(a)	15,100	366,930
McKesson Corp.	14,170	1,373,923
UnitedHealth Group, Inc.	54,771	2,970,779
WellPoint, Inc.	29,500	1,797,140

		7,268,092

LIFE SCIENCES TOOLS & SERVICES–0.2%
Eurofins Scientific	4,398	715,406
Illumina, Inc.(a) (b)	8,852	492,083

		1,207,489

PHARMACEUTICALS–2.9%
Allergan, Inc./United States	20,873	1,914,680
AstraZeneca PLC	28,459	1,348,664
AstraZeneca PLC (Sponsored ADR)	33,200	1,569,364
GlaxoSmithKline PLC	41,490	903,333
Johnson & Johnson	22,600	1,584,260
Merck & Co., Inc.	44,000	1,801,360
Novartis AG	9,974	630,090
Pfizer, Inc.	177,000	4,439,160
Roche Holding AG	5,590	1,130,192
Roche Holding AG (Sponsored ADR)	12,800	646,400

		15,967,503

		35,614,702

INDUSTRIALS–5.9%
AEROSPACE & DEFENSE–1.0%
Boeing Co. (The)	23,660	1,783,018
European Aeronautic Defence and Space Co. NV	12,650	498,678
General Dynamics Corp.	5,800	401,766
Northrop Grumman Corp.	4,100	277,078
Precision Castparts Corp.	10,795	2,044,789
Safran SA	13,130	568,620

		5,573,949

AIR FREIGHT & LOGISTICS–0.1%
Kuehne & Nagel International AG	3,740	450,891

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AIRLINES–0.2%
Delta Air Lines, Inc.(a)	75,900	$900,933
Qantas Airways Ltd.(a)	113,910	178,373

		1,079,306

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.(b)	68,000	496,508

COMMERCIAL SERVICES & SUPPLIES–0.2%
Aggreko PLC	6,420	183,217
Downer EDI Ltd.(a)	28,210	120,934
Edenred	7,299	225,746
Serco Group PLC	39,084	342,366

		872,263

ELECTRICAL EQUIPMENT–0.4%
AMETEK, Inc.	23,652	888,606
Roper Industries, Inc.	7,280	811,574
Sumitomo Electric Industries Ltd.	53,800	621,865

		2,322,045

INDUSTRIAL CONGLOMERATES–1.1%
Danaher Corp.	36,589	2,045,325
General Electric Co.	165,600	3,475,944
Jardine Matheson Holdings Ltd.	4,400	274,546
Keppel Corp., Ltd.	51,500	470,275

		6,266,090

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.7%
Daiwa House REIT Investment Corp.(a)	31	196,445
Global Logistic Properties Ltd.	565,000	1,306,683
Granite Real Estate, Inc.	14,750	560,647
Macquarie Mexico Real Estate Management SA de CV(a) (c)	228,120	451,782
Mapletree Logistics Trust	396,000	372,692
ProLogis, Inc.	9,803	357,711
Segro PLC	65,820	267,166
STAG Industrial, Inc.	17,710	318,249

		3,831,375

MACHINERY–0.8%
Cummins, Inc.	8,600	931,810
FANUC Corp.	3,700	688,383
Flowserve Corp.	11,809	1,733,561
IHI Corp.	32,000	82,980
Komatsu Ltd.	13,700	351,547
Parker Hannifin Corp.	1,900	161,614
Timken Co.	12,300	588,309

		4,538,204

MIXED OFFICE INDUSTRIAL–0.0%
Goodman Group	36,150	164,719

PROFESSIONAL SERVICES–1.1%
Bureau Veritas SA	11,253	$1,261,795
Capita PLC	152,633	1,886,071
Intertek Group PLC	38,492	1,955,266
SGS SA	300	666,319

		5,769,451

ROAD & RAIL–0.1%
DSV A/S	9,495	245,658
East Japan Railway Co.	1,700	109,929
Tokyu Corp.	33,000	185,913

		541,500

TRADING COMPANIES & DISTRIBUTORS–0.1%
Mitsubishi Corp.	18,000	346,553
Mitsui & Co., Ltd.	13,400	200,851

		547,404

		32,453,705

ENERGY–5.6%
ENERGY EQUIPMENT & SERVICES–1.8%
AMEC PLC	32,438	536,231
Diamond Offshore Drilling, Inc.	12,200	829,112
Helmerich & Payne, Inc.	21,200	1,187,412
Nabors Industries Ltd.(a)	23,200	335,240
National Oilwell Varco, Inc.	19,620	1,341,027
Oceaneering International, Inc.	17,922	964,025
Saipem SpA	4,910	191,259
Schlumberger Ltd.	43,204	2,993,605
Seadrill Ltd.	15,940	587,260
Technip SA	10,570	1,222,272

		10,187,443

OIL, GAS & CONSUMABLE FUELS–3.8%
BP PLC	250,200	1,739,617
BP PLC (Sponsored ADR)	37,200	1,549,008
Chevron Corp.	22,900	2,476,406
China Petroleum & Chemical Corp.–Class H	258,000	297,029
Cimarex Energy Co.	9,500	548,435
Concho Resources, Inc.(a)	6,800	547,808
ENI SpA	26,750	655,309
EOG Resources, Inc.	6,895	832,847
Exxon Mobil Corp.	72,293	6,256,959
Gazprom OAO (Sponsored ADR)(b)	36,290	353,102
JX Holdings, Inc.	53,300	300,919
LUKOIL OAO (London) (Sponsored ADR)	4,040	272,700
Marathon Oil Corp.	10,100	309,666
Noble Energy, Inc.	13,631	1,386,818
Petroleo Brasileiro SA (Sponsored ADR)	24,690	476,517

11

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (ADR)	11,400	$786,030
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	35,795	1,232,071
Total SA	8,700	452,686
Valero Energy Corp.	9,600	327,552

		20,801,479

		30,988,922

CONSUMER STAPLES–4.8%
BEVERAGES–0.1%
Anheuser-Busch InBev NV	3,960	344,855
Asahi Group Holdings Ltd.	14,500	308,744
Coca-Cola Enterprises, Inc.	4,000	126,920

		780,519

FOOD & STAPLES RETAILING–1.0%
CVS Caremark Corp.	18,000	870,300
Jeronimo Martins SGPS SA	51,271	991,397
Koninklijke Ahold NV	36,660	491,574
Kroger Co. (The)	64,100	1,667,882
Olam International Ltd.	727,412	934,381
Sugi Holdings Co., Ltd.(b)	7,400	261,067
Tsuruha Holdings, Inc.	1,400	110,409
WM Morrison Supermarkets PLC	77,970	334,776

		5,661,786

FOOD PRODUCTS–0.8%
Bunge Ltd.	5,000	363,450
Hershey Co. (The)	23,600	1,704,392
Nestle SA	3,040	198,340
Tyson Foods, Inc.–Class A	64,600	1,253,240
Unilever PLC	20,400	792,967

		4,312,389

HOUSEHOLD PRODUCTS–0.6%
Henkel AG & Co. KGaA	12,021	825,014
Procter & Gamble Co. (The)	21,800	1,480,002
Reckitt Benckiser Group PLC	13,270	842,374

		3,147,390

PERSONAL PRODUCTS–0.3%
Estee Lauder Cos., Inc. (The)–Class A	26,370	1,578,508

TOBACCO–2.0%
Altria Group, Inc.	42,300	1,329,066
British American Tobacco PLC	47,752	2,427,471
Imperial Tobacco Group PLC	15,610	605,224
Japan Tobacco, Inc.	51,500	1,454,842
Lorillard, Inc.	9,200	1,073,364
Philip Morris International, Inc.	50,885	4,256,021

		11,145,988

		26,626,580

EQUITY:OTHER–4.2%
DIVERSIFIED/SPECIALTY–3.5%
Artis Real Estate Investment Trust	12,490	196,384
Australand Property Group	76,690	272,162
British Land Co. PLC	80,751	746,028
CapitaLand Ltd.	78,000	240,093

Cofinimmo	2,110	$250,509
Country Garden Holdings Co., Ltd.(a)	436,000	232,938
Duke Realty Corp.	15,550	215,679
Dundee Real Estate Investment Trust	12,646	475,862
Evergrande Real Estate Group Ltd.(b)	961,000	542,060
GPT Group	32,670	125,753
Hang Lung Properties Ltd.	445,000	1,790,865
Henderson Land Development Co., Ltd.	31,000	221,935
ICADE	1,389	124,013
Land Securities Group PLC	22,784	303,962
Lexington Realty Trust(b)	23,350	244,008
LPN Development PCL	310,900	181,926
Mapletree Commercial Trust	339,000	338,862
Mitsubishi Estate Co., Ltd.	74,000	1,771,612
Mitsui Fudosan Co., Ltd.	63,100	1,543,620
New World Development Co., Ltd.	567,958	900,673
Regal Real Estate Investment Trust	504,000	145,309
Ryman Hospitality Properties	14,100	542,286
Spirit Realty Capital, Inc.(b)	30,548	543,143
Sumitomo Realty & Development Co., Ltd.	28,000	932,788
Sun Hung Kai Properties Ltd.	91,708	1,395,560
Suntec Real Estate Investment Trust	145,000	199,773
Supalai PCL	142,600	82,511
Swire Properties Ltd.	144,000	484,994
Telecity Group PLC	68,817	888,731
UOL Group Ltd.	88,516	436,551
Vornado Realty Trust	3,230	258,658
West Fraser Timber Co., Ltd.	7,840	552,118
Weyerhaeuser Co.	20,120	559,738
Wharf Holdings Ltd.	116,000	925,251
Wheelock & Co., Ltd.	54,000	274,752

		18,941,107

HEALTH CARE–0.7%
Chartwell Seniors Housing Real Estate Investment Trust	26,140	285,656
HCP, Inc.	12,000	542,160
Health Care REIT, Inc.	9,270	568,158
LTC Properties, Inc.	14,540	511,663
Omega Healthcare Investors, Inc.	17,130	408,550
Sabra Health Care REIT, Inc.	10,470	227,408
Senior Housing Properties Trust	32,790	775,156
Ventas, Inc.	8,030	519,702

		3,838,453

		22,779,560

RETAIL–2.5%
REGIONAL MALL–1.0%
CapitaMall Trust	84,000	147,611
General Growth Properties, Inc.	55,130	1,094,331
Glimcher Realty Trust	34,819	386,143

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Simon Property Group, Inc.	17,056	$2,696,383
Westfield Group	131,790	1,455,469

		5,779,937

SHOPPING CENTER/OTHER RETAIL–1.5%
Aeon Mall Co., Ltd.	14,800	364,095
Citycon OYJ	58,590	199,092
Corio NV	9,967	457,048
DDR Corp.(b)	50,950	797,877
Eurocommercial Properties NV	9,500	381,844
Fortune Real Estate Investment Trust	201,000	165,583
Fukuoka REIT Co.	25	190,620
Japan Retail Fund Investment Corp.	92	169,120
Kite Realty Group Trust	45,420	253,898
Klepierre	12,523	500,535
Link REIT (The)	98,768	495,279
Mercialys SA	14,380	326,584
Ramco-Gershenson Properties Trust	23,770	316,379
Retail Opportunity Investments Corp.(b)	24,331	312,897
RioCan Real Estate Investment Trust (Toronto)	7,083	196,248
Tanger Factory Outlet Centers	18,090	618,678
Unibail-Rodamco SE	6,619	1,605,128
Westfield Retail Trust	265,230	836,789

		8,187,694

		13,967,631

RESIDENTIAL–1.8%
MULTI-FAMILY–1.3%
Ascott Residence Trust	147,000	164,236
Associated Estates Realty Corp.	30,610	493,433
AvalonBay Communities, Inc.	2,630	356,602
Berkeley Group Holdings PLC(a)	10,220	294,009
BRE Properties, Inc.	2,760	140,291
Brookfield Incorporacoes SA	102,519	171,240
China Overseas Land & Investment Ltd.	90,000	273,639
China Vanke Co., Ltd.–Class B(d)	180,790	297,587
Equity Residential	9,150	518,530
GSW Immobilien AG	9,234	391,211
KWG Property Holding Ltd.	381,500	292,936
Mirvac Group	230,203	358,251
NVR, Inc.(a)	320	294,400
PulteGroup, Inc.(a)	79,820	1,449,531
Rossi Residencial SA(a)	53,661	114,791
Rossi Residencial SA	96,200	213,778
Stockland	369,459	1,366,081

		7,190,546

SELF STORAGE–0.3%
CubeSmart	17,170	250,167
Extra Space Storage, Inc.	13,090	476,345
Public Storage	5,280	765,389
Sovran Self Storage, Inc.	4,000	248,400

		1,740,301

SINGLE FAMILY–0.2%
Fortune Brands Home & Security, Inc.(a)	10,170	$297,168
Realogy Holdings Corp.(a)	14,717	617,525

		914,693

		9,845,540

MATERIALS–1.5%
CHEMICALS–1.0%
Agrium, Inc. (Toronto)	1,939	193,257
Arkema SA	313	32,865
CF Industries Holdings, Inc.	725	147,291
Denki Kagaku Kogyo KK	30,000	102,713
DIC Corp.	65,000	120,610
Filtrona PLC	69,937	628,979
Incitec Pivot Ltd.	6,901	23,528
Koninklijke DSM NV	10,748	655,044
LyondellBasell Industries NV	25,400	1,450,086
Monsanto Co.	13,578	1,285,158
OCI Co., Ltd.(a)	750	116,834
PPG Industries, Inc.	1,300	175,955
Teijin Ltd.	67,000	166,854
Ube Industries Ltd./Japan	41,000	98,491

		5,197,665

CONSTRUCTION MATERIALS–0.0%
Taiheiyo Cement Corp.	87,000	239,189

METALS & MINING–0.5%
Anglo American PLC	16,990	535,578
BHP Billiton PLC	13,010	458,908
Dowa Holdings Co., Ltd.	19,000	122,991
Goldcorp, Inc.	4,010	147,427
KGHM Polska Miedz SA	4,110	253,904
Rio Tinto PLC	12,520	730,236
Vale SA (Sponsored ADR) (Local Preference Shares)	22,530	457,359

		2,706,403

		8,143,257

OFFICE–1.1%
OFFICE–1.1%
Allied Properties Real Estate Investment Trust	8,326	276,222
Boston Properties, Inc.	4,294	454,348
Brandywine Realty Trust	17,450	212,716
CapitaCommercial Trust	226,000	313,625
Castellum AB	18,354	261,598
Cominar Real Estate Investment Trust	8,963	203,373
Commonwealth Property Office Fund	127,730	136,075
Corporate Office Properties Trust	15,991	399,455
Douglas Emmett, Inc.	17,866	416,278
Dundee International Real Estate Investment Trust	13,723	150,792
Hongkong Land Holdings Ltd.	57,000	402,583
Hufvudstaden AB–Class A	32,931	417,062

13

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

Japan Excellent, Inc.(b)		46	$258,566
Japan Real Estate Investment Corp.		32	315,268
Kenedix Realty Investment Corp.–Class A		93	324,203
Mack-Cali Realty Corp.		15,730	410,710
Nippon Building Fund, Inc.		31	320,688
Orix JREIT, Inc.		77	379,761
Parkway Properties, Inc./MD		40,188	562,230

			6,215,553

UTILITIES–1.0%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.		14,100	601,788
Edison International		17,200	777,268
EDP–Energias de Portugal SA		137,480	418,185
Electricite de France SA		17,570	325,581
Great Plains Energy, Inc.		28,900	586,959
NV Energy, Inc.		56,200	1,019,468

			3,729,249

GAS UTILITIES–0.1%
Atmos Energy Corp.		17,100	600,552

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
APR Energy PLC		31,534	414,568

MULTI-UTILITIES–0.1%
DTE Energy Co.		2,500	150,125
E.ON SE		23,166	434,502
National Grid PLC		31,870	365,530

			950,157

			5,694,526

TELECOMMUNICATION SERVICES–0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
AT&T, Inc.		64,700	2,181,037
CenturyLink, Inc.		11,500	449,880
Nippon Telegraph & Telephone Corp.		22,900	964,158
Vivendi SA		16,994	384,335

			3,979,410

WIRELESS TELECOMMUNICATION SERVICES–0.2%
America Movil SAB de CV Series L (ADR)		5,400	124,956
NTT DoCoMo, Inc.		147	211,903
Vodafone Group PLC		343,503	864,688

			1,201,547

			5,180,957

LODGING–0.6%
LODGING–0.6%
Ashford Hospitality Trust, Inc.		56,660	595,497
Far East Hospitality Trust(a)		335,000	275,613
Great Eagle Holdings Ltd.		83,000	277,689

Host Hotels & Resorts, Inc.			41,270	$646,701
InterContinental Hotels Group PLC			15,801	443,065
Pebblebrook Hotel Trust			15,960	368,676
RLJ Lodging Trust			35,580	689,185

				3,296,426

Total Common Stocks (cost $302,557,114)				349,345,268

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–9.8%
INDUSTRIAL–4.6%
BASIC–0.5%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$		285	296,631
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20			290	299,298
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16			203	240,381
Dow Chemical Co. (The) 4.125%, 11/15/21			165	180,762
5.25%, 11/15/41			160	178,449
8.55%, 5/15/19			253	341,569
International Paper Co. 4.75%, 2/15/22			285	322,488
7.95%, 6/15/18			190	245,637
Vale SA 5.625%, 9/11/42			480	521,088

				2,626,303

CAPITAL GOODS–0.2%
ADT Corp. (The) 3.50%, 7/15/22(c)			77	74,890
Embraer SA 5.15%, 6/15/22			130	142,350
Owens Corning 6.50%, 12/01/16(e)			178	200,012
Republic Services, Inc.
3.80%, 5/15/18			17	18,689
5.25%, 11/15/21			165	194,469
5.50%, 9/15/19			233	275,929

				906,339

COMMUNICATIONS–MEDIA–0.9%
CBS Corp.
5.75%, 4/15/20			250	299,359
8.875%, 5/15/19			190	256,264
Comcast Corp. 5.15%, 3/01/20			740	877,095
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22			215	221,806
4.60%, 2/15/21			255	276,048
4.75%, 10/01/14			155	165,497
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c) (f)			221	240,890

14

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

News America, Inc. 6.15%, 3/01/37-2/15/41	U.S.$	352	$437,109
9.25%, 2/01/13		144	144,888
Omnicom Group, Inc. 3.625%, 5/01/22		165	171,884
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	560,886
Time Warner Cable, Inc. 5.00%, 2/01/20		157	182,801
7.50%, 4/01/14		145	157,115
Time Warner Entertainment Co. LP 8.375%, 3/15/23		311	439,562
WPP Finance 2010 4.75%, 11/21/21		77	83,398
WPP Finance UK 8.00%, 9/15/14		350	387,044

			4,901,646

COMMUNICATIONS– TELECOMMUNICATIONS–0.6%
American Tower Corp. 5.05%, 9/01/20		380	426,151
AT&T, Inc. 4.30%, 12/15/42(c)		23	23,100
4.45%, 5/15/21		251	289,870
5.35%, 9/01/40		328	381,972
BellSouth Corp. 5.20%, 9/15/14		94	100,967
British Telecommunications PLC 2.00%, 6/22/15		200	205,604
5.95%, 1/15/18		121	144,600
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		490	523,069
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	48,197
Telecom Italia Capital SA 6.00%, 9/30/34	U.S.$	65	63,537
6.375%, 11/15/33		60	60,450
7.175%, 6/18/19		170	197,285
Telefonica Emisiones SAU 5.462%, 2/16/21		185	197,256
United States Cellular Corp. 6.70%, 12/15/33		135	141,647
Vodafone Group PLC 6.15%, 2/27/37		375	496,003
7.875%, 2/15/30		100	144,941

			3,444,649

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		725	799,991
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		341	372,401

			1,172,392

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Time Warner, Inc. 4.70%, 1/15/21	U.S.$	123	$140,029
7.625%, 4/15/31		275	378,588
Turner Broadcasting System, Inc. 8.375%, 7/01/13		225	233,565
Viacom, Inc. 5.625%, 9/15/19		83	99,211

			851,393

CONSUMER CYCLICAL–OTHER–0.1%
Marriott International, Inc./DE 3.00%, 3/01/19		242	249,068
Series J 5.625%, 2/15/13		216	217,161

			466,229

CONSUMER CYCLICAL–RETAILERS–0.1%
Kohl’s Corp. 3.25%, 2/01/23		175	169,918
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		475	506,288

			676,206

CONSUMER NON-CYCLICAL–0.5%
Ahold Finance USA LLC 6.875%, 5/01/29		420	535,917
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	74,701
5.875%, 5/15/13		180	183,192
8.50%, 6/15/19		153	196,864
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		260	267,573
Kroger Co. (The) 3.40%, 4/15/22		340	351,616
Laboratory Corp. of America Holdings 2.20%, 8/23/17		51	52,349
Reynolds American, Inc. 3.25%, 11/01/22		220	220,989
Tyson Foods, Inc. 4.50%, 6/15/22		480	519,608
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22		171	174,565

			2,577,374

ENERGY–0.7%
Anadarko Petroleum Corp. 6.45%, 9/15/36		109	136,552
Canadian Natural Resources Ltd. 5.15%, 2/01/13		100	100,351
ConocoPhillips Holding Co. 6.95%, 4/15/29		66	92,015
Encana Corp. 3.90%, 11/15/21		580	629,962

15

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Marathon Petroleum Corp.
3.50%, 3/01/16	U.S.$	67	$71,322
5.125%, 3/01/21		318	374,235
Nabors Industries, Inc. 9.25%, 1/15/19		269	355,631
Noble Energy, Inc. 8.25%, 3/01/19		374	490,174
Noble Holding International Ltd. 4.90%, 8/01/20		36	40,491
Phillips 66 4.30%, 4/01/22(c)		490	548,215
Transocean, Inc. 2.50%, 10/15/17		212	214,230
Valero Energy Corp. 6.125%, 2/01/20		275	334,396
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		175	192,848
9.625%, 3/01/19		285	371,821

			3,952,243

TECHNOLOGY–0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	81,407
Baidu, Inc. 2.25%, 11/28/17		380	382,356
Hewlett-Packard Co. 4.65%, 12/09/21		214	214,832
Intel Corp. 4.80%, 10/01/41		265	291,661
Motorola Solutions, Inc. 7.50%, 5/15/25		35	44,124
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		495	514,451
Xerox Corp. 8.25%, 5/15/14		67	73,083

			1,601,914

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co.
5.25%, 10/01/14		307	326,737
5.75%, 12/15/16		155	175,292

			502,029

TRANSPORTATION– RAILROADS–0.1%
CSX Corp.
4.75%, 5/30/42		465	500,711
5.50%, 8/01/13		35	35,983

			536,694

TRANSPORTATION– SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		470	481,404

Con-way, Inc. 6.70%, 5/01/34	U.S.$	157	$167,088
Ryder System, Inc.
5.85%, 11/01/16		127	143,843
7.20%, 9/01/15		127	145,449

			937,784

			25,153,195

FINANCIAL INSTITUTIONS–3.9%
BANKING–2.5%
Bank of America Corp.
5.00%, 5/13/21		315	359,620
5.875%, 1/05/21-2/07/42		414	508,705
7.375%, 5/15/14		340	368,168
Series L
5.65%, 5/01/18		90	104,710
Barclays Bank PLC
6.625%, 3/30/22(c)	EUR	300	466,447
7.625%, 11/21/22	U.S.$	480	479,400
Bear Stearns Cos. LLC (The)
5.55%, 1/22/17		290	327,035
5.70%, 11/15/14		190	206,468
Citigroup, Inc.
5.375%, 8/09/20		571	672,894
8.50%, 5/22/19		190	255,481
Compass Bank 5.50%, 4/01/20		314	311,275
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		485	496,657
Countrywide Financial Corp. 6.25%, 5/15/16		92	100,989
DNB Bank ASA 3.20%, 4/03/17(c)		485	516,554
Fifth Third Bancorp 3.50%, 3/15/22		188	197,038
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22		290	342,842
6.00%, 6/15/20		440	522,813
7.50%, 2/15/19		335	421,515
HSBC Holdings PLC
4.00%, 3/30/22		515	563,856
5.10%, 4/05/21		320	377,882
ING Bank NV 2.00%, 9/25/15(c)		480	482,000
JPMorgan Chase & Co.
4.40%, 7/22/20		390	440,249
4.50%, 1/24/22		165	186,654
4.625%, 5/10/21		233	265,659
Series 1
7.90%, 4/30/18		127	143,892
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		90	98,433
Macquarie Group Ltd. 4.875%, 8/10/17(c)		194	209,464

16

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Morgan Stanley Series G
5.50%, 7/24/20-7/28/21	U.S.$	676	$763,886
6.625%, 4/01/18		345	406,608
National Capital Trust II 5.486%, 3/23/15(c)		91	91,101
Nationwide Building Society 6.25%, 2/25/20(c)		465	549,185
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		121	142,342
Santander US Debt SAU 2.991%, 10/07/13(c)		500	500,845
Societe Generale SA 2.50%, 1/15/14(c)		245	247,484
SouthTrust Corp. 5.80%, 6/15/14		225	239,761
UBS AG/Stamford CT 7.625%, 8/17/22		380	419,724
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		230	234,744
Vesey Street Investment Trust I 4.404%, 9/01/16		158	170,493
Wachovia Corp. 5.50%, 5/01/13		320	325,320

			13,518,193

FINANCE–0.3%
General Electric Capital Corp.
4.65%, 10/17/21		193	220,220
5.625%, 5/01/18		480	570,016
SLM Corp. 7.25%, 1/25/22		340	374,850
Series A
5.375%, 5/15/14		270	282,289

			1,447,375

INSURANCE–0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		160	189,043
Allstate Corp. (The) 6.125%, 5/15/37		209	217,360
American International Group, Inc.
4.875%, 6/01/22		195	222,616
6.40%, 12/15/20		300	372,239
Coventry Health Care, Inc.
5.95%, 3/15/17		90	104,620
6.125%, 1/15/15		40	43,699
6.30%, 8/15/14		275	297,056
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		163	220,515
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		95	100,385
5.125%, 4/15/22		180	207,693
5.50%, 3/30/20		242	281,174

Humana, Inc.
6.45%, 6/01/16	U.S.$	40	$45,435
7.20%, 6/15/18		285	351,441
Lincoln National Corp. 8.75%, 7/01/19		98	131,055
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		90	135,904
MetLife, Inc. 7.717%, 2/15/19		112	146,833
10.75%, 8/01/39		140	211,400
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		335	471,372
Prudential Financial, Inc. 5.625%, 6/15/43		320	331,616
WellPoint, Inc. 3.30%, 1/15/23		170	174,421
XL Group PLC 5.25%, 9/15/14		135	143,753
6.375%, 11/15/24		157	188,711

			4,588,341

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		336	359,657

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	112,792
HCP, Inc. 5.375%, 2/01/21		505	575,072
Health Care REIT, Inc. 5.25%, 1/15/22		505	562,341
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		131	137,078

			1,387,283

			21,300,849

UTILITY–1.2%
ELECTRIC–0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		205	224,891
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	101,738
FirstEnergy Corp. Series C 7.375%, 11/15/31		275	355,186
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		395	498,625
Nisource Finance Corp. 6.80%, 1/15/19		502	616,003
Pacific Gas & Electric Co. 4.50%, 12/15/41		190	203,682
6.05%, 3/01/34		38	48,959
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)		348	359,823

17

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

TECO Finance, Inc. 4.00%, 3/15/16	U.S.$	100	$106,919
5.15%, 3/15/20		125	145,392
Union Electric Co. 6.70%, 2/01/19		45	56,764

			2,717,982

NATURAL GAS–0.7%
DCP Midstream LLC 5.35%, 3/15/20(c)		137	151,202
Energy Transfer Partners LP 6.70%, 7/01/18		127	153,023
7.50%, 7/01/38		410	530,232
Enterprise Products Operating LLC 5.20%, 9/01/20		305	364,052
EQT Corp. 8.125%, 6/01/19		176	217,858
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		424	453,364
4.15%, 3/01/22		220	238,366
ONEOK, Inc. 4.25%, 2/01/22		480	521,554
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		490	532,852
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	128,626
Williams Cos., Inc. (The) 3.70%, 1/15/23		308	310,665
Williams Partners LP 5.25%, 3/15/20		298	343,282

			3,945,076

			6,663,058

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		290	324,800
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		345	392,733

			717,533

Total Corporates–Investment Grades (cost $48,697,320)			53,834,635

MORTGAGE PASS-THROUGHS–7.4%
AGENCY FIXED RATE 30-YEAR–6.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39		2,656	2,850,357
5.50%, 4/01/38		1,908	2,061,395
Series 2005 5.50%, 1/01/35		702	763,414
Series 2007 5.50%, 7/01/35		75	81,157

Federal National Mortgage Association 3.00%, TBA	U.S.$	2,730	$2,860,528
3.50%, TBA		3,855	4,109,942
4.00%, 1/01/41-12/01/41		5,475	5,876,444
4.50%, TBA		2,750	2,970,537
4.50%, 8/01/40		791	857,362
5.00%, 12/01/39		416	460,731
5.50%, 5/01/38-6/01/38		1,312	1,427,299
6.00%, TBA		110	120,141
6.00%, 8/01/37-7/01/39		2,265	2,479,547
Series 2003 5.00%, 11/01/33		193	209,926
Series 2004 5.50%, 2/01/34-11/01/34		281	308,171
6.00%, 9/01/34-11/01/34		253	281,000
Series 2005 4.50%, 8/01/35		198	213,798
Series 2006 5.00%, 2/01/36		696	757,076
6.00%, 3/01/36		101	111,526
Series 2007 4.50%, 9/01/35		175	190,400
5.00%, 11/01/35-7/01/36		216	235,129
5.50%, 1/01/37-8/01/37		1,059	1,162,342
Series 2008 5.50%, 8/01/37		488	533,731
6.00%, 3/01/37-5/01/38		1,448	1,591,910
Series 2010 6.00%, 2/01/40-4/01/40		683	746,687

			33,260,550

AGENCY FIXED RATE 15-YEAR–1.0%
Federal National Mortgage Association 3.00%, TBA		1,890	1,994,836
4.50%, TBA		790	849,744
4.50%, 6/01/26		2,557	2,762,401

			5,606,981

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp. 2.369%, 4/01/35(e)		848	901,042
Series 2008 2.774%, 11/01/37(g)		74	79,282
Federal National Mortgage Association
2.426%, 8/01/37(e)		381	405,804
Series 2007 2.34%, 3/01/34(g)		235	249,852

			1,635,980

Total Mortgage Pass-Throughs (cost $39,498,913)			40,503,511

18

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–6.3%
UNITED STATES–6.3%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	280	$270,375
3.00%, 5/15/42		900	916,875
4.50%, 2/15/36		1,490	1,960,980
4.625%, 2/15/40		3,835	5,181,445
5.375%, 2/15/31		5	7,138
U.S. Treasury Notes
0.50%, 7/31/17		1,155	1,148,052
0.625%, 8/31/17-11/30/17		2,340	2,334,016
0.75%, 6/30/17-12/31/17		1,555	1,560,882
0.875%, 11/30/16		7,325	7,428,583
1.00%, 8/31/16-3/31/17		9,490	9,667,631
1.625%, 8/15/22-11/15/22		2,440	2,418,628
1.75%, 5/15/22		840	847,284
2.00%, 11/15/21		645	669,440

Total Governments—Treasuries (cost $32,639,127)			34,411,329

ASSET-BACKED SECURITIES–3.6%
AUTOS–FIXED RATE–2.1%
Ally Auto Receivables Trust Series 2012-5, Class A2 0.45%, 7/15/15		290	289,971
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		775	786,652
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2 0.84%, 11/10/14		159	159,032
Series 2011-4, Class A2 0.92%, 3/09/15		124	124,311
Series 2011-5, Class A2 1.19%, 8/08/15		120	120,609
Series 2012-4, Class A2 0.49%, 4/08/16		710	710,224
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		345	351,931
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		395	399,068
CarMax Auto Owner Trust Series 2012-3, Class A2 0.43%, 9/15/15		385	385,010
Exeter Automobile Receivables Trust
Series 2012-1A, Class A 2.02%, 8/15/16(c)		225	226,682
Series 2012-2A, Class A 1.30%, 6/15/17(c)		413	413,848

Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)	CAD	601	$605,746
Ford Credit Auto Lease Trust
Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	105	105,391
Series 2011-B, Class A2 0.82%, 1/15/14		161	161,015
Series 2012-B, Class A2 0.54%, 11/15/14		511	511,291
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		155	154,716
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,080	1,080,476
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		297	298,615
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	142,851
Mercedes-Benz Master Owner Trust 2012-A Series 2012-AA, Class A 0.79%, 11/15/17(c)		444	443,382
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		570	570,625
Nissan Auto Lease Trust
Series 2012-A, Class A2A 0.68%, 7/15/14		406	406,682
Series 2012-B, Class A2A 0.45%, 6/15/15		244	243,948
Santander Drive Auto Receivables Trust
Series 2012-3, Class A3 1.08%, 4/15/16		530	533,565
Series 2012-6, Class A2 0.47%, 9/15/15		210	210,004
SMART Trust/Australia
Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		91	90,869
Series 2012-4US, Class A2A 0.67%, 6/14/15		320	320,018
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		945	950,006
World Omni Automobile Lease Securitization Trust
Series 2011-A, Class A2 0.81%, 10/15/13		209	209,121
Series 2012-A, Class A3 0.93%, 11/16/15		572	575,582

			11,581,241

19

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

CREDIT CARDS–FIXED RATE–0.8%
American Express Credit Account Master Trust
Series 2012-2, Class A 0.68%, 3/15/18	U.S.$	1,010	$1,013,393
Series 2012-5, Class A 0.59%, 5/15/18		565	565,042
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/16/24		475	472,939
Discover Card Master Trust
Series 2012-A1, Class A1 0.81%, 8/15/17		304	306,293
Series 2012-A3, Class A3 0.86%, 11/15/17		260	261,686
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		560	559,667
GE Capital Credit Card Master Note Trust
Series 2012-6, Class A 1.36%, 8/17/20		515	522,264
Series 2012-7, Class A 1.76%, 9/15/22		445	445,088
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		310	313,424

			4,459,796

AUTOS–FLOATING RATE–0.3%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.609%, 9/15/17(c) (e)		616	615,134
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.701%, 6/20/17(e)		790	793,543

			1,408,677

OTHER ABS–FIXED RATE–0.2%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	107	107,848
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	268	268,288
CNH Equipment Trust
Series 2010-C, Class A3 1.17%, 5/15/15		116	116,290
Series 2012-A, Class A3 0.94%, 5/15/17		375	377,322
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		195	196,074

GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)	U.S.$	219	$219,407

			1,285,229

CREDIT CARDS–FLOATING RATE–0.2%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.909%, 2/15/17(c) (e)		490	493,139
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.779%, 3/18/14(c) (e)		545	546,123

			1,039,262

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		113	111,762

HOME EQUITY LOANS–FLOATING RATE–0.0%
RASC Trust Series 2003-KS3, Class A2 0.81%, 5/25/33(e)		1	1,008

Total Asset-Backed Securities (cost $19,805,439)			19,886,975

AGENCIES–2.5%
AGENCY DEBENTURES–2.5%
Federal Farm Credit Bank 0.27%, 6/26/13(e)		2,500	2,501,165
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		2,198	2,296,196
Federal National Mortgage Association
6.25%, 5/15/29		740	1,063,077
6.625%, 11/15/30		2,277	3,467,880
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		4,770	4,216,113

Total Agencies (cost $11,861,758)			13,544,431

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.2%
NON-AGENCY FIXED RATE CMBS–1.9%
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.36%, 4/15/40		110	115,570

20

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4 4.75%, 1/15/37	U.S.$	66	$68,390
Series 2005-C1, Class A4 5.014%, 2/15/38		260	280,053
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.804%, 6/15/38		620	703,817
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.803%, 5/15/46		535	630,427
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class AJ 5.254%, 4/10/37		215	169,507
Series 2007-GG9, Class A4 5.444%, 3/10/39		885	1,019,273
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6 5.396%, 8/10/38		80	84,534
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		960	1,039,302
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB11, Class A4 5.335%, 8/12/37		170	185,915
Series 2006-CB14, Class A4 5.481%, 12/12/44		315	354,028
Series 2006-CB16, Class A4 5.552%, 5/12/45		335	384,829
Series 2007-LD11, Class A4 5.812%, 6/15/49		895	1,043,704
Series 2007-LD12, Class AM 6.002%, 2/15/51		280	313,256
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		395	412,972
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4 5.533%, 6/15/29		40	42,503
Series 2006-C1, Class A4 5.156%, 2/15/31		1,095	1,222,491
Series 2006-C3, Class A4 5.661%, 3/15/39		285	323,436
Series 2006-C4, Class A4 5.865%, 6/15/38		275	317,542
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		358	364,883
Merrill Lynch/Countrywide Commercial Mortgage Trust

Series 2006-2, Class A4 5.893%, 6/12/46	U.S.$	110	$126,714
Series 2006-3, Class A4 5.414%, 7/12/46		480	551,893
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		480	483,587
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45		310	319,663

			10,558,289

NON-AGENCY FLOATING RATE CMBS–0.2%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(c) (e)		75	75,232
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46(g)		834	845,815

			921,047

AGENCY CMBS–0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		634	702,577

Total Commercial Mortgage-Backed Securities (cost $11,317,610)			12,181,913

CORPORATES–NON-INVESTMENT GRADES–0.6%
INDUSTRIAL–0.4%
BASIC–0.1%
Basell Finance Co. BV 8.10%, 3/15/27(c)		145	193,575
LyondellBasell Industries NV 5.75%, 4/15/24		435	511,125

			704,700

CAPITAL GOODS–0.2%
B/E Aerospace, Inc. 5.25%, 4/01/22		295	312,700
Ball Corp. 5.00%, 3/15/22		290	310,300
Hanson Australia Funding Ltd. 5.25%, 3/15/13		120	121,320

			744,320

CONSUMER CYCLICAL– OTHER–0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		195	213,525

21

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22	U.S.$	295	$313,437

			526,962

CONSUMER CYCLICAL–RETAILERS–0.0%
Dollar General Corp. 4.125%, 7/15/17		79	82,950

ENERGY–0.0%
Cimarex Energy Co. 5.875%, 5/01/22		145	158,775

			2,217,707

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	90	98,308
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	480	486,000
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		235	243,225

			827,533

OTHER FINANCE–0.0%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		173	181,438

			1,008,971

UTILITY–0.0%
ELECTRIC–0.0%
CMS Energy Corp. 5.05%, 3/15/22		155	172,742

Total Corporates–Non-Investment Grades (cost $2,976,992)			3,399,420

QUASI-SOVEREIGNS–0.4%
QUASI-SOVEREIGN BONDS–0.4%
INDONESIA–0.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		250	282,500

KAZAKHSTAN–0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(c)		251	312,495

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		460	545,966

SOUTH KOREA–0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)		485	508,814

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		465	495,225

Total Quasi-Sovereigns (cost $1,906,490)			2,145,000

GOVERNMENTS–SOVEREIGN BONDS–0.2%
INDONESIA–0.1%
Indonesia Government International Bond 5.25%, 1/17/42(c)	U.S.$	475	$551,594

QATAR–0.1%
Qatar Government International Bond 4.50%, 1/20/22(c)		270	309,825

RUSSIA–0.0%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)		240	308,577

Total Governments–Sovereign Bonds (cost $999,563)			1,169,996

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO 7.625%, 3/01/40 (cost $350,704)		345	498,422

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
NON-AGENCY FIXED RATE–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.737%, 5/25/35		44	41,932
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		19	18,984

Total Collateralized Mortgage Obligations (cost $61,975)			60,916

	Shares
RIGHTS–0.0%
CONSUMER STAPLES–0.0%
FOOD & STAPLES RETAILING–0.0%
Olam International Ltd.(a) (d) (cost $0)		227,680	– 0 –

	Principal Amount (000)
SHORT-TERM INVESTMENTS–4.8%
TIME DEPOSIT–3.8%
State Street Time Deposit 0.01%, 1/02/13 (cost $21,113,538)	U.S.$	21,114	21,113,538

22

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

TREASURY BILL–1.0%
Japan Treasury Discount Bill Series 321 Zero Coupon, 2/12/13 (cost $5,705,687)	JPY	470,000	$5,424,476

Total Short-Term Investments (cost $26,819,225)			26,538,014

Total Investments Before Security Lending Collateral for Securities Loaned–101.4% (cost $499,492,230)			$557,519,830

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AllianceBernstein Exchange Reserves–Class I, 0.13%(h) (cost $5,277,717)	5,277,717	$5,277,717

TOTAL INVESTMENTS–102.3% (cost $504,769,947)		562,797,547
Other assets less liabilities–(2.3)%		(12,855,221)

Net Assets–100.0%		$549,942,326

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Stoxx 50 Index Futures	4	March 2013	$138,031	$138,067	$36
TOPIX Index Futures	1	March 2013	90,734	99,440	8,706

					$8,742

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	CHF	688	USD	728	2/15/13	$(24,365)
Barclays Bank PLC Wholesale	USD	767	EUR	592	2/15/13	15,190
Barclays Bank PLC Wholesale	USD	427	NOK	2,455	2/19/13	13,585
Barclays Bank PLC Wholesale	GBP	510	USD	820	3/15/13	(8,091)
BNP Paribas SA	USD	522	NZD	620	2/15/13	(10,728)
Citibank, NA	EUR	440	USD	576	1/17/13	(4,635)
Citibank, NA	JPY	470,000	USD	5,708	2/12/13	281,379
Credit Suisse London Branch (GFX)	GBP	1,622	USD	2,593	2/15/13	(41,403)
Credit Suisse London Branch (GFX)	USD	1,549	AUD	1,499	2/15/13	2,260
Credit Suisse London Branch (GFX)	USD	2,770	EUR	2,137	2/15/13	51,285
Credit Suisse London Branch (GFX)	JPY	89,230	USD	1,086	3/15/13	55,290
Deutsche Bank AG London	GBP	296	USD	476	2/15/13	(4,776)
Deutsche Bank AG London	JPY	55,246	USD	662	2/15/13	23,659
Deutsche Bank AG London	USD	464	CAD	460	2/15/13	(1,829)
Deutsche Bank AG London	USD	389	NZD	469	3/15/13	(3,321)
Goldman Sachs Capital Markets LP	GBP	294	USD	471	2/15/13	(6,077)
Goldman Sachs Capital Markets LP	JPY	229,705	USD	2,786	2/15/13	133,803
Goldman Sachs Capital Markets LP	USD	514	AUD	490	2/15/13	(7,199)
Goldman Sachs Capital Markets LP	HKD	2,694	USD	348	2/19/13	(26)

23

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP	BRL	702	USD	327	3/04/13	$(13,161)
HSBC BankUSA	HKD	33,071	USD	4,267	2/15/13	(432)
HSBC BankUSA	USD	1,707	NOK	9,715	3/15/13	36,669
Royal Bank of Canada	CAD	793	USD	805	1/31/13	7,714
Royal Bank of Canada	CAD	1,154	USD	1,157	2/15/13	(2,512)
Royal Bank of Canada	CAD	1,921	USD	1,944	3/15/13	15,969
Royal Bank of Scotland PLC	GBP	287	USD	463	2/15/13	(3,031)
Royal Bank of Scotland PLC	JPY	488,065	USD	6,081	2/15/13	445,818
Royal Bank of Scotland PLC	USD	3,975	JPY	317,134	2/15/13	(313,563)
Royal Bank of Scotland PLC	USD	2,307	NOK	13,278	2/15/13	78,772
Royal Bank of Scotland PLC	USD	2,268	SEK	15,232	2/15/13	71,855
Royal Bank of Scotland PLC	CAD	358	USD	359	3/15/13	(284)
Standard Chartered Bank	HKD	5,542	USD	715	2/15/13	108
Standard Chartered Bank	USD	596	SGD	729	2/15/13	936
Standard Chartered Bank	USD	348	HKD	2,694	2/19/13	(19)
Standard Chartered Bank	JPY	51,502	USD	631	3/15/13	35,857
Standard Chartered Bank	USD	1,075	SEK	7,206	3/15/13	31,294
State Street Bank & Trust Co.	USD	27	CAD	27	1/31/13	(32)
State Street Bank & Trust Co.	CHF	135	USD	145	2/15/13	(2,705)
State Street Bank & Trust Co.	EUR	134	USD	174	2/15/13	(3,254)
State Street Bank & Trust Co.	JPY	16,329	USD	190	2/15/13	1,612
State Street Bank & Trust Co.	NOK	1,796	USD	314	2/15/13	(8,213)
State Street Bank & Trust Co.	USD	129	CAD	130	2/15/13	1,103
State Street Bank & Trust Co.	USD	376	EUR	290	2/15/13	6,936
State Street Bank & Trust Co.	USD	106	HKD	818	2/15/13	(6)
State Street Bank & Trust Co.	CHF	209	USD	222	2/19/13	(6,800)
State Street Bank & Trust Co.	USD	224	CHF	209	2/19/13	4,281
State Street Bank & Trust Co.	USD	561	EUR	435	2/19/13	12,947
State Street Bank & Trust Co.	EUR	133	USD	172	3/15/13	(3,682)
State Street Bank & Trust Co.	USD	175	EUR	133	3/15/13	837
UBS AG	USD	714	AUD	705	2/15/13	15,599
Westpac Banking Corp.	USD	410	AUD	396	3/15/13	(685)

						$873,929

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by the Fund	Payments Received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(40,483)
JPMorgan Chase Bank, NA	2,200	2/7/22	2.043%	3 Month LIBOR	(87,385)

					$(127,868)

24

AllianceBernstein Variable Products Series Fund

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	1.22%	$360	$(3,711)	$(23,575)	$19,864
BNP Paribas SA:
Anadarko Petroleum Corp. 5.95%, 9/15/16, 9/20/17*	1.00	1.41	530	(9,962)	(16,931)	6,969

				$(13,673)	$(40,506)	$26,833

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $19,099,944 or 3.5% of net assets.

(d)	Fair valued by the Adviser.

(e)	Floating Rate Security. Stated interest rate was in effect at December 31, 2012.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2012.

(g)	Variable rate coupon, rate shown as of December 31, 2012.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

GO—General Obligation

LIBOR—London Interbank Offered Rates

REG—Registered Shares

REIT—Real Estate Investment Trust

TBA—To Be Announced

TOPIX—Tokyo Price Index

See notes to financial statements.

25

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $499,492,230)	$557,519,830	(a)
Affiliated issuers (cost $5,277,717—investment of cash collateral for securities loaned)	5,277,717
Cash	12,292	(b)
Foreign currencies, at value (cost $611,030)	611,616
Receivable for capital stock sold	2,435,471
Receivable for investment securities sold and foreign currency transactions	2,089,489
Interest and dividends receivable	1,720,337
Unrealized appreciation of forward currency exchange contracts	1,344,758
Unrealized appreciation on credit default swap contracts	26,833

Total assets	571,038,343

LIABILITIES
Due to custodian	2,204
Payable for investment securities purchased and foreign currency transactions	14,477,212
Payable for collateral received on securities loaned	5,277,717
Unrealized depreciation of forward currency exchange contracts	470,829
Advisory fee payable	238,676
Payable for capital stock redeemed	212,897
Unrealized depreciation on interest rate swap contracts	127,868
Distribution fee payable	100,217
Premium received on credit default swap contracts	40,506
Administrative fee payable	11,210
Transfer Agent fee payable	126
Payable for variation margin on futures contracts	56
Accrued expenses and other liabilities	136,499

Total liabilities	21,096,017

NET ASSETS	$549,942,326

COMPOSITION OF NET ASSETS
Capital stock, at par	$45,745
Additional paid-in capital	495,191,362
Undistributed net investment income	8,736,115
Accumulated net realized loss on investment and foreign currency transactions	(12,846,393)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	58,815,497

	$549,942,326

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$41,801,599	3,448,584	$12.12
B	$508,140,727	42,295,996	$12.01

(a)	Includes securities on loan with a value of $5,113,302 (see Note E).

(b)	An amount of $12,292 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2012.

See notes to financial statements.

26

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $303,151)	$8,435,705
Affiliated issuers	14,952
Interest	5,573,817
Securities lending income	173,164

14,197,638

EXPENSES
Advisory fee (see Note B)	3,039,523
Distribution fee—Class B	1,266,577
Transfer agency—Class A	826
Transfer agency—Class B	9,459
Custodian	310,453
Audit	79,284
Administrative	45,528
Legal	43,618
Printing	13,935
Directors’ fees	4,112
Miscellaneous	46,935

Total expenses	4,860,250

Net investment income	9,337,388

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	21,154,859 (a)
Futures contracts	67,708
Options written	122,279
Swap contracts	(237,653)
Foreign currency transactions	(1,368,238)
Net change in unrealized appreciation/depreciation of:
Investments	39,312,687 (b)
Futures contracts	7,633
Swap contracts	(15,888)
Foreign currency denominated assets and liabilities	951,035

Net gain on investment and foreign currency transactions	59,994,422

NET INCREASE IN NET ASSETS FROM OPERATIONS	$69,331,810

(a)	Net of foreign capital gains taxes of $6,473.

(b)	Net of increase in accrued foreign capital gains taxes of $61.

See notes to financial statements.

27

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,337,388	$10,292,931
Net realized gain on investment and foreign currency transactions	19,738,955	23,530,062
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	40,255,467	(50,646,990)

Net increase (decrease) in net assets from operations	69,331,810	(16,823,997)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(924,872)	(1,640,050)
Class B	(9,652,511)	(11,281,113)
CAPITAL STOCK TRANSACTIONS
Net decrease	(47,254,527)	(19,298,555)

Total increase (decrease)	11,499,900	(49,043,715)
NET ASSETS
Beginning of period	538,442,426	587,486,141

End of period (including undistributed net investment income of $8,736,115 and $9,629,730, respectively)	$549,942,326	$538,442,426

See notes to financial statements.

28

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

29

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

30

AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Consumer Discretionary	$37,187,455		$14,739,005		$–0	–	$51,926,460
Information Technology	45,076,389		4,107,873		–0	–	49,184,262
Financials	29,841,055		17,586,132		–0	–	47,427,187
Health Care	30,403,724		5,210,978		–0	–	35,614,702
Industrials	17,929,161		14,524,544		–0	–	32,453,705
Energy	23,774,269		7,214,653		–0	–	30,988,922
Consumer Staples	15,703,145		10,923,435		–0	–	26,626,580
Equity:Other	7,426,329		15,353,231		–0	–	22,779,560
Retail	6,672,834		7,294,797		–0	–	13,967,631
Residential	6,407,590		3,140,363		297,587		9,845,540
Materials	3,856,533		4,286,724		–0	–	8,143,257
Office	3,086,124		3,129,429		–0	–	6,215,553
Utilities	3,736,160		1,958,366		–0	–	5,694,526
Telecommunication Services	2,755,873		2,425,084		–0	–	5,180,957
Lodging	2,575,672		720,754		–0	–	3,296,426
Corporates–Investment Grades	–0	–	53,834,635		–0	–	53,834,635
Mortgage Pass-Throughs	–0	–	40,503,511		–0	–	40,503,511
Governments—Treasuries	–0	–	34,411,329		–0	–	34,411,329
Asset-Backed Securities	–0	–	18,488,976		1,397,999		19,886,975
Agencies	–0	–	13,544,431		–0	–	13,544,431
Commercial Mortgage-Backed Securities	–0	–	10,580,214		1,601,699		12,181,913
Corporates—Non-Investment Grades	–0	–	3,399,420		–0	–	3,399,420
Quasi-Sovereigns	–0	–	2,145,000		–0	–	2,145,000
Governments—Sovereign Bonds	–0	–	1,169,996		–0	–	1,169,996
Local Governments—Municipal Bonds	–0	–	498,422		–0	–	498,422
Collateralized Mortgage Obligations	–0	–	–0	–	60,916		60,916
Rights	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	21,113,538		–0	–	21,113,538
Treasury Bill	–0	–	5,424,476		–0	–	5,424,476
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,277,717		–0	–	–0	–	5,277,717

Total Investments in Securities	241,710,030		317,729,316	+	3,358,201		562,797,547
Other Financial Instruments*:
Assets:
Futures Contracts	36		8,706		–0	–	8,742	#
Forward Currency Exchange Contracts	–0	–	1,344,758		–0	–	1,344,758
Credit Default Swap Contracts	–0	–	26,833		–0	–	26,833
Liabilities:
Forward Currency Exchange Contracts	–0	–	(470,829)		–0	–	(470,829)
Interest Rate Swap Contracts	–0	–	(127,868)		–0	–	(127,868)

Total++	$241,710,066		$318,510,916		$3,358,201		$563,579,183

31

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock - Residential		Asset-Backed Securities		Commercial Mortgage- Backed Securities
Balance as of 12/31/11	$–0	–	$1,850,013		$453,065
Accrued discounts/(premiums)	–0	–	1,126		9,909
Realized gain (loss)	10,382		(281,904)		66,661
Change in unrealized appreciation/depreciation	76,344		342,915		72,218
Purchases	271,146		884,396		1,275,491
Sales	(60,285)		(1,398,547)		(275,645)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/12	$297,587		$1,397,999		$1,601,699

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12*	$76,344		$19,922		$120,594

	Collateralized Mortgage Obligation		Rights^		Total
Balance as of 12/31/11	$311,631		$–0	–	$2,614,709
Accrued discounts/(premiums)	35		–0	–	11,070
Realized gain (loss)	(280,700)		–0	–	(485,561)
Change in unrealized appreciation/depreciation	324,000		–0	–	815,477
Purchases	–0	–	–0	–	2,431,033
Sales	(294,050)		–0	–	(2,028,527)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/12	$60,916		$–0	–	$3,358,201

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12*	$6,904		$–0	–	$223,764

^	The Fund held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

32

AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

33

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,528.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $516,365, of which $0 and $824, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$320,236,099	$344,678,486
U.S. government securities	164,296,140	174,036,879

34

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$512,029,404

Gross unrealized appreciation	$67,013,971
Gross unrealized depreciation	(16,245,828)

Net unrealized appreciation	$50,768,143

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2012, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

35

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2012, the Portfolio held written options for hedging purposes.

For the year ended December 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	14,270		117,034
Options expired	(14,270)		(117,034)
Options bought back	–0	–	–0	–
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/12	–0	–	$–0	–

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

36

AllianceBernstein Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2012, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

37

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2012, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2012, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $890,000, with net unrealized appreciation of $26,833, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2012, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $156,636. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $156,636 would be required to be posted by the Portfolio.

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,344,758		Unrealized depreciation of forward currency exchange contracts	$470,829
Interest rate contracts				Unrealized depreciation on interest rate swap contracts	127,868
Credit contracts	Unrealized appreciation on credit default swap contracts	26,833
Equity contracts	Receivable/Payable for variation margin on futures contracts	8,742	*

Total		$1,380,333			$598,697

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

38

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,052,719)	$942,787
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,890	(127,868)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(245,543)	111,980
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	67,708	7,633
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(305,321)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	122,279	–0	–

Total		$(1,405,706)	$934,532

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$33,377,513
Average principal amount of sale contracts	$39,075,522
Interest Rate Swap Contracts:
Average notional amount	$4,638,333
Credit Default Swap Contracts:
Average notional amount of buy contracts	$3,859,600	(a)
Average notional amount of sale contracts	$801,667	(b)
Futures Contracts:
Average original value of buy contracts	$312,026
Purchased Options:
Average monthly cost	$292,224	(b)

(a)	Positions were open one month of the year.

(b)	Positions were open six months of the year.

39

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2012, the Portfolio earned drop income of $134,740 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $5,113,302 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,277,717. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $173,164 and $14,952 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$4,229	$89,678	$88,629	$5,278	$15

40

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	59,264	340,171	$696,079	$3,980,963
Shares issued in reinvestment of dividends	80,006	138,870	924,871	1,640,050
Shares redeemed	(1,774,706)	(1,399,958)	(20,596,189)	(15,753,756)

Net decrease	(1,635,436)	(920,917)	$(18,975,239)	$(10,132,743)

Class B
Shares sold	3,910,605	6,176,389	$45,197,855	$69,344,485
Shares issued in reinvestment of dividends	841,544	962,552	9,652,511	11,281,113
Shares redeemed	(7,177,099)	(7,981,306)	(83,129,654)	(89,791,410)

Net decrease	(2,424,950)	(842,365)	$(28,279,288)	$(9,165,812)

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

41

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$10,577,383	$12,921,163

Total taxable distributions paid	$10,577,383	$12,921,163

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,599,785
Accumulated capital and other losses	(8,616,975	)(a)
Unrealized appreciation/(depreciation)	50,722,406	(b)

Total accumulated earnings/(deficit)	$54,705,216

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $8,418,141. During the fiscal year, the Portfolio utilized $15,520,821 of capital loss carryforwards to offset current year net realized gains. At December 31, 2012, the Portfolio had a post-October short-term capital loss deferral of $198,834, which is deemed to arise on January 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $8,418,141 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 8,418,141	n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of Treasury inflation-protected securities, reclassifications of foreign currency, foreign capital gains tax, paydown gains/losses and consent fees, the tax treatment of swaps and passive foreign investment companies (PFICs), and return of capital distributions received from underlying securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

42

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$10.90		$11.48		$10.66		$8.63		$13.05

Income From Investment Operations
Net investment income (a)	.22		.23		.23		.24		.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25		(.53)		.88		1.89		(3.97)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.47		(.30)		1.11		2.13		(3.75)

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.28)		(.29)		(.10)		(.39)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.28)

Total dividends and distributions	(.25)		(.28)		(.29)		(.10)		(.67)

Net asset value, end of period	$12.12		$10.90		$11.48		$10.66		$8.63

Total Return
Total investment return based on net asset value (d)	13.63%		(2.81	)%*	10.61	%*	24.88	%*	(30.01	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,801		$55,395		$68,914		$73,120		$67,526
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65%		.66%		.68	%(e)	.69%		.75	%(e)
Expenses, before waivers/reimbursements	.65%		.66%		.68	%(e)	.69%		.78	%(e)
Net investment income	1.91%		2.03%		2.14	%(e)	2.66%		3.08	%(b)(e)
Portfolio turnover rate	90%		94%		101%		85%		93%

See footnote summary on page 44.

43

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$10.80		$11.38		$10.58		$8.58		$12.97

Income From Investment Operations
Net investment income (a)	.19		.20		.20		.22		.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24		(.53)		.87		1.86		(4.02)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.43		(.33)		1.07		2.08		(3.76)

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.25)		(.27)		(.08)		(.35)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	–0	–	–0	–	(.28)

Total dividends and distributions	(.22)		(.25)		(.27)		(.08)		(.63)

Net asset value, end of period	$12.01		$10.80		$11.38		$10.58		$8.58

Total Return
Total investment return based on net asset value (d)	13.38%		(3.06	)%*	10.30	%*	24.45	%*	(30.20	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$508,141		$483,047		$518,572		$458,669		$285,962
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.91%		.93	%(e)	.95%		1.00	%(e)
Expenses, before waivers/reimbursements	.90%		.91%		.93	%(e)	.95%		1.02	%(e)
Net investment income	1.67%		1.78%		1.89	%(e)	2.36%		2.48	%(b)(e)
Portfolio turnover rate	90%		94%		101%		85%		93%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and 0.10%, respectively.

See notes to financial statements.

44

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

45

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 32.12% of dividends paid qualify for the dividends received deduction.

46

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dokyoung Lee(2), Vice President Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President	Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden.

47

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

48

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

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BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Dokyoung Lee 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Seth J. Masters 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Christopher H. Nikolich 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Patrick J. Rudden 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on July 31-August 2, 2012 (the “August 2012 Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds

52

AllianceBernstein Variable Products Series Fund

because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2012 Meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Portfolio’s composite index (60% Standard & Poor’s (S&P) 500 Stock Index/40% Barclays Capital (BC) U.S. Aggregate Bond Index), in each case for the 1-, 3- and 5-year periods ended May 31, 2012 and (in the case of comparisons with the indices) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Portfolio lagged its composite index in all periods. It outperformed the S&P 500 Index in the 5-year period and the BC U.S. Aggregate Bond Index in the 3-year period, but lagged those indices in all other periods. Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in equity and debt securities. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the

53

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/12 ($MM)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$543.0	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,488 (0.01% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Directors on July 31-August 2, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/11)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.66% 0.91%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios–Balanced Wealth Strategy (“TAP – Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.5 The Adviser also manages AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and the advisory fee schedules of TAP–Balanced Wealth Strategy and Balanced Shares, Inc. are also shown in the table below.6

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

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AllianceBernstein Variable Products Series Fund

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP–Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[7]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s contractual management fee9 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)10.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.604	4/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

7	This ITM is privately placed or institutional.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.660	0.670	4/9	0.688	12/26

Based on this analysis, the Portfolio has equally favorable rankings on a management fee and total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $1,264,561 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $3,110,664 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,310 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client.

13	Most recently completed fiscal year Class A total expense ratio.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2011.

58

AllianceBernstein Variable Products Series Fund

The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings18 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended May 31, 2012.20

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

59

BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	–4.83	–2.15	–2.15	9/9	94/106
3 year	9.55	10.26	10.43	8/9	71/95
5 year	–0.76	0.76	1.58	8/9	69/72

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2012.21

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	–4.83	9.55	–0.76	3.72
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	2.55	12.49	2.12	5.16
S&P 500 Stock Index	–0.41	14.92	–0.92	4.01
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.73
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

21	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

60

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser”) determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swap agreements to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments or decide not to hedge this exposure. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (“MSCI”) World Index and the Barclays Capital (“BC”) U.S. Treasury Index and to a 60% / 40% blend of the MSCI World Index and the BC U.S. Treasury Index, respectively, for the one-year period ended December 31, 2012, and since the Portfolio’s inception on April 1, 2011.

The Portfolio underperformed the MSCI World Index and blended benchmark for the annual period, and outperformed the BC U.S. Treasury Index. The Portfolio was positioned defensively at the beginning of 2012 and

AllianceBernstein Variable Products Series Fund

during the summer when the Dynamic Asset Allocation Team (the “Team”) was concerned about severe downside risks emanating from Europe. While equities were attractively priced, they were not cheap enough given the Team’s assessment of the potential risks, hence the Portfolio held an underweight position. This underweight to equities cost relative performance versus the equity and blended benchmarks when policymakers took significant action to avert a bank funding crisis and a euro break-up.

The Portfolio’s cash holdings detracted from returns as bond yields continued to fall to new lows. The Portfolio has held a portion of the account in cash instead of bonds since a bond’s ability to hedge equity risk is limited. As rates are currently below 1%, there is little room for interest rates to fall, capping their return potential. Conversely, bond yields can rise substantially, creating the potential for significant losses on bond positions.

The Portfolio’s overweight to equities and underweight to fixed income toward the end of the annual period added to performance as reduced tail risks from Europe and signs of a strengthening economic recovery in the U.S. boosted equity prices.

Derivatives used during the period included futures for hedging and investment purposes, which added to performance; currencies for hedging and investment purposes, which detracted from performance; total return swaps, for investment purposes, which added to performance; credit default swaps, for investment purposes, which detracted from performance; purchased options, for hedging purposes, which detracted from performance; and written options for hedging purposes, which added to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

As European policy makers took forceful action to support the euro and the U.S. Federal Reserve engaged in additional monetary stimulus to support growth, financial conditions improved, perceived tail risks fell, and markets staged a sharp rally. While the Team recognized the potential for near-term volatility as a result of uncertainty surrounding the fiscal cliff in the U.S., the Team believed the most likely scenario would be Congress raising the debt limit and a limited impact on the real economy. The Team, therefore, has gradually increased the Portfolio’s equity exposure across all regions and capitalization sizes. 2012 ended with the Portfolio positioned with a modestly higher-than-normal exposure to risk assets and an underweight in fixed income assets.

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged BC U.S. Treasury Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The BC U.S. Treasury Index represents the performance of U.S. Treasuries within the U.S. Government fixed income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk: The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

(Disclosures, Risks and a Note about Historical Performance continued on next page)

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	Since Inception*
AllianceBernstein Dynamic Asset Allocation Portfolio Class A	8.22%	3.12%
AllianceBernstein Dynamic Asset Allocation Portfolio Class B	7.90%	2.88%
MSCI World Index	15.83%	2.49%
BC U.S. Treasury Index	1.99%	6.78%
60% MSCI World Index / 40% BC U.S. Treasury Index	10.38%	4.44%
* Since inception of the Portfolio’s Class A and Class B shares on 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.56% and 2.48% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85% and 1.10% for Class A and Class B, respectively, excluding any acquired fund fees and expenses. These waivers/reimbursements extend through May 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

4/1/2011* – 12/31/12

*	Since inception of the Portfolio’s Class A shares on 4/1/2011.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011* to 12/31/12) as compared to the performance of the Portfolio to its primary, and blended benchmark and the BC U.S. Treasury Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3-4.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.10	$4.39	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.32	0.85%

Class B
Actual	$1,000	$1,052.00	$5.67	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$50,192,226	22.8%
iShares MSCI Emerging Markets Index Fund	9,144,083	4.1
Apple, Inc.	1,211,577	0.6
Exxon Mobil Corp.	966,677	0.4
Royal Dutch Shell PLC	597,540	0.3
Nestle SA	578,775	0.3
General Electric Co.	536,714	0.2
HSBC Holdings PLC	521,869	0.2
Chevron Corp.	516,909	0.2
International Business Machines Corp.	498,988	0.2

	$64,765,358	29.3%

PORTFOLIO BREAKDOWN**

December 31, 2012 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	25.0%
International Large Cap	23.3
U.S. Mid-Cap	2.6
U.S. Small-Cap	3.0
Emerging Market Equities	8.4
Real Estate Equities	2.4

Sub-total	64.7

Fixed Income
U.S. Bonds	25.4
International Bonds	2.5

Sub-total	27.9

Opportunistic Assets
High Yield	3.9

Cash	3.5

Total	100.0%

SECURITY TYPE BREAKDOWN†

December 31, 2012 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENT
Common Stocks	$60,532,243	28.1%
Governments—Treasuries	50,192,226	23.3
Investment Companies	9,144,083	4.2
Options Purchased—Puts	160,285	0.1
Rights	1,301	0.0
Short-Term Investments	95,466,789	44.3

	$215,496,927	100.0%

*	Long-term investments.

**	All data are as of December 31, 2012. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–27.4%
FINANCIALS–5.5%
CAPITAL MARKETS–0.5%

Aberdeen Asset Management PLC	3,678	$22,132
Ameriprise Financial, Inc.	495	31,002
Bank of New York Mellon Corp. (The)	2,815	72,346
BlackRock, Inc.–Class A	327	67,594
Charles Schwab Corp. (The)	2,640	37,910
Credit Suisse Group AG(a)	3,127	76,319
Daiwa Securities Group, Inc.	4,000	22,316
Deutsche Bank AG (REG)	2,499	109,943
E*Trade Financial Corp.(a)	620	5,549
Franklin Resources, Inc.	340	42,738
Goldman Sachs Group, Inc. (The)	1,088	138,785
Invesco Ltd.	1,030	26,873
Julius Baer Group Ltd.(a)	1,220	43,436
Legg Mason, Inc.	260	6,687
Macquarie Group Ltd.	890	33,340
Morgan Stanley	3,320	63,478
Nomura Holdings, Inc.	9,800	58,009
Northern Trust Corp.	510	25,582
Partners Group Holding AG	133	30,747
Schroders PLC	729	20,255
State Street Corp.	1,135	53,356
T Rowe Price Group, Inc.	625	40,706
UBS AG(a)	9,783	153,093

		1,182,196

COMMERCIAL BANKS–2.1%
Aozora Bank Ltd.(b)	6,000	18,448
Australia & New Zealand Banking Group Ltd.	7,203	189,702
Banco Bilbao Vizcaya Argentaria SA	14,655	136,157
Banco de Sabadell SA(a)	7,550	19,745
Banco Espirito Santo SA(a)	5,403	6,426
Banco Popular Espanol SA	14,317	11,191
Banco Santander SA	27,759	225,598
Bank Leumi Le-Israel BM(a)	6,125	20,848
Bank of Yokohama Ltd. (The)	3,000	13,949
Barclays PLC	31,160	135,358
BB&T Corp.	1,700	49,487
BNP Paribas SA	2,698	153,597
BOC Hong Kong Holdings Ltd.	10,000	31,458
CaixaBank(b)	2,117	7,416
Chiba Bank Ltd. (The)	2,000	11,716
Comerica, Inc.	450	13,653
Commerzbank AG(a)	11,674	22,365
Commonwealth Bank of Australia	4,251	276,852
Danske Bank A/S(a)	1,753	29,773
DBS Group Holdings Ltd.	5,000	61,383
DnB ASA	2,627	33,577
Erste Group Bank AG(a)	578	18,377
Fifth Third Bancorp	2,190	33,266

First Horizon National Corp.	585	$5,797
Fukuoka Financial Group, Inc.	4,000	16,019
Hang Seng Bank Ltd.	2,100	32,418
HSBC Holdings PLC	49,248	521,869
Huntington Bancshares, Inc./OH	2,065	13,195
Intesa Sanpaolo SpA	27,085	46,838
Joyo Bank Ltd. (The)	3,000	14,254
KBC Groep NV	433	15,091
KeyCorp	2,275	19,156
Lloyds Banking Group PLC(a)	111,087	88,525
M&T Bank Corp.	315	31,018
Mitsubishi UFJ Financial Group, Inc.	34,200	185,060
Mizrahi Tefahot Bank Ltd.(a)	973	10,091
Mizuho Financial Group, Inc.	61,400	112,576
National Australia Bank Ltd.	6,018	158,292
Natixis	9,006	30,784
Nordea Bank AB	7,072	68,025
Oversea-Chinese Banking Corp., Ltd.	7,000	56,406
PNC Financial Services Group, Inc.	1,280	74,637
Raiffeisen Bank International AG(b)	176	7,321
Regions Financial Corp.	3,375	24,030
Resona Holdings, Inc.	5,100	23,319
Royal Bank of Scotland Group PLC(a)	5,577	29,809
Seven Bank Ltd.	5,324	14,044
Shinsei Bank Ltd.	12,000	24,018
Shizuoka Bank Ltd. (The)	1,000	9,768
Skandinaviska Enskilda Banken AB	4,967	42,496
Societe Generale SA(a)	1,878	71,406
Standard Chartered PLC	6,409	165,863
Sumitomo Mitsui Financial Group, Inc.	3,600	130,830
Sumitomo Mitsui Trust Holdings, Inc.	8,000	28,187
SunTrust Banks, Inc.	1,290	36,572
Svenska Handelsbanken AB	1,317	47,349
Swedbank AB	2,205	43,318
UniCredit SpA(a)	10,889	53,622
United Overseas Bank Ltd.	3,000	49,212
US Bancorp	4,565	145,806
Wells Fargo & Co.	11,875	405,888
Westpac Banking Corp.	8,210	224,952
Zions Bancorporation	430	9,202

		4,607,405

CONSUMER FINANCE–0.1%
American Express Co.	2,410	138,527
Capital One Financial Corp.	1,413	81,855
Credit Saison Co., Ltd.	700	17,509
Discover Financial Services	1,260	48,573
SLM Corp.	1,100	18,843

		305,307

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–0.7%
ASX Ltd.	332	$10,835
Bank of America Corp.	26,095	302,702
Citigroup, Inc.	7,078	280,006
CME Group, Inc.–Class A	750	38,032
Deutsche Boerse AG	524	32,133
Eurazeo	75	3,631
Exor SpA	1,279	32,233
Groupe Bruxelles Lambert SA	217	17,307
Hong Kong Exchanges and Clearing Ltd.	2,800	48,457
ING Groep NV(a)	10,296	97,791
IntercontinentalExchange, Inc.(a)	200	24,762
Investor AB	1,705	44,791
JPMorgan Chase & Co.	9,215	405,184
Leucadia National Corp.	455	10,824
London Stock Exchange Group PLC	969	17,285
Mitsubishi UFJ Lease & Finance Co., Ltd.	350	15,056
Moody’s Corp.	445	22,392
NASDAQ OMX Group, Inc. (The)	260	6,503
NYSE Euronext	585	18,451
ORIX Corp.	280	31,628
Pohjola Bank PLC	371	5,555
Resolution Ltd.	3,866	15,729
Singapore Exchange Ltd.	3,000	17,433

		1,498,720

INSURANCE–1.2%
ACE Ltd.	835	66,633
Admiral Group PLC	819	15,601
Aegon NV	7,148	46,175
Aflac, Inc.	1,105	58,698
Ageas	627	18,526
AIA Group Ltd.	27,520	109,154
Allianz SE	1,224	170,622
Allstate Corp. (The)	1,150	46,195
American International Group, Inc.(a)	3,602	127,151
AMP Ltd.	7,786	39,493
AON PLC	765	42,534
Assicurazioni Generali SpA	3,139	57,364
Assurant, Inc.	160	5,552
Aviva PLC	7,812	48,340
Berkshire Hathaway, Inc.(a)	4,430	397,371
Chubb Corp. (The)	660	49,711
Cincinnati Financial Corp.	360	14,098
Dai-ichi Life Insurance Co., Ltd. (The)	23	32,362
Genworth Financial, Inc.– Class A(a)	1,185	8,899
Hannover Rueckversicherung AG	173	13,550
Hartford Financial Services Group, Inc.	1,025	23,001
Insurance Australia Group Ltd.	6,220	30,636

Legal & General Group PLC	15,786	$37,853
Lincoln National Corp.	640	16,576
Loews Corp.	740	30,155
Mapfre SA	3,353	10,331
Marsh & McLennan Cos., Inc.	1,290	44,466
MetLife, Inc.	2,570	84,656
MS&AD Insurance Group Holdings	1,400	27,940
Muenchener Rueckversicherungs AG	482	87,014
NKSJ Holdings, Inc.	1,000	21,449
Old Mutual PLC	13,083	38,425
Principal Financial Group, Inc.	640	18,253
Progressive Corp. (The)	1,345	28,379
Prudential Financial, Inc.	1,115	59,463
Prudential PLC	6,850	97,731
QBE Insurance Group Ltd.	3,112	35,657
RSA Insurance Group PLC	9,493	19,605
Sampo	1,127	36,499
SCOR SE	935	25,272
Sony Financial Holdings, Inc.	875	15,731
Standard Life PLC	6,327	34,586
Suncorp Group Ltd.	3,459	36,938
Swiss Re AG(a)	947	68,656
T&D Holdings, Inc.	1,550	18,872
Tokio Marine Holdings, Inc.	1,900	52,933
Torchmark Corp.	235	12,142
Travelers Cos., Inc. (The)	930	66,793
Tryg A/S	78	5,903
Unum Group	670	13,949
Vienna Insurance Group AG Wiener Versicherung Gruppe	71	3,790
XL Group PLC	710	17,793
Zurich Insurance Group AG(a)	396	106,111

		2,595,587

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.6%
American Tower Corp.	955	73,793
Apartment Investment & Management Co.–Class A	305	8,253
AvalonBay Communities, Inc.	225	30,508
Boston Properties, Inc.	390	41,266
British Land Co. PLC	2,299	21,240
Capital Shopping Centres Group PLC	2,951	16,977
CFS Retail Property Trust Group	11,279	22,563
Dexus Property Group	23,282	24,728
Equity Residential	730	41,369
Fonciere Des Regions	329	27,686
Gecina SA	253	28,650
Goodman Group	5,915	26,952
GPT Group	6,698	25,782
Hammerson PLC	2,197	17,617
HCP, Inc.	1,030	46,535
Health Care REIT, Inc.	565	34,629
Host Hotels & Resorts, Inc.	1,710	26,796
ICADE	296	26,428

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Japan Real Estate Investment Corp.	2	$19,704
Japan Retail Fund Investment Corp.	8	14,706
Kimco Realty Corp.	970	18,740
Klepierre	695	27,779
Land Securities Group PLC	2,095	27,949
Link REIT (The)	6,000	30,087
Mirvac Group	12,834	19,973
Nippon Building Fund, Inc.	2	20,690
Plum Creek Timber Co., Inc.	360	15,973
ProLogis, Inc.	1,090	39,774
Public Storage	340	49,286
Simon Property Group, Inc.	736	116,354
Stockland	6,911	25,554
Unibail-Rodamco SE	247	59,898
Ventas, Inc.	721	46,663
Vornado Realty Trust	395	31,632
Westfield Group	5,897	65,126
Westfield Retail Trust	7,800	24,609
Weyerhaeuser Co.	1,290	35,888

		1,232,157

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	700	17,221
CapitaLand Ltd.	11,000	33,859
CBRE Group, Inc.(a)	715	14,228
Cheung Kong Holdings Ltd.	4,000	62,237
City Developments Ltd.	3,000	32,085
Daito Trust Construction Co., Ltd.	200	18,902
Daiwa House Industry Co., Ltd.	1,000	17,193
Global Logistic Properties Ltd.	14,661	33,907
Hang Lung Properties Ltd.	7,000	28,171
Henderson Land Development Co., Ltd.	4,000	28,637
Immofinanz AG(a)	2,501	10,529
Mitsubishi Estate Co., Ltd.	3,000	71,822
Mitsui Fudosan Co., Ltd.	2,000	48,926
Nomura Real Estate Holdings, Inc.	800	15,298
Sino Land Co., Ltd.	16,000	29,130
Sumitomo Realty & Development Co., Ltd.	1,000	33,314
Sun Hung Kai Properties Ltd.	4,000	60,870
Swire Pacific Ltd.	2,000	25,018
Wharf Holdings Ltd.	4,000	31,905
Wheelock & Co., Ltd.	6,000	30,528

		643,780

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,130	9,187
People’s United Financial, Inc.	815	9,853

		19,040

		12,084,192

INFORMATION TECHNOLOGY–3.2%
COMMUNICATIONS EQUIPMENT–0.3%
Cisco Systems, Inc.	12,810	$251,716
F5 Networks, Inc.(a)	190	18,458
Harris Corp.	275	13,464
JDS Uniphase Corp.(a)	560	7,582
Juniper Networks, Inc.(a)	1,270	24,981
Motorola Solutions, Inc.	695	38,698
Nokia Oyj(b)	10,067	39,782
QUALCOMM, Inc.	4,130	256,143
Telefonaktiebolaget LM Ericsson–Class B	8,096	81,780

		732,604

COMPUTERS & PERIPHERALS–0.7%
Apple, Inc.	2,273	1,211,577
Dell, Inc.	3,530	35,759
EMC Corp./MA(a)	5,075	128,397
Fujitsu Ltd.	5,000	20,970
Gemalto NV	323	29,156
Hewlett-Packard Co.	4,760	67,830
NEC Corp.(a)	9,000	18,984
NetApp, Inc.(a)	880	29,524
SanDisk Corp.(a)	580	25,265
Seagate Technology PLC(b)	850	25,908
Toshiba Corp.	11,000	43,540
Western Digital Corp.	540	22,945

		1,659,855

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Amphenol Corp.–Class A	395	25,557
Corning, Inc.	3,605	45,495
FLIR Systems, Inc.	360	8,032
Fujifilm Holdings Corp.	1,200	24,144
Hexagon AB	938	23,720
Hirose Electric Co., Ltd.	100	11,974
Hitachi High-Technologies Corp.	600	12,416
Hitachi Ltd.	12,000	70,614
Hoya Corp.	1,200	23,645
Jabil Circuit, Inc.	445	8,584
Keyence Corp.	100	27,732
Kyocera Corp.	400	36,266
Molex, Inc.(b)	325	8,882
Murata Manufacturing Co., Ltd.	500	29,496
Omron Corp.	700	16,802
TDK Corp.(b)	300	10,925
TE Connectivity Ltd.	1,030	38,234

		422,518

INTERNET SOFTWARE & SERVICES–0.3%
Akamai Technologies, Inc.(a)	425	17,387
Dena Co., Ltd.	529	17,353
eBay, Inc.(a)	2,805	143,111

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Google, Inc.–Class A(a)	647	$458,962
United Internet AG	552	11,937
VeriSign, Inc.(a)	375	14,558
Yahoo! Japan Corp.	43	13,923
Yahoo!, Inc.(a)	2,525	50,248

		727,479

IT SERVICES–0.6%
Accenture PLC	1,535	102,077
Amadeus IT Holding SA	842	21,279
Automatic Data Processing, Inc.	1,170	66,702
Cap Gemini SA	320	13,993
Cognizant Technology Solutions Corp.–Class A(a)	725	53,686
Computer Sciences Corp.	370	14,819
Computershare Ltd.	1,449	13,669
Fidelity National Information Services, Inc.	600	20,886
Fiserv, Inc.(a)	330	26,080
International Business Machines Corp.	2,605	498,988
Mastercard, Inc.–Class A	265	130,189
Nomura Research Institute Ltd.	600	12,498
NTT Data Corp.	5	15,651
Paychex, Inc.	775	24,133
SAIC, Inc.	685	7,754
Teradata Corp.(a)	405	25,065
Total System Services, Inc.	390	8,354
Visa, Inc.–Class A	1,265	191,749
Western Union Co. (The)– Class W	1,450	19,735

		1,267,307

OFFICE ELECTRONICS–0.1%
Canon, Inc.(b)	3,000	116,279
Konica Minolta Holdings, Inc.	2,000	14,393
Ricoh Co., Ltd.(b)	2,000	21,229
Xerox Corp.	3,165	21,585

		173,486

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Advanced Micro Devices, Inc.(a)(b)	1,455	3,492
Altera Corp.	760	26,174
Analog Devices, Inc.	730	30,704
Applied Materials, Inc.	2,985	34,148
ARM Holdings PLC	3,698	46,701
ASM Pacific Technology Ltd.(b)	900	11,049
ASML Holding NV	869	55,732
Broadcom Corp.–Class A(a)	1,220	40,516
Infineon Technologies AG	3,026	24,651
Intel Corp.	12,090	249,417
KLA-Tencor Corp.	410	19,582
Lam Research Corp.(a)	429	15,500
Linear Technology Corp.	540	18,522
LSI Corp.(a)	1,320	9,346
Mellanox Technologies Ltd.(a)	100	6,194
Microchip Technology, Inc.	445	14,503

Micron Technology, Inc.(a)	2,420	$15,367
NVIDIA Corp.	1,485	18,251
Rohm Co., Ltd.	400	13,076
Teradyne, Inc.(a)	430	7,263
Texas Instruments, Inc.	2,725	84,311
Tokyo Electron Ltd.	500	23,061
Xilinx, Inc.	635	22,796

		790,356

SOFTWARE–0.6%
Adobe Systems, Inc.(a)	1,190	44,839
Autodesk, Inc.(a)	545	19,266
BMC Software, Inc.(a)	355	14,079
CA, Inc.	825	18,134
Citrix Systems, Inc.(a)	450	29,588
Dassault Systemes SA	243	27,169
Electronic Arts, Inc.(a)	765	11,116
Intuit, Inc.	670	39,865
Microsoft Corp.	18,280	488,624
Nexon Co., Ltd.(a)	735	7,444
NICE Systems Ltd.(a)	208	6,967
Nintendo Co., Ltd.	300	32,033
Oracle Corp.	9,220	307,210
Oracle Corp. Japan	300	12,497
Red Hat, Inc.(a)	470	24,891
Sage Group PLC (The)	3,508	16,868
Salesforce.com, Inc.(a)	311	52,279
SAP AG	2,473	198,860
Symantec Corp.(a)	1,695	31,883
Trend Micro, Inc./Japan(b)	500	15,108

		1,398,720

		7,172,325

INDUSTRIALS–3.1%
AEROSPACE & DEFENSE–0.5%
BAE Systems PLC	8,702	48,367
Boeing Co. (The)	1,660	125,098
Cobham PLC	3,228	11,729
European Aeronautic Defence and Space Co. NV	1,104	43,521
General Dynamics Corp.	810	56,109
Honeywell International, Inc.	1,905	120,910
L-3 Communications Holdings, Inc.	225	17,240
Lockheed Martin Corp.	650	59,989
Meggitt PLC	2,537	15,886
Northrop Grumman Corp.	590	39,872
Precision Castparts Corp.	390	73,874
Raytheon Co.	800	46,048
Rockwell Collins, Inc.	350	20,360
Rolls-Royce Holdings PLC(a)	5,033	72,190
Safran SA	629	27,240
Singapore Technologies Engineering Ltd.	6,000	18,937
Textron, Inc.	655	16,237
Thales SA	694	24,181
United Technologies Corp.	2,025	166,070
Zodiac Aerospace	227	25,131

		1,028,989

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	415	$26,236
Deutsche Post AG	2,275	50,108
Expeditors International of Washington, Inc.	520	20,566
FedEx Corp.	715	65,580
Kuehne & Nagel International AG	432	52,082
United Parcel Service, Inc.– Class B	1,755	129,396
Yamato Holdings Co., Ltd.	1,000	15,197

		359,165

AIRLINES–0.0%
All Nippon Airways Co., Ltd.(b)	5,000	10,505
Deutsche Lufthansa AG (REG)	1,092	20,643
International Consolidated Airlines Group SA(a)	2,643	7,846
Singapore Airlines Ltd.	3,000	26,634
Southwest Airlines Co.	1,755	17,971

		83,599

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.(b)	3,000	21,905
Assa Abloy AB	1,164	43,816
Cie de St-Gobain	1,080	46,379
Daikin Industries Ltd.	600	20,610
LIXIL Group Corp.	700	15,614
Masco Corp.	855	14,244

		162,568

COMMERCIAL SERVICES & SUPPLIES–0.2%
ADT Corp. (The)	547	25,430
Aggreko PLC	718	20,491
Avery Dennison Corp.	235	8,206
Babcock International Group PLC	1,121	17,695
Brambles Ltd.	4,179	33,137
Cintas Corp.	235	9,612
Dai Nippon Printing Co., Ltd.	2,000	15,683
Edenred	818	25,299
G4S PLC	3,792	15,888
Iron Mountain, Inc.	364	11,302
Pitney Bowes, Inc.(b)	455	4,841
Republic Services, Inc.–Class A	700	20,531
Secom Co., Ltd.	600	30,229
Serco Group PLC	1,802	15,785
Societe BIC SA	221	26,491
Stericycle, Inc.(a)	210	19,587
Toppan Printing Co., Ltd.	2,000	12,398
Waste Management, Inc.	1,045	35,258

		347,863

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	381	9,656
Bouygues SA	95	2,827

Chiyoda Corp.	1,000	$14,325
Ferrovial SA	1,084	16,137
Fluor Corp.	415	24,377
Jacobs Engineering Group, Inc.(a)	315	13,410
JGC Corp.	1,000	31,162
Leighton Holdings Ltd.	1,344	25,371
Obayashi Corp.	3,000	16,914
Quanta Services, Inc.(a)	515	14,054
Taisei Corp.	5,000	16,626
Vinci SA	1,219	58,691

		243,550

ELECTRICAL EQUIPMENT–0.2%
ABB Ltd. (REG)(a)	5,911	122,579
Alstom SA	729	29,367
Eaton Corp. PLC	1,144	62,005
Emerson Electric Co.	1,750	92,680
First Solar, Inc.(a) (b)	120	3,705
Mitsubishi Electric Corp.	5,000	42,572
Nidec Corp.	300	17,520
Rockwell Automation, Inc.	330	27,717
Roper Industries, Inc.	225	25,083
Schneider Electric SA	1,414	103,562
Sumitomo Electric Industries Ltd.	2,000	23,118

		549,908

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	1,555	144,382
Danaher Corp.	1,390	77,701
Fraser and Neave Ltd.	4,000	31,962
General Electric Co.	25,570	536,714
Hutchison Whampoa Ltd.	6,000	63,582
Keppel Corp., Ltd.	4,000	36,526
Koninklijke Philips Electronics NV	3,341	88,470
Orkla ASA	2,074	18,176
Siemens AG	2,212	241,883
Smiths Group PLC	1,055	20,665
Tyco International Ltd.	1,095	32,029

		1,292,090

MACHINERY–0.6%
Alfa Laval AB	1,184	24,757
Andritz AG	196	12,595
Atlas Copco AB	1,715	42,097
Atlas Copco AB–Class A	1,805	50,053
Caterpillar, Inc.	1,585	141,984
Cummins, Inc.	450	48,757
Deere & Co.	935	80,803
Dover Corp.	435	28,584
FANUC Corp.	500	93,025
Fiat Industrial SpA	2,876	31,508
Flowserve Corp.	120	17,616
GEA Group AG	385	12,519
Hino Motors Ltd.	2,000	18,078
Hitachi Construction Machinery Co., Ltd.(b)	700	14,721
IHI Corp.	6,000	15,559
Illinois Tool Works, Inc.	1,025	62,330

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IMI PLC	1,172	$21,212
Ingersoll-Rand PLC	705	33,812
Joy Global, Inc.	235	14,988
JTEKT Corp.	1,400	13,347
Kawasaki Heavy Industries Ltd.	5,000	13,598
Komatsu Ltd.	2,500	64,151
Kone Oyj	419	30,989
Kubota Corp.	3,000	34,492
Makita Corp.	400	18,582
MAN SE	201	21,592
Metso Oyj	344	14,686
Mitsubishi Heavy Industries Ltd.	8,000	38,698
NGK Insulators Ltd.	1,000	11,863
NSK Ltd.	2,000	14,231
PACCAR, Inc.	860	38,881
Pall Corp.	295	17,777
Parker Hannifin Corp.	395	33,599
Pentair Ltd.	510	25,066
Sandvik AB	2,698	43,362
SembCorp Marine Ltd.(b)	7,000	26,741
SKF AB	1,658	41,993
SMC Corp./Japan	100	18,165
Snap-On, Inc.	170	13,428
Stanley Black & Decker, Inc.	415	30,697
Volvo AB–Class B	3,741	51,585
Wartsila Oyj Abp	451	19,635
Weir Group PLC (The)	651	20,131
Xylem, Inc./NY	435	11,788
Zardoya Otis SA	378	5,389

		1,439,464

MARINE–0.0%
AP Moeller–Maersk A/S	4	30,291
AP Moeller–Maersk A/S (Line of “A” Shares)	1	7,122
Mitsui OSK Lines Ltd.	4,000	11,916
Nippon Yusen KK	5,000	11,769

		61,098

PROFESSIONAL SERVICES–0.1%
Adecco SA(a)	507	26,850
Capita PLC	1,758	21,723
Dun & Bradstreet Corp. (The)	115	9,045
Equifax, Inc.	305	16,507
Experian PLC	2,702	43,548
Intertek Group PLC	431	21,893
Robert Half International, Inc.	335	10,660
SGS SA	24	53,305

		203,531

ROAD & RAIL–0.2%
Aurizon Holdings Ltd.	6,403	25,179
Central Japan Railway Co.	400	32,464
CSX Corp.	2,510	49,522
DSV A/S	511	13,221
East Japan Railway Co.	900	58,198
Hankyu Hanshin Holdings, Inc.	3,000	15,511
Keikyu Corp.	2,000	17,755

Keio Corp.	2,000	$14,910
Kintetsu Corp.(b)	4,000	16,391
MTR Corp., Ltd	7,000	27,738
Nippon Express Co., Ltd.	3,000	12,397
Norfolk Southern Corp.	790	48,854
Odakyu Electric Railway Co., Ltd.	2,000	20,808
Ryder System, Inc.	115	5,742
Tobu Railway Co., Ltd.	3,000	15,909
Tokyu Corp.	3,000	16,901
Union Pacific Corp.	1,175	147,721
West Japan Railway Co.	457	18,004

		557,225

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	189	24,900
Bunzl PLC	916	15,162
Fastenal Co.	630	29,415
ITOCHU Corp.	4,000	42,276
Marubeni Corp.	4,000	28,701
Mitsubishi Corp.	3,800	73,161
Mitsui & Co., Ltd.	4,700	70,448
Sumitomo Corp.	3,000	38,489
Toyota Tsusho Corp.	700	17,278
Wolseley PLC	732	35,003
WW Grainger, Inc.	180	36,427

		411,260

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	986	16,285
Aeroports de Paris	305	23,614
Atlantia SpA	1,440	26,148
Auckland International Airport Ltd.	2,491	5,514
Koninklijke Vopak NV	502	35,485
Sydney Airport	3,846	13,548
Transurban Group	3,826	24,320

		144,914

		6,885,224

CONSUMER DISCRETIONARY–3.1%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	500	15,614
BorgWarner, Inc.(a)	290	20,770
Bridgestone Corp.	1,700	44,254
Cie Generale des Etablissements Michelin–Class B	484	46,376
Continental AG	255	29,721
Delphi Automotive PLC(a)	691	26,431
Denso Corp.	1,300	45,271
GKN PLC	4,227	15,947
Goodyear Tire & Rubber Co. (The)(a)	560	7,734
Johnson Controls, Inc.	1,630	50,041
NOK Corp.	700	10,961
Nokian Renkaat OYJ	298	11,937

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Toyota Industries Corp.	500	$15,963

		341,020

AUTOMOBILES–0.6%
Bayerische Motoren Werke AG	890	86,607
Daihatsu Motor Co., Ltd.	1,000	19,923
Daimler AG	2,436	134,115
Fiat SpA(a) (b)	1,624	8,181
Ford Motor Co.	9,220	119,399
Fuji Heavy Industries Ltd.	2,000	25,221
Harley-Davidson, Inc.	550	26,862
Honda Motor Co., Ltd.	4,400	162,952
Isuzu Motors Ltd.	3,000	17,902
Mazda Motor Corp.(a)	11,000	22,575
Mitsubishi Motors Corp.(a)	14,000	14,475
Nissan Motor Co., Ltd.	6,700	63,575
Porsche Automobil Holding SE (Preference Shares)	412	33,914
Renault SA	588	31,933
Suzuki Motor Corp.	1,000	26,168
Toyota Motor Corp.	7,400	345,551
Volkswagen AG	140	30,371
Volkswagen AG (Preference Shares)	389	89,256
Yamaha Motor Co., Ltd.	1,000	11,078

		1,270,058

DISTRIBUTORS–0.0%
Genuine Parts Co.	380	24,161
Li & Fung Ltd.	16,000	28,956

		53,117

DIVERSIFIED CONSUMER SERVICES–0.0%
Apollo Group, Inc.–Class A(a)	245	5,125
Benesse Holdings, Inc.	300	12,485
Gree, Inc.(b)	682	10,584
H&R Block, Inc.	620	11,514

		39,708

HOTELS, RESTAURANTS & LEISURE–0.4%
Accor SA	750	26,750
Carnival Corp.	1,085	39,896
Carnival PLC	487	18,911
Chipotle Mexican Grill, Inc.–Class A(a)	94	27,961
Compass Group PLC	5,090	60,422
Crown Ltd.	2,537	28,353
Darden Restaurants, Inc.	320	14,422
Galaxy Entertainment Group Ltd.(a)	8,911	35,672
Genting Singapore PLC(b)	22,000	25,275
International Game Technology	630	8,927
Marriott International, Inc./DE–Class A	595	22,176
McDonald’s Corp.	2,430	214,350
McDonald’s Holdings Co. Japan Ltd.(b)	500	13,194

OPAP SA	600	$4,302
Oriental Land Co., Ltd./Japan	100	12,111
Sands China Ltd.	7,700	34,475
SkyCity Entertainment Group Ltd.	1,551	4,871
Sodexo	292	24,674
Starbucks Corp.	1,860	99,733
Starwood Hotels & Resorts Worldwide, Inc.	495	28,393
Tatts Group Ltd.	6,512	20,511
Whitbread PLC	478	19,208
Wyndham Worldwide Corp.	350	18,624
Wynn Macau Ltd.(a)	10,107	27,832
Wynn Resorts Ltd.	210	23,623
Yum! Brands, Inc.	1,095	72,708

		927,374

HOUSEHOLD DURABLES–0.1%
DR Horton, Inc.	655	12,956
Electrolux AB	1,181	31,196
Garmin Ltd.(b)	270	11,021
Harman International Industries, Inc.	140	6,250
Leggett & Platt, Inc.	325	8,847
Lennar Corp.–Class A(b)	400	15,468
Newell Rubbermaid, Inc.	675	15,032
Panasonic Corp.	5,900	36,057
PulteGroup, Inc.(a)	785	14,256
Rinnai Corp.	200	13,589
Sekisui Chemical Co., Ltd.	2,000	17,447
Sekisui House Ltd.	2,000	21,899
Sharp Corp./Japan(b)	3,000	10,492
Sony Corp.	2,700	30,282
Whirlpool Corp.	200	20,350

		265,142

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	880	221,003
Expedia, Inc.	232	14,256
NetFlix, Inc.(a)(b)	136	12,618
priceline.com, Inc.(a)	127	78,892
Rakuten, Inc.	1,951	15,215
TripAdvisor, Inc.(a)	262	10,994

		352,978

LEISURE EQUIPMENT & PRODUCTS–0.0%
Hasbro, Inc.(b)	250	8,975
Mattel, Inc.	835	30,578
Nikon Corp.	900	26,572
Sankyo Co., Ltd.	300	11,904
Sega Sammy Holdings, Inc.	700	11,815
Shimano, Inc.	200	12,807

		102,651

MEDIA–0.7%
British Sky Broadcasting Group PLC	3,006	37,913
Cablevision Systems Corp.	480	7,171

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CBS Corp.–Class B	1,440	$54,792
Comcast Corp.–Class A	6,470	241,849
Dentsu, Inc.	500	13,393
DIRECTV(a)	1,515	75,992
Discovery Communications, Inc.–Class A(a)	595	37,771
Gannett Co., Inc.	550	9,905
Interpublic Group of Cos., Inc. (The)	1,045	11,516
ITV PLC	12,555	21,780
Jupiter Telecommunications Co., Ltd.	13	16,191
Kabel Deutschland Holding AG	164	12,344
McGraw-Hill Cos., Inc. (The)	660	36,082
News Corp.–Class A	4,885	124,763
Omnicom Group, Inc.	660	32,974
Pearson PLC	2,193	42,745
Publicis Groupe SA	494	29,721
Reed Elsevier NV	2,970	44,038
Reed Elsevier PLC	3,272	34,545
Scripps Networks Interactive, Inc.–Class A	220	12,742
SES SA (FDR)	971	27,965
Time Warner Cable, Inc.–Class A	765	74,350
Time Warner, Inc.	2,295	109,770
Viacom, Inc.–Class B	1,160	61,178
Walt Disney Co. (The)	4,325	215,342
Washington Post Co. (The)– Class B(b)	11	4,017
WPP PLC	3,388	49,496

		1,440,345

MULTILINE RETAIL–0.2%
Big Lots, Inc.(a)	140	3,984
Dollar General Corp.(a)	650	28,659
Dollar Tree, Inc.(a)	560	22,714
Family Dollar Stores, Inc.	235	14,901
Isetan Mitsukoshi Holdings Ltd.	1,300	12,722
JC Penney Co., Inc.(b)	340	6,701
Kohl’s Corp.	520	22,350
Macy’s, Inc.	975	38,045
Marks & Spencer Group PLC	4,312	27,086
Next PLC	452	27,438
Nordstrom, Inc.	370	19,795
PPR	205	38,501
Target Corp.	1,585	93,784

		356,680

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Swire Properties Ltd.	8,213	27,661

SPECIALTY RETAIL–0.4%
Abercrombie & Fitch Co.–Class A	200	9,594
AutoNation, Inc.(a)	95	3,771
AutoZone, Inc.(a)	95	33,671
Bed Bath & Beyond, Inc.(a)	565	31,589
Best Buy Co., Inc.	640	7,584
CarMax, Inc.(a)	550	20,647

Fast Retailing Co., Ltd.	100	$25,521
GameStop Corp.–Class A(b)	295	7,402
Gap, Inc. (The)	715	22,194
Hennes & Mauritz AB–Class B	2,552	88,445
Home Depot, Inc. (The)	3,650	225,752
Inditex SA	586	82,337
Kingfisher PLC	6,368	29,755
Limited Brands, Inc.	575	27,059
Lowe’s Cos., Inc.	2,760	98,035
Nitori Holdings Co., Ltd.	150	10,990
O’Reilly Automotive, Inc.(a)	290	25,932
PetSmart, Inc.	260	17,768
Ross Stores, Inc.	540	29,241
Shimamura Co., Ltd.	100	9,718
Staples, Inc.	1,645	18,753
Tiffany & Co.	285	16,342
TJX Cos., Inc.	1,780	75,561
Urban Outfitters, Inc.(a)	265	10,430
USS Co., Ltd.	100	10,413
Yamada Denki Co., Ltd.(b)	270	10,436

		948,940

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Adidas AG	562	50,158
Burberry Group PLC	1,179	23,700
Christian Dior SA	166	28,295
Cie Financiere Richemont SA	1,403	110,129
Coach, Inc.	680	37,747
Fossil, Inc.(a)	119	11,079
Hugo Boss AG	198	21,042
Luxottica Group SpA	759	31,328
LVMH Moet Hennessy Louis Vuitton SA	683	126,053
NIKE, Inc.–Class B	1,760	90,816
Ralph Lauren Corp.	140	20,989
Swatch Group AG (The)	103	52,232
VF Corp.	215	32,458

		636,026

		6,761,700

CONSUMER STAPLES–3.0%
BEVERAGES–0.7%
Anheuser-Busch InBev NV	2,159	188,015
Asahi Group Holdings Ltd.	1,000	21,293
Beam, Inc.	400	24,436
Brown-Forman Corp.–Class B	352	22,264
Carlsberg A/S	288	28,373
Coca Cola Hellenic Bottling Co. SA(a)	542	12,663
Coca-Cola Amatil Ltd.	1,634	22,963
Coca-Cola Co. (The)	9,380	340,025
Coca-Cola Enterprises, Inc.	650	20,624
Constellation Brands, Inc.– Class A(a)	320	11,325
Diageo PLC	6,728	195,964
Dr Pepper Snapple Group, Inc.	520	22,974
Heineken NV	784	52,562
Kirin Holdings Co., Ltd.	2,000	23,532

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Molson Coors Brewing Co.– Class B	350	$14,976
Monster Beverage Corp.(a)	360	19,037
PepsiCo, Inc.	3,775	258,323
Pernod-Ricard SA	569	66,016
SABMiller PLC	2,567	119,137

		1,464,502

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	1,600	18,286
Carrefour SA	1,552	39,960
Casino Guichard Perrachon SA	225	21,551
Colruyt SA	204	10,098
Costco Wholesale Corp.	1,065	105,190
CVS Caremark Corp.	3,080	148,918
Delhaize Group SA	274	11,036
Distribuidora Internacional de Alimentacion SA	1,644	10,504
FamilyMart Co., Ltd.	300	12,359
J Sainsbury PLC	3,281	18,563
Jeronimo Martins SGPS SA	592	11,447
Kesko Oyj	171	5,614
Kroger Co. (The)	1,315	34,216
Lawson, Inc.	200	13,567
Metro AG	441	12,252
Safeway, Inc.(b)	545	9,859
Seven & I Holdings Co., Ltd.	2,000	56,381
Sysco Corp.	1,405	44,482
Tesco PLC	21,592	118,941
Wal-Mart Stores, Inc.	4,063	277,219
Walgreen Co.	2,045	75,685
Wesfarmers Ltd.	2,706	104,401
Whole Foods Market, Inc.	410	37,445
WM Morrison Supermarkets PLC	6,401	27,484
Woolworths Ltd.	3,298	101,177

		1,326,635

FOOD PRODUCTS–0.8%
Ajinomoto Co., Inc.	2,000	26,465
Archer-Daniels-Midland Co.	1,565	42,866
Associated British Foods PLC	958	24,475
Campbell Soup Co.(b)	425	14,828
ConAgra Foods, Inc.	935	27,583
Danone SA	1,554	102,365
DE Master Blenders 1753 NV(a)	1,580	18,152
Dean Foods Co.(a)	430	7,099
General Mills, Inc.	1,585	64,050
Hershey Co. (The)	350	25,277
HJ Heinz Co.	765	44,125
Hormel Foods Corp.	325	10,143
JM Smucker Co. (The)	295	25,441
Kellogg Co.	615	34,348
Kerry Group PLC	401	21,181
Kraft Foods Group, Inc.	1,428	64,931
Lindt & Spruengli AG (REG)(a)	1	37,850
McCormick & Co., Inc./MD	325	20,647
Mead Johnson Nutrition Co.– Class A	510	33,604

MEIJI Holdings Co., Ltd.	300	$13,010
Mondelez International, Inc.	4,285	109,139
Nestle SA	8,871	578,775
Nippon Meat Packers, Inc.	1,000	13,862
Nissin Foods Holdings Co., Ltd.	400	15,175
Tate & Lyle PLC	1,256	15,540
Tyson Foods, Inc.–Class A	675	13,095
Unilever NV	4,379	167,556
Unilever PLC	3,450	134,105
Wilmar International Ltd.	9,000	24,847
Yakult Honsha Co., Ltd.(b)	400	17,521

		1,748,055

HOTELS, RESTAURANTS & LEISURE–0.0%
InterContinental Hotels Group PLC	729	20,441

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	320	23,430
Colgate-Palmolive Co.	1,075	112,381
Henkel AG & Co. KGaA	366	25,119
Henkel AG & Co. KGaA (Preference Shares)	479	39,408
Kimberly-Clark Corp.	965	81,475
Procter & Gamble Co. (The)	6,665	452,487
Reckitt Benckiser Group PLC	1,773	112,549
Svenska Cellulosa AB–Class B	2,115	45,986
Unicharm Corp.	300	15,589

		908,424

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,005	14,432
Beiersdorf AG	310	25,383
Estee Lauder Cos., Inc. (The)– Class A	590	35,317
Kao Corp.	1,400	36,481
L’Oreal SA	646	89,886
Shiseido Co., Ltd.	1,000	14,115

		215,614

TOBACCO–0.4%
Altria Group, Inc.	4,910	154,272
British American Tobacco PLC	5,292	269,019
Imperial Tobacco Group PLC	2,690	104,295
Japan Tobacco, Inc.	2,419	68,335
Lorillard, Inc.	330	38,501
Philip Morris International, Inc.	4,100	342,924
Reynolds American, Inc.	785	32,523
Swedish Match AB	66	2,216

		1,012,085

		6,695,756

HEALTH CARE–3.0%
BIOTECHNOLOGY–0.3%
Alexion Pharmaceuticals, Inc.(a)	460	43,153
Amgen, Inc.	1,873	161,677
Biogen Idec, Inc.(a)	565	82,869
Celgene Corp.(a)	1,030	81,082
CSL Ltd.	1,396	78,814

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Elan Corp. PLC(a)	1,351	$13,853
Gilead Sciences, Inc.(a)	1,825	134,046
Grifols SA(a)	401	14,022
Prothena Corp. PLC(a)	1	7

		609,523

HEALTH CARE EQUIPMENT & SUPPLIES–0.3%
Baxter International, Inc.	1,330	88,658
Becton Dickinson and Co.	480	37,531
Boston Scientific Corp.(a)	3,410	19,539
CareFusion Corp.(a)	490	14,004
Cie Generale d'Optique Essilor International SA	547	55,169
Coloplast A/S	305	14,957
Covidien PLC	1,175	67,844
CR Bard, Inc.	215	21,014
DENTSPLY International, Inc.	330	13,071
Edwards Lifesciences Corp.(a)	295	26,600
Fresenius SE & Co. KGaA	333	38,318
Getinge AB	997	33,891
Intuitive Surgical, Inc.(a)	105	51,489
Medtronic, Inc.	2,460	100,909
Olympus Corp.(a) (b)	900	17,461
Smith & Nephew PLC	2,408	26,618
Sonova Holding AG(a)	351	38,913
St. Jude Medical, Inc.	765	27,647
Stryker Corp.	675	37,003
Sysmex Corp.	200	9,210
Terumo Corp.	400	15,884
Varian Medical Systems, Inc.(a)	245	17,209
William Demant Holding A/S(a)	70	6,014
Zimmer Holdings, Inc.	435	28,997

		807,950

HEALTH CARE PROVIDERS & SERVICES–0.3%
Aetna, Inc.	820	37,966
AmerisourceBergen Corp.– Class A	585	25,260
Cardinal Health, Inc.	795	32,738
CIGNA Corp.	715	38,224
Coventry Health Care, Inc.	330	14,794
DaVita HealthCare Partners, Inc.(a)	225	24,869
Express Scripts Holding Co.(a)	1,989	107,406
Fresenius Medical Care AG & Co. KGaA	564	38,923
Humana, Inc.	415	28,482
Laboratory Corp. of America Holdings(a)	225	19,490
McKesson Corp.	565	54,782
Patterson Cos., Inc.	210	7,188
Quest Diagnostics, Inc.	400	23,308
Ramsay Health Care Ltd.	490	13,976
Sonic Healthcare Ltd.	1,715	23,939
Tenet Healthcare Corp.(a)	243	7,890
UnitedHealth Group, Inc.	2,485	134,786
WellPoint, Inc.	800	48,736

		682,757

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	340	$26,398

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	845	34,594
Life Technologies Corp.(a)	425	20,859
PerkinElmer, Inc.	245	7,776
QIAGEN NV(a)	667	12,114
Thermo Fisher Scientific, Inc.	885	56,445
Waters Corp.(a)	215	18,731

		150,519

PHARMACEUTICALS–2.0%
Abbott Laboratories	3,815	249,883
Allergan, Inc./United States	750	68,798
Astellas Pharma, Inc.	1,200	53,954
AstraZeneca PLC	3,432	162,641
Bayer AG	2,223	211,989
Bristol-Myers Squibb Co.	4,045	131,827
Chugai Pharmaceutical Co., Ltd.	700	13,412
Daiichi Sankyo Co., Ltd.	1,800	27,634
Dainippon Sumitomo Pharma Co., Ltd.	1,400	16,819
Eisai Co., Ltd.	700	29,220
Eli Lilly & Co.	2,465	121,574
Forest Laboratories, Inc.(a)	545	19,249
GlaxoSmithKline PLC	13,572	295,494
Hisamitsu Pharmaceutical Co., Inc.	300	14,931
Hospira, Inc.(a)	360	11,246
Johnson & Johnson	6,685	468,619
Kyowa Hakko Kirin Co., Ltd.	1,000	9,865
Merck & Co., Inc.	7,395	302,751
Merck KGaA	204	26,886
Mitsubishi Tanabe Pharma Corp.	1,000	13,042
Mylan, Inc./PA(a)	945	25,969
Novartis AG	6,183	390,600
Novo Nordisk A/S–Class B	1,095	178,306
Ono Pharmaceutical Co., Ltd.	200	10,217
Orion Oyj	259	7,626
Otsuka Holdings Co., Ltd.	975	27,467
Perrigo Co.	220	22,887
Pfizer, Inc.	18,050	452,694
Roche Holding AG	1,889	381,920
Sanofi	3,244	307,628
Shionogi & Co., Ltd.	1,000	16,664
Shire PLC	1,512	46,511
Taisho Pharmaceutical Holdings Co., Ltd.	172	11,813
Takeda Pharmaceutical Co., Ltd.	2,100	93,859
Teva Pharmaceutical Industries Ltd.	2,533	94,125
UCB SA	296	16,957
Watson Pharmaceuticals, Inc.(a)	315	27,090

		4,362,167

		6,639,314

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.4%
AMEC PLC	891	$14,729
Baker Hughes, Inc.	1,060	43,290
Cameron International Corp.(a)	620	35,005
Cie Generale de Geophysique-Veritas(a)	470	14,282
Diamond Offshore Drilling, Inc.	190	12,912
Ensco PLC	550	32,604
FMC Technologies, Inc.(a)	560	23,985
Fugro NV	538	31,924
Halliburton Co.	2,240	77,706
Helmerich & Payne, Inc.	235	13,162
Nabors Industries Ltd.(a)	665	9,609
National Oilwell Varco, Inc.	1,055	72,109
Noble Corp.	575	20,022
Petrofac Ltd.	697	18,628
Rowan Cos. PLC(a)	305	9,537
Saipem SpA	712	27,735
Schlumberger Ltd.	3,235	224,153
Seadrill Ltd.	946	34,853
Subsea 7 SA	1,066	25,619
Technip SA	267	30,875
Tenaris SA	1,269	26,459
Transocean Ltd.	942	42,233
WorleyParsons Ltd.	885	21,800

		863,231

OIL, GAS & CONSUMABLE FUELS–2.2%
Anadarko Petroleum Corp.	1,195	88,800
Apache Corp.	945	74,183
BG Group PLC	9,129	152,270
BP PLC	51,018	354,723
Cabot Oil & Gas Corp.	520	25,865
Chesapeake Energy Corp.	1,245	20,692
Chevron Corp.	4,780	516,909
ConocoPhillips	2,920	169,331
Consol Energy, Inc.	540	17,334
Denbury Resources, Inc.(a)	910	14,742
Devon Energy Corp.	920	47,877
ENI SpA	7,142	174,961
EOG Resources, Inc.	655	79,117
EQT Corp.	340	20,053
Exxon Mobil Corp.	11,169	966,677
Galp Energia SGPS SA	622	9,655
Hess Corp.	740	39,190
Inpex Corp.	6	32,090
JX Holdings, Inc.	6,000	33,875
Kinder Morgan, Inc./Delaware	1,375	48,579
Lundin Petroleum AB(a)	856	19,810
Marathon Oil Corp.	1,705	52,275
Marathon Petroleum Corp.	812	51,156
Murphy Oil Corp.	455	27,095
Neste Oil Oyj(b)	339	4,395
Newfield Exploration Co.(a)	320	8,570
Noble Energy, Inc.	425	43,240

Occidental Petroleum Corp.	1,950	$149,390
OMV AG	396	14,349
Origin Energy Ltd.	2,920	35,895
Peabody Energy Corp.	645	17,163
Phillips 66	1,510	80,181
Pioneer Natural Resources Co.	315	33,576
QEP Resources, Inc.	425	12,865
Range Resources Corp.	400	25,132
Repsol SA	2,133	43,540
Royal Dutch Shell PLC–Class A	9,862	342,312
Royal Dutch Shell PLC–Class B	7,154	255,228
Santos Ltd.	2,539	29,749
Southwestern Energy Co.(a)	845	28,231
Spectra Energy Corp.	1,535	42,028
Statoil ASA	3,000	75,614
Tesoro Corp.	325	14,316
TonenGeneral Sekiyu KK	2,000	17,295
Total SA	5,706	296,900
Tullow Oil PLC	2,433	50,722
Valero Energy Corp.	1,325	45,209
Williams Cos., Inc. (The)	1,505	49,274
Woodside Petroleum Ltd.	1,733	61,755
WPX Energy, Inc.(a)	445	6,622

		4,820,810

		5,684,041

MATERIALS–1.8%
CHEMICALS–0.9%
Air Liquide SA	839	105,997
Air Products & Chemicals, Inc.	520	43,690
Airgas, Inc.	190	17,345
Akzo Nobel NV	704	46,603
Arkema SA	218	22,890
Asahi Kasei Corp.	3,000	17,739
BASF SE	2,469	233,468
CF Industries Holdings, Inc.	190	38,600
Croda International PLC	254	9,928
Dow Chemical Co. (The)	2,875	92,920
Eastman Chemical Co.	380	25,859
Ecolab, Inc.	640	46,016
EI du Pont de Nemours & Co.	2,245	100,958
FMC Corp.	330	19,312
Givaudan SA(a)	23	24,306
Hitachi Chemical Co., Ltd.	900	13,566
Incitec Pivot Ltd.	7,611	25,949
International Flavors & Fragrances, Inc.	200	13,308
Israel Chemicals Ltd.	1,432	17,246
Johnson Matthey PLC	550	21,606
JSR Corp.	800	15,270
K&S AG	463	21,503
Kansai Paint Co., Ltd.	1,000	10,777
Kuraray Co., Ltd.	1,000	13,109
Lanxess AG	227	20,017
Linde AG	460	80,476
LyondellBasell Industries NV	800	45,672
Mitsubishi Chemical Holdings Corp.	3,500	17,436

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsubishi Gas Chemical Co., Inc.	2,000	$12,268
Monsanto Co.	1,290	122,098
Mosaic Co. (The)	680	38,508
Nitto Denko Corp.	400	19,699
Novozymes A/S	656	18,622
Orica Ltd.	981	25,806
PPG Industries, Inc.	400	54,140
Praxair, Inc.	740	80,993
Sherwin-Williams Co. (The)	215	33,071
Shin-Etsu Chemical Co., Ltd.	1,100	67,133
Showa Denko KK(b)	7,000	10,699
Sigma-Aldrich Corp.	305	22,442
Solvay SA	159	23,136
Sumitomo Chemical Co., Ltd.(b)	4,000	12,606
Syngenta AG	254	102,612
Teijin Ltd.	5,000	12,452
Toray Industries, Inc.	4,000	24,572
Yara International ASA	541	26,974

		1,869,397

CONSTRUCTION MATERIALS–0.1%
CRH PLC	2,134	43,397
Fletcher Building Ltd.	1,830	12,845
HeidelbergCement AG	440	26,925
Holcim Ltd.(a)	816	60,103
James Hardie Industries PLC	1,640	15,878
Lafarge SA	533	34,417
Taiheiyo Cement Corp.	4,000	10,997
Vulcan Materials Co.	315	16,396

		220,958

CONTAINERS & PACKAGING–0.0%
Amcor Ltd./Australia	3,244	27,417
Ball Corp.	360	16,110
Bemis Co., Inc.	230	7,696
Owens-Illinois, Inc.(a)	360	7,657
Rexam PLC	2,358	16,872
Sealed Air Corp.	390	6,829

		82,581

METALS & MINING–0.8%
Alcoa, Inc.	2,570	22,308
Allegheny Technologies, Inc.	235	7,135
Anglo American PLC	3,567	112,443
Antofagasta PLC	1,060	23,230
ArcelorMittal (Euronext Amsterdam)	4,360	76,018
BHP Billiton Ltd.	8,668	338,402
BHP Billiton PLC	5,678	200,283
Cliffs Natural Resources, Inc.	330	12,725
Eurasian Natural Resources Corp. PLC	2,391	11,308
Fortescue Metals Group Ltd.	4,488	22,366
Freeport-McMoRan Copper & Gold, Inc.	2,275	77,805
Fresnillo PLC	667	20,458

Glencore International PLC(b)	9,412	$54,371
Hitachi Metals Ltd.	1,000	8,528
Iluka Resources Ltd.	2,008	19,405
JFE Holdings, Inc.	1,200	22,616
Kazakhmys PLC	1,371	17,720
Kobe Steel Ltd.(a)	12,000	15,333
Mitsubishi Materials Corp.	5,000	17,093
Newcrest Mining Ltd.	2,055	48,072
Newmont Mining Corp.	1,195	55,496
Nippon Steel & Sumitomo Metal Corp.	20,000	49,243
Norsk Hydro ASA	2,654	13,470
Nucor Corp.	760	32,817
Randgold Resources Ltd.	234	23,149
Rio Tinto Ltd.	1,171	82,332
Rio Tinto PLC	3,620	211,139
Sumitomo Metal Mining Co., Ltd.	1,000	14,116
ThyssenKrupp AG	1,305	30,814
Titanium Metals Corp.	150	2,477
Umicore SA	306	16,944
United States Steel Corp.(b)	330	7,877
Voestalpine AG	295	10,839
Xstrata PLC	5,579	97,386

		1,775,718

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,065	42,430
MeadWestvaco Corp.	420	13,386
OJI Holdings Corp.	4,000	13,797
Stora Enso Oyj	1,482	10,373
UPM-Kymmene Oyj	1,411	16,600

		96,586

		4,045,240

TELECOMMUNICATION SERVICES–1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	13,970	470,929
Belgacom SA	409	12,029
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	8,291
BT Group PLC	20,918	79,806
CenturyLink, Inc.	1,500	58,680
Deutsche Telekom AG	7,551	85,952
Elisa Oyj	381	8,447
France Telecom SA	4,984	55,292
Frontier Communications Corp.(b)	2,380	10,186
HKT Trust/HKT Ltd.	369	362
Iliad SA	80	13,733
Inmarsat PLC	1,202	11,586
Koninklijke KPN NV	2,757	13,634
Nippon Telegraph & Telephone Corp.	1,200	50,524
Portugal Telecom SGPS SA	1,687	8,401

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Singapore Telecommunications Ltd.	21,000	$57,057
Swisscom AG	62	26,865
TDC A/S	1,331	9,430
Telecom Corp. of New Zealand Ltd.	5,176	9,797
Telecom Italia SpA (ordinary shares)	28,057	25,450
Telecom Italia SpA (savings shares)	16,898	13,449
Telefonica SA	11,042	149,498
Telekom Austria AG	378	2,870
Telenet Group Holding NV	194	9,129
Telenor ASA	1,945	39,604
TeliaSonera AB	5,820	39,512
Telstra Corp., Ltd.	11,707	53,346
Verizon Communications, Inc.	6,915	299,212
Vivendi SA	3,465	78,364
Windstream Corp.(b)	1,395	11,551

		1,712,986

WIRELESS TELECOMMUNICATION SERVICES–0.3%
Crown Castle International Corp.(a)	720	51,955
KDDI Corp.	700	49,488
MetroPCS Communications, Inc.(a)	725	7,207
Millicom International Cellular SA	313	27,169
NTT DoCoMo, Inc.	41	59,102
Softbank Corp.	2,400	87,939
Sprint Nextel Corp.(a)	7,230	40,994
StarHub Ltd.	4,000	12,529
Vodafone Group PLC	133,955	337,200

		673,583

		2,386,569

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
Acciona SA	125	9,335
American Electric Power Co., Inc.	1,175	50,149
Cheung Kong Infrastructure Holdings Ltd.	2,000	12,354
Chubu Electric Power Co., Inc.	1,700	22,686
Chugoku Electric Power Co., Inc. (The)	900	14,163
CLP Holdings Ltd.	5,000	42,106
Contact Energy Ltd.(a)	971	4,193
Duke Energy Corp.	1,732	110,502
Edison International	765	34,570
EDP–Energias de Portugal SA	5,130	15,604
Electricite de France SA	1,042	19,309
Enel SpA	17,694	73,598
Entergy Corp.	425	27,094
Exelon Corp.	2,047	60,878

FirstEnergy Corp.	985	$41,134
Fortum Oyj	1,194	22,353
Iberdrola SA	10,436	58,282
Kansai Electric Power Co., Inc. (The)	2,000	21,004
Kyushu Electric Power Co., Inc.	1,200	13,681
NextEra Energy, Inc.	1,045	72,304
Northeast Utilities	760	29,701
Pepco Holdings, Inc.	540	10,589
Pinnacle West Capital Corp.	285	14,529
Power Assets Holdings Ltd.	3,500	30,074
PPL Corp.	1,395	39,939
Red Electrica Corp. SA	291	14,374
Shikoku Electric Power Co., Inc.	700	11,167
Southern Co. (The)	2,110	90,329
SP AusNet	12,753	14,820
SSE PLC	2,523	58,695
Tohoku Electric Power Co., Inc.(a)	1,400	13,054
Verbund AG	183	4,545
Xcel Energy, Inc.	1,170	31,251

		1,088,366

GAS UTILITIES–0.1%
AGL Resources, Inc.	298	11,911
Enagas SA	481	10,305
Gas Natural SDG SA	933	16,820
Hong Kong & China Gas Co., Ltd.	14,000	38,283
Oneok, Inc.	470	20,092
Osaka Gas Co., Ltd.	5,000	18,162
Snam SpA	6,059	28,281
Toho Gas Co., Ltd.	2,000	10,725
Tokyo Gas Co., Ltd.	7,000	31,983

		186,562

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp./VA	1,485	15,889
Electric Power Development Co., Ltd.	500	11,859
Enel Green Power SpA	8,772	16,340
NRG Energy, Inc.	540	12,415

		56,503

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	1,463	23,519
Ameren Corp.	560	17,203
CenterPoint Energy, Inc.	995	19,154
Centrica PLC	13,908	75,906
CMS Energy Corp.	620	15,116
Consolidated Edison, Inc.	730	40,544
Dominion Resources, Inc./VA	1,385	71,743
DTE Energy Co.	420	25,221
E.ON SE	4,841	90,798
GDF Suez	3,330	68,585
Integrys Energy Group, Inc.	200	10,444
National Grid PLC	9,585	109,934

AllianceBernstein Variable Products Series Fund

Company		Shares	U.S. $ Value

NiSource, Inc.		655	$16,303
PG&E Corp.		1,025	41,184
Public Service Enterprise Group, Inc.		1,205	36,873
RWE AG		1,316	54,584
SCANA Corp.		295	13,464
Sempra Energy		560	39,726
TECO Energy, Inc.		475	7,961
United Utilities Group PLC		1,833	20,179
Veolia Environnement SA		932	11,299
Wisconsin Energy Corp.		550	20,268

			830,008

WATER UTILITIES–0.0%
Severn Trent PLC		639	16,443

			2,177,882

Total Common Stocks (cost $53,839,361)			60,532,243

		Principal Amount (000)
GOVERNMENTS– TREASURIES–22.7%
UNITED STATES–22.7%
U.S. Treasury Bonds
1.25%, 2/15/14	U.S.$	490	495,685
2.75%, 8/15/42		775	748,359
3.125%,11/15/41-2/15/42		1,360	1,422,800
3.50%, 2/15/39		152	171,831
3.75%, 8/15/41		220	258,569
3.875%, 8/15/40		280	336,525
4.25%, 5/15/39		240	306,187
4.375%, 11/15/39-5/15/41		593	771,987
4.50%, 8/15/39		220	291,534
4.75%,2/15/37-2/15/41		266	365,128
5.375%, 2/15/31		650	927,875
6.00%, 2/15/26		134	193,902
6.25%,8/15/23-5/15/30		724	1,105,535
6.875%, 8/15/25		325	500,551
7.25%, 5/15/16		108	132,587
7.50%, 11/15/16		92	116,596
7.625%, 2/15/25		55	88,688
8.00%, 11/15/21		123	189,929
U.S. Treasury Notes
0.125%,9/30/13-12/31/13		980	979,525
0.25%,11/30/13-2/15/15		5,620	5,620,783
0.375%, 11/15/14		165	165,387
0.50%,10/15/13-7/31/17		4,198	4,198,459
0.625%, 1/31/13		320	320,125
0.75%, 3/31/13-6/15/14		1,574	1,581,786
0.875%, 11/30/16-4/30/17		2,315	2,345,694
1.00%, 1/15/14-10/31/16		2,755	2,800,238
1.125%, 6/15/13		649	651,941
1.25%, 3/15/14-4/30/19		1,980	2,009,031
1.375%, 11/30/15-2/28/19		1,892	1,941,743

Company		Principal Amount (000)	U.S. $ Value

1.625%, 8/15/22	U.S.$	925	$918,930
1.75%, 7/31/15		660	684,131
1.875%, 10/31/17		1,100	1,161,961
2.00%,11/30/13-2/15/22		2,749	2,848,730
2.125%,12/31/15-8/15/21		825	867,702
2.25%,1/31/15-11/30/17		739	789,327
2.375%,8/31/14-7/31/17		2,504	2,614,133
2.50%, 3/31/15		148	155,354
2.625%,1/31/18-11/15/20		1,505	1,651,219
2.75%, 5/31/17-2/15/19		2,265	2,488,026
3.00%, 2/28/17		889	977,900
3.125%,10/31/16-5/15/21		1,111	1,236,059
3.25%, 7/31/16(c)		1,147	1,260,445
3.375%, 11/15/19		380	436,911
3.625%, 2/15/21		295	346,279
3.75%, 11/15/18		615	716,139

Total Governments–Treasuries (cost $49,423,897)			50,192,226

		Shares
INVESTMENT COMPANIES–4.1%
FUNDS AND INVESTMENT TRUSTS–4.1%
iShares MSCI Emerging Markets Index Fund (cost $8,903,220)		206,180	9,144,083

		Contracts
OPTIONS PURCHASED– PUTS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
S&P 500 Index Expiration: Feb 2013, Exercise Price: $ 1,370.00(a) (d)		74	111,740
S&P 500 Index Expiration: Jan 2013, Exercise Price: $1,350.00(a) (d)		71	29,465

			141,205

OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.0%
iShares MSCI Emerging Markets Index Expiration: Feb 2013, Exercise Price: $ 40.00(a) (d)		795	19,080

Total Options Purchased–Puts (cost $271,501)			160,285

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value
RIGHTS–0.0%
ENERGY–0.0%
Repsol SA(a) (cost $1,334)	2,133	$1,301

SHORT-TERM INVESTMENTS–43.3%
INVESTMENT COMPANIES–43.3%
AllianceBernstein Fixed- Income Shares, Inc.–Government STIF Portfolio, 0.15%(e) (cost $95,466,789)	95,466,789	95,466,789

Total Investments Before Security Lending Collateral for Securities Loaned–97.6% (cost $207,906,102)		215,496,927

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.13%(e) (cost $639,900)	639,900	$639,900

TOTAL INVESTMENTS–97.9% (cost $208,546,002)		216,136,827
Other assets less liabilities–2.1%		4,552,730

Net Assets–100.0%		$220,689,557

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Govt of Canada Bond Futures	1	March 2013	$136,375	$136,262	$(113)
10 Yr JGB Mini SGX Futures	23	March 2013	3,835,555	3,812,847	(22,708)
ASX SPI 200 Index Futures	12	March 2013	1,432,472	1,438,045	5,573
Australian T-Bond 10 Yr Futures	1	March 2013	127,317	128,060	743
Euro STOXX 50 Index Futures	249	March 2013	8,593,445	8,594,662	1,217
FTSE 100 Index Futures	62	March 2013	5,904,568	5,889,866	(14,702)
German Euro Bobl Futures	4	March 2013	671,703	674,864	3,161
German Euro Bund Futures	6	March 2013	1,145,106	1,153,426	8,320
German Euro Buxl Futures	3	March 2013	531,338	542,262	10,924
Hang Seng Index Futures	4	January 2013	587,340	585,071	(2,269)
MSCI Emerging Market Mini Futures	9	March 2013	468,962	483,075	14,113
Russell 2000 Mini Index Futures	46	March 2013	3,798,306	3,894,360	96,054
S&P 500 E Mini Index Futures	413	March 2013	29,475,486	29,325,065	(150,421)
S&P Mid Cap 400 E Mini Index Futures	57	March 2013	5,752,071	5,803,170	51,099
TOPIX Index Futures	55	March 2013	4,990,802	5,469,210	478,408
U.S. T-Note 10 Yr Futures	67	March 2013	8,915,715	8,896,344	(19,371)
U.S. T-Note 5 Yr Futures	2	March 2013	249,003	248,828	(175)
UK Long Gilt Bond Futures	6	March 2013	1,157,283	1,159,077	1,794
Ultra Long U.S. T-Bond Futures	17	March 2013	2,801,152	2,764,094	(37,058)

					$424,589

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	498	EUR	385	3/15/13	$10,055
Barclays Bank PLC Wholesale	USD	5,284	GBP	3,287	3/15/13	53,909
Credit Suisse London Branch (GFX)	USD	1,406	JPY	115,548	3/15/13	(71,597)
Royal Bank of Canada	CAD	302	USD	305	3/15/13	2,006
Royal Bank of Scotland PLC	USD	218	JPY	18,689	3/15/13	(2,626)
Standard Chartered Bank	USD	361	SEK	2,419	3/15/13	10,505
Westpac Banking Corp.	AUD	2,934	USD	3,058	3/15/13	26,785

						$29,037

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index (d) (premium received $122,997)	47	$1,550.00	September 2013	$(112,800)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index(d)	71	$1,250.00	January 2013	$(6,745)
iShares MSCI Emerging Markets Index(d)	795	36.00	February 2013	(7,950)

(premium received $34,645)				$(14,695)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
iTraxx XOVER-Series18 5 Year, 12/20/2017*	5.00%	4.83%	EUR	211	$2,411	$4,005	$(1,594)
Citibank, NA:
CDX-NAHY-Series19 5 Year, 12/20/2017*	5.00	4.86		$1,914	13,956	28,397	(14,441)
CDX-NAHY-Series19 5 Year, 12/20/2017*	5.00	4.86		1,286	9,377	17,887	(8,510)
iTraxx XOVER-Series18 5 Year, 12/20/2017*	5.00	4.83	EUR	410	4,687	8,561	(3,874)
Deutsche Bank AG:
CDX-NAHY-Series19 5 Year, 12/20/2017*	5.00	4.86		$1,620	11,813	16,067	(4,254)
JPMorgan Chase Bank, NA:
iTraxx XOVER-Series18 5 Year, 12/20/2017*	5.00	4.83	EUR	410	4,687	8,561	(3,874)
Morgan Stanley Capital Services LLC:
iTraxx XOVER-Series18 5 Year, 12/20/2017*	5.00	4.83		609	6,962	11,728	(4,766)
CDX-NAHY-Series19 5 Year, 12/20/2017*	5.00	4.86		$1,620	11,813	16,041	(4,228)

					$65,706	$111,247	$(45,541)

*	Termination date

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	79	0.21%	$273	8/15/13	Deutsche Bank AG	$4,910
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	20	0.49%	69	8/15/13	Deutsche Bank AG	1,237
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	73	0.55%	252	9/16/13	Deutsche Bank AG	4,509
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	18	0.49%	62	10/15/13	Deutsche Bank AG	1,113
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	56	0.41%	194	11/15/13	Deutsche Bank AG	3,468
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	42	0.53%	145	3/15/13	JPMorgan Chase Bank NA	2,595
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	89	0.53%	308	3/15/13	JPMorgan Chase Bank NA	5,499
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	38	0.55%	131	3/15/13	JPMorgan Chase Bank NA	2,347
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	21	0.53%	73	3/15/13	JPMorgan Chase Bank NA	1,298
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	48	0.21%	166	3/15/13	JPMorgan Chase Bank NA	2,984
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	12	0.53%	41	4/15/13	JPMorgan Chase Bank NA	741

AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	70	0.21%	$242	4/15/13	JPMorgan Chase Bank NA	$4,351
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	69	0.55%	239	4/15/13	JPMorgan Chase Bank NA	4,262
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	56	0.49%	194	4/15/13	JPMorgan Chase Bank NA	3,463
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	72	0.53%	249	4/15/13	JPMorgan Chase Bank NA	4,449
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	32	0.55%	111	4/15/13	JPMorgan Chase Bank NA	1,976
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	19	0.44%	66	6/17/13	JPMorgan Chase Bank NA	1,176
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	151	0.49%	522	1/15/14	JPMorgan Chase Bank NA	9,337
Receive	Russell 2000 Total Return index	30	0.21%	115	3/15/13	JPMorgan Chase Bank NA	2,128
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	19	0.49%	66	4/15/13	Morgan Stanley Capital Services LLC	1,175
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	233	0.41%	806	5/15/13	UBS AG	14,429
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	19	0.44%	66	6/17/13	UBS AG	1,176
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	132	0.21%	456	10/15/13	UBS AG	8,205

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	130	0.55%	$450	11/15/13	UBS AG	$8,030
Receive	MCSI Emerging Market Index	21,594	0.66%	8,990	12/23/13	UBS AG	109,413
Receive	Russell 2000 Total Return index	476	0.21%	1,824	2/15/13	UBS AG	33,867
Receive	Russell 2000 Total Return index	11	0.21%	42	2/15/13	UBS AG	780
Receive	Russell 2000 Total Return index	109	0.55%	418	9/16/13	UBS AG	7,705
Receive	Russell 2000 Total Return index	65	0.49%	249	10/15/13	UBS AG	4,587

							$251,210

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $945,059.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

CDX-NAHY—North American High Yield Credit Default Swap Index

EPRA—European Public Real Estate Association

FDR—Fiduciary Depositary Receipt

FTSE—Financial Times Stock Exchange

NAREIT—National Association of Real Estate Investment Trusts

REG—Registered Shares

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $112,439,313)	$120,030,138	(a)
Affiliated issuers (cost $96,106,689—including investment of cash collateral for securities loaned of $639,900)	96,106,689
Cash	3,275,362	(b)
Foreign currencies, at value (cost $70,903)	71,294
Receivable for variation margin on futures contracts	893,308
Receivable for capital stock sold	781,551
Interest and dividends receivable	301,732
Unrealized appreciation on total return swap contracts	251,210
Premium paid on credit default swap contracts	111,247
Unrealized appreciation of forward currency exchange contracts	103,260
Receivable for investment securities sold	5,093

Total assets	221,930,884

LIABILITIES
Due to custodian	9,702
Options written, at value (premiums received $157,642)	127,495
Payable for collateral received on securities loaned	634,754
Advisory fee payable	151,981
Unrealized depreciation of forward currency exchange contracts	74,223
Unrealized depreciation on credit default swap contracts	45,541
Payable for capital stock redeemed	42,748
Distribution fee payable	42,714
Payable for investment securities purchased	33,308
Administrative fee payable	11,211
Collateral due to Securities Lending Agent	5,146
Transfer Agent fee payable	150
Accrued expenses	62,354

Total liabilities	1,241,327

NET ASSETS	$220,689,557

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,039
Additional paid-in capital	210,897,759
Undistributed net investment income	320,176
Accumulated net realized gain on investment and foreign currency transactions	1,169,597
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,280,986

	$220,689,557

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,290	2,497	$10.53
B	$220,663,267	21,036,478	$10.49

(a)	Includes securities on loan with a value of $612,127 (see Note E).

(b)	An amount of $3,275,362 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2012.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,776)	$1,198,360
Affiliated issuers	78,804
Interest	421,013
Securities lending income	8,212

1,706,389

EXPENSES
Advisory fee (see Note B)	983,945
Distribution fee—Class B	347,719
Transfer agency—Class A	108
Transfer agency—Class B	1,611
Custodian	285,564
Audit	66,821
Administrative	49,297
Legal	31,028
Printing	24,858
Amortization of offering expenses	15,135
Directors’ fees	4,177
Miscellaneous	681

Total expenses	1,810,944
Less: expenses waived and reimbursed by the Adviser (see Note B)	(268,372)

Net expenses	1,542,572

Net investment income	163,817

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,033,377
Futures contracts	1,091,960
Options written	1,062
Swap contracts	988,771
Foreign currency transactions	(911,761)
Net change in unrealized appreciation/depreciation of:
Investments	7,486,850
Futures contracts	331,931
Options written	30,147
Swap contracts	109,736
Foreign currency denominated assets and liabilities	(51,527)

Net gain on investment and foreign currency transactions	10,110,546

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,274,363

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$163,817	$166,149
Net realized gain (loss) on investment and foreign currency transactions	2,203,409	(744,166)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,907,137	373,849

Net increase (decrease) in net assets from operations	10,274,363	(204,168)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(24)	–0	–
Class B	(211,036)	–0	–
Net realized gain on investment transactions
Class A	(10)	–0	–
Class B	(97,401)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	149,294,486	61,633,347

Total increase	159,260,378	61,429,179
NET ASSETS
Beginning of period	61,429,179	–0	–

End of period (including undistributed net investment income of $320,176 and $9,382, respectively)	$220,689,557	$61,429,179

(a)	Commencement of operations.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on April 1, 2011. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio's investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$4,794,162		$7,290,030		$–0	–	$12,084,192
Information Technology	5,898,118		1,274,207		–0	–	7,172,325
Industrials	3,163,816		3,721,408		–0	–	6,885,224
Consumer Discretionary	3,606,590		3,155,110		–0	–	6,761,700
Consumer Staples	3,417,042		3,278,714		–0	–	6,695,756
Health Care	3,766,571		2,872,743		–0	–	6,639,314
Energy	3,399,421		2,284,620		–0	–	5,684,041
Materials	1,124,076		2,921,164		–0	–	4,045,240
Telecommunication Services	973,576		1,412,993		–0	–	2,386,569
Utilities	1,048,480		1,129,402		–0	–	2,177,882
Governments—Treasuries	–0	–	50,192,226		–0	–	50,192,226
Investment Companies	9,144,083		–0	–	–0	–	9,144,083
Options Purchased—Puts	–0	–	160,285		–0	–	160,285
Rights	1,301		–0	–	–0	–	1,301
Short-Term Investments	95,466,789		–0	–	–0	–	95,466,789
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	639,900		–0	–	–0	–	639,900

Total Investments in Securities	136,443,925		79,692,902	+	–0	–	216,136,827
Other Financial Instruments*:
Assets:
Futures Contracts	187,425		483,981		–0	–	671,406 #
Forward Currency Exchange Contracts	–0	–	103,260		–0	–	103,260
Total Return Swap Contracts	–0	–	251,210		–0	–	251,210
Liabilities:
Futures Contracts	(229,846)		(16,971)		–0	–	(246,817)#
Forward Currency Exchange Contracts	–0	–	(74,223)		–0	–	(74,223)
Call Options Written	–0	–	(112,800)		–0	–	(112,800)
Put Options Written	–0	–	(14,695)		–0	–	(14,695)
Credit Default Swap Contracts	–0	–	(45,541)		–0	–	(45,541)

Total^	$136,401,504		$80,267,123		$–0	–	$216,668,627

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on the third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and

AllianceBernstein Variable Products Series Fund

processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $82,202 were deferred and amortized on a straight line basis over a one year period starting from April 1, 2011 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until April 1, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. The Expense Caps will expire on May 1, 2013 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2012, the amount of such fees waived was $268,372, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $49,297.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio,s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$27,832	$156,102	$88,467	$95,467	$77

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $46,640, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$83,127,802	$42,066,099
U.S. government securities	33,513,738	487,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$208,659,829

Gross unrealized appreciation	$8,540,697
Gross unrealized depreciation	(1,063,699)

Net unrealized appreciation	$7,476,998

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2012, the Portfolio held written options for hedging purposes.

AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	987		175,548
Options expired	–0	–	–0	–
Options bought back	(74)		(17,906)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/12	913		$157,642

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2012, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2012, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $8,604,719, with net unrealized depreciation of $45,541, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2012, the Portfolio held total return swaps for non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $74,223. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $74,223 would be required to be posted by the Portfolio.

AllianceBernstein Variable Products Series Fund

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$103,260		Unrealized depreciation of forward currency exchange contracts	$74,223
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	24,942	*	Receivable/Payable for variation margin on futures contracts	79,425	*
Credit contracts				Unrealized depreciation on credit default swap contracts	45,541
Equity contracts	Receivable/Payable for variation margin on futures contracts	646,464	*	Receivable/Payable for variation margin on futures contracts	167,392	*
Equity contracts	Unrealized appreciation on total return swap agreements	251,210
Equity contracts	Investments in securities, at value	160,285
Equity contracts				Options written, at value	127,495

Total		$1,186,161			$494,076

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(588,256)	$(52,246)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	277,649	(88,402)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	6,852	(45,541)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	814,311	420,333
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	981,919	155,277
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(72,487)	(48,172)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,062	30,147

Total		$1,421,050	$371,396

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions  during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,430,612
Average principal amount of sale contracts	$9,643,679
Futures Contracts:
Average original value of buy contracts	$38,076,455
Average original value of sale contracts	$462,297	(a)
Credit Default Swap Contracts:
Average notional amount of sale contracts	$8,604,719	(a)
Total Return Swap Contracts:
Average notional amount	$7,308,210
Purchased Options:
Average monthly cost	$134,589	(b)

(a)	Positions were open one month of the year.

(b)	Positions were open six months of the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $612,127 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $639,900. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $8,212 and $1,850 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon

AllianceBernstein Variable Products Series Fund

termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$1,949	$14,493	$15,802	$640	$2

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011		Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
Class A
Shares sold	1,563	999,000		$15,829	$9,990,000
Shares issued in reinvestment of dividends and distributions	1	–0	–	13	–0	–
Shares redeemed	(998,067)	–0	–	(10,218,988)	–0	–

Net increase (decrease)	(996,503)	999,000		$(10,203,146)	$9,990,000

Class B
Shares sold	17,210,237	5,407,777		$174,568,892	$52,617,421
Shares issued in reinvestment of dividends and distributions	30,508	–0	–	308,437	–0	–
Shares redeemed	(1,511,344)	(100,700)		(15,379,697)	(974,074)

Net increase	15,729,401	5,307,077		$159,497,632	$51,643,347

(a)	Commencement of operations.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$308,471	$–0	–

Total taxable distributions paid	$308,471	$–0	–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,490,654
Undistributed net capital gain	371,865	(a)
Unrealized appreciation/(depreciation)	7,926,708	(b)

Total accumulated earnings/(deficit)	$9,789,227	(c)

(a)	As of December 31, 2012, the Portfolio had cumulative deferred losses on straddles of $175.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$9.75	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	(.01)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.81	(.28)

Net increase (decrease) in net asset value from operations	.80	(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.01)	–0	–

Total dividends and distributions	(.02)	–0	–

Net asset value, end of period	$10.53	$9.75

Total Return
Total investment return based on net asset value (d)	8.22%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85	%(e)
Expenses, before waivers/reimbursements	1.22%	2.53	%(e)
Net investment income (loss) (c)	(.14)%	.36	%(e)
Portfolio turnover rate	51%	68%

See footnote summary on page 45.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31, 2012	April 1, 2011(a) to December 31, 2011
Net asset value, beginning of period	$9.74	$10.00

Income From Investment Operations
Net investment income (b)(c)	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.32)

Net increase (decrease) in net asset value from operations	.77	(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.01)	–0	–

Total dividends and distributions	(.02)	–0	–

Net asset value, end of period	$10.49	$9.74

Total Return
Total investment return based on net asset value (d)	7.90%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,663	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.29%	2.45	%(e)
Net investment income (c)	.12%	1.02	%(e)
Portfolio turnover rate	51%	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Dynamic Asset Allocation Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Dynamic Asset Allocation Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

2012 FEDERAL TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 9.98% of dividends paid qualify for the dividends received deduction.

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Seth J. Masters(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Seth J. Masters and Daniel J. Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual fund. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Seth J. Masters 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) at a meeting held on July 31—August 2, 2012 (the “August 2012 Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to the approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (April 2011 inception) was not profitable to it in 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2012 Meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index, the Barclays Capital (BC) U.S. Treasury Index and its composite index (60% MSCI World Index/40% BC U.S. Treasury Index), in each case for the 1-year period ended May 31, 2012 and (in the case of comparison with its composite index) the since inception period (April 2011 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period. It outperformed the MSCI World Index in the 1-year period, but lagged the BC U.S. Treasury Index in the 1-year period and its composite index in both periods. Based on their review, the directors concluded that the Portfolio’s performance in its first year of operations was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a lower rate than the Portfolio’s fee rate, and had breakpoints. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies pursuing a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients and sub-advised funds. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of

AllianceBernstein Variable Products Series Fund

how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee rate of 70 basis points was higher than the Expense Group median, and that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 7 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was higher than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. They took into account the Senior Officer’s recommendation that they consider asking the Adviser to add breakpoints if the Portfolio’s assets were to grow to a substantial level. The directors also considered prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/12 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$144.7	0.70% of Average Daily Net Assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $47,316 (0.07% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Directors on July 31-August 2, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/11)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	2.53%	December 31
	Class B 1.10%	2.45%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2012 net assets:4

Portfolio	Net Assets 6/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$144.7	Dynamic Asset Allocation Strategy 50 bp on first $500 million 40 bp on the balance	0.500%	0.700%

3	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s dynamic asset allocation strategy. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.5 The advisory fee schedules of the Overlay Portfolios are set forth below.

Portfolio	Overlay Portfolio	Fee[6]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.900%

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.650%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on June 30, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	Client # 1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.400%	0.700%

	Client # 2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.385%	0.700%

	Client # 3	0.35% on first $400 million 0.30% on the balance	0.350%	0.700%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

5	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting. The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting. The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

6	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s contractual management fee8 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median (%)	Rank
Dynamic Asset Allocation Portfolio	0.700	0.685	4/6

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Dynamic Asset Allocation Portfolio	0.880	0.723	5/6	0.710	6/7

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative in 2011.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A total expense ratio. The Total Expense Ratio includes the expenses of the underlying Portfolios.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $34,196 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $224,608 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $964 from the Portfolio.13

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics15. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year net performance ranking and return17 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended May 31, 2012.19

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	–4.11	–7.35	–7.30	2/6	14/45

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2012. 20

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)
Dynamic Asset Allocation Portfolio	–4.11	–1.81
60% MSCI World Index / 40% Barclay’s Capital U.S. Treasury	–2.85	–0.72
MSCI World Index	–11.02	N/A
Barclay’s Capital U.S. Treasury	0.09	N/A
Inception Date: April 1, 2011

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, technology (which includes telecommunications), healthcare, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser’s growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored—for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts. The Portfolio emphasizes investments in large and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 65-120 companies. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2012.

While posting positive returns, the Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index during the annual period. Stock selection was the largest detractor from returns, particularly holdings in the healthcare and energy sectors. An underweight in the materials sector also detracted.

Stock selection in the consumer discretionary sector benefited returns, as did overweights in the energy and healthcare sectors.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. Growth Portfolio Oversight Group (the “Team”) has increased the Portfolio’s investment in stocks of companies with strong business models as evidenced by high returns and high organic growth opportunities. The Team modestly reduced the Portfolio’s exposure to the energy and consumer discretionary sectors while modestly increasing exposure to consumer staples. The net effect was a modest decrease in the Portfolio’s exposure to economically sensitive sectors. The Team continued to place an emphasis on companies with high returns and high organic growth. The Team believes growth is: companies that earn strong returns supported by strong balance sheets and organic opportunities to grow and succeed.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Growth Portfolio Class A**	13.89%	0.33%	7.03%
AllianceBernstein Growth Portfolio Class B**	13.58%	0.08%	6.76%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
S&P 500 Index	16.00%	1.66%	7.10%
* Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2012 by 0.28%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.00% and 1.25% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,048.90	$5.41	1.05%
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.33	1.05%

Class B
Actual	$1,000	$1,047.50	$6.69	1.30%
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.60	1.30%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$6,073,877	8.4%
Philip Morris International, Inc.	2,426,396	3.4
Google, Inc.—Class A	2,143,716	3.0
Oracle Corp.	2,052,512	2.8
QUALCOMM, Inc.	1,806,022	2.5
eBay, Inc.	1,695,905	2.4
Danaher Corp.	1,654,081	2.3
Cognizant Technology Solutions Corp.—Class A	1,605,404	2.2
Visa, Inc.—Class A	1,591,590	2.2
Schlumberger Ltd.	1,526,805	2.1

	$22,576,308	31.3%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$23,249,370	32.2%
Health Care	11,796,711	16.4
Consumer Discretionary	10,305,358	14.3
Consumer Staples	8,173,166	11.3
Industrials	8,045,225	11.2
Energy	6,394,119	8.9
Financials	3,401,382	4.7
Short-Term Investments	759,428	1.0

Total Investments	$72,124,759	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

INFORMATION TECHNOLOGY–32.2%
COMMUNICATIONS EQUIPMENT–3.1%
F5 Networks, Inc.(a)	4,450	$432,318
QUALCOMM, Inc.	29,120	1,806,022

		2,238,340

COMPUTERS & PERIPHERALS–8.4%
Apple, Inc.	11,395	6,073,877

INTERNET SOFTWARE & SERVICES–6.2%
eBay, Inc.(a)	33,240	1,695,905
Google, Inc.–Class A(a)	3,022	2,143,716
LinkedIn Corp.(a)	5,500	631,510

		4,471,131

IT SERVICES–4.4%
Cognizant Technology Solutions Corp.–Class A(a)	21,680	1,605,404
Visa, Inc.–Class A	10,500	1,591,590

		3,196,994

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
ASML Holding NV(b)	4,570	294,353
Broadcom Corp.–Class A(a)	20,110	667,853
Xilinx, Inc.	20,270	727,693

		1,689,899

SOFTWARE–7.7%
Citrix Systems, Inc.(a)	13,040	857,380
Intuit, Inc.	10,160	604,520
Oracle Corp.	61,600	2,052,512
Red Hat, Inc.(a)	18,000	953,280
ServiceNow, Inc.(a)	7,150	214,714
TIBCO Software, Inc.(a)	28,970	637,630
Workday, Inc.(a)	4,754	259,093

		5,579,129

		23,249,370

HEALTH CARE–16.3%
BIOTECHNOLOGY–4.6%
Biogen Idec, Inc.(a)	6,470	948,955
Celgene Corp.(a)	9,000	708,480
Gilead Sciences, Inc.(a)	17,100	1,255,995
Synageva BioPharma Corp.(a)	8,640	399,945

		3,313,375

HEALTH CARE EQUIPMENT & SUPPLIES–5.2%
Covidien PLC	9,750	562,965
HeartWare International, Inc.(a) (b)	9,390	788,290
IDEXX Laboratories, Inc.(a)	7,050	654,240
Intuitive Surgical, Inc.(a)	1,900	931,703
OraSure Technologies, Inc.(a)	45,070	323,603

Volcano Corp.(a)	19,890	$469,603

		3,730,404

HEALTH CARE PROVIDERS & SERVICES–2.5%
AmerisourceBergen Corp.–Class A	16,940	731,469
McKesson Corp.	6,740	653,511
UnitedHealth Group, Inc.	8,180	443,683

		1,828,663

PHARMACEUTICALS–4.0%
Allergan, Inc./United States	10,780	988,850
Bristol-Myers Squibb Co.	39,490	1,286,979
Watson Pharmaceuticals, Inc.(a)	7,540	648,440

		2,924,269

		11,796,711

CONSUMER DISCRETIONARY–14.3%
AUTOMOBILES–0.8%
Harley-Davidson, Inc.	11,250	549,450

HOTELS, RESTAURANTS & LEISURE–2.5%
Chipotle Mexican Grill, Inc.–Class A(a)	1,320	392,647
Starbucks Corp.	26,460	1,418,785

		1,811,432

INTERNET & CATALOG RETAIL–3.0%
Amazon.com, Inc.(a)	5,570	1,398,850
priceline.com, Inc.(a)	1,165	723,698

		2,122,548

MEDIA–2.7%
Comcast Corp.–Class A	20,090	750,964
Viacom, Inc.–Class B	23,130	1,219,876

		1,970,840

SPECIALTY RETAIL–3.2%
Francesca’s Holdings Corp.(a) (b)	15,500	402,380
Lowe’s Cos., Inc.	17,710	629,059
O’Reilly Automotive, Inc.(a)	9,360	836,971
Ulta Salon Cosmetics & Fragrance, Inc.	4,660	457,892

		2,326,302

TEXTILES, APPAREL & LUXURY GOODS–2.1%
Coach, Inc.	10,525	584,243
VF Corp.	6,230	940,543

		1,524,786

		10,305,358

CONSUMER STAPLES–11.3%
FOOD & STAPLES RETAILING–2.6%
Costco Wholesale Corp.	7,560	746,701
CVS Caremark Corp.	23,520	1,137,192

		1,883,893

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–2.4%
Kraft Foods Group, Inc.	19,710	$896,214
Mead Johnson Nutrition Co.–Class A	7,210	475,067
Mondelez International, Inc.	14,730	375,173

		1,746,454

PERSONAL PRODUCTS–1.1%
Estee Lauder Cos., Inc. (The)–Class A	13,400	802,124

TOBACCO–5.2%
Altria Group, Inc.	41,830	1,314,299
Philip Morris International, Inc.	29,010	2,426,396

		3,740,695

		8,173,166

INDUSTRIALS–11.2%
AEROSPACE & DEFENSE–3.1%
Boeing Co. (The)	17,610	1,327,090
Precision Castparts Corp.	4,870	922,475

		2,249,565

ELECTRICAL EQUIPMENT–2.6%
AMETEK, Inc.	21,100	792,727
Emerson Electric Co.	20,620	1,092,035

		1,884,762

INDUSTRIAL CONGLOMERATES–2.3%
Danaher Corp.	29,590	1,654,081

MACHINERY–2.3%
Dover Corp.	10,320	678,127
Joy Global, Inc.	7,550	481,539
Parker Hannifin Corp.	5,240	445,715

		1,605,381

ROAD & RAIL–0.9%
JB Hunt Transport Services, Inc.	10,910	651,436

		8,045,225

ENERGY–8.9%
ENERGY EQUIPMENT & SERVICES–3.9%
National Oilwell Varco, Inc.	10,795	737,839
Schlumberger Ltd.	22,035	1,526,805
Technip SA	4,925	569,507

		2,834,151

OIL, GAS & CONSUMABLE FUELS–5.0%
Anadarko Petroleum Corp.	8,970	666,561
Concho Resources, Inc.(a)	8,010	645,285
EOG Resources, Inc.	5,985	722,928
Noble Energy, Inc.	12,205	1,241,737
Occidental Petroleum Corp.	3,700	283,457

		3,559,968

		6,394,119

Company	Shares	U.S. $ Value

FINANCIALS–4.7%
CAPITAL MARKETS–2.4%
Affiliated Managers Group, Inc.(a)	5,060	$658,559
Goldman Sachs Group, Inc. (The)	5,540	706,682
State Street Corp.	8,050	378,431

		1,743,672

COMMERCIAL BANKS–0.9%
Wells Fargo & Co.	18,650	637,457

DIVERSIFIED FINANCIAL SERVICES–1.4%
IntercontinentalExchange, Inc.(a)	5,410	669,812
JPMorgan Chase & Co.	7,970	350,441

		1,020,253

		3,401,382

Total Common Stocks (cost $59,499,003)		71,365,331

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
TIME DEPOSIT–1.1%
State Street Time Deposit 0.01%, 1/02/13 (cost $759,428)	$759	759,428

Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $60,258,431)		72,124,759

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.9%
INVESTMENT COMPANIES–1.9%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $1,397,985)	1,397,985	1,397,985

TOTAL INVESTMENTS–101.9% (cost $61,656,416)		73,522,744

Other assets less liabilities–(1.9)%		(1,354,836)

NET ASSETS–100.0%		$72,167,908

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $60,258,431)	$72,124,759	(a)
Affiliated issuers (cost $1,397,985—investment of cash collateral for securities loaned)	1,397,985
Foreign currencies, at value (cost $22,740)	23,127
Dividends and interest receivable	71,151
Receivable for capital stock sold	62,987

Total assets	73,680,009

LIABILITIES
Payable for collateral received on securities loaned	1,397,985
Advisory fee payable	43,060
Payable for capital stock redeemed	12,969
Administrative fee payable	11,220
Distribution fee payable	9,339
Transfer Agent fee payable	130
Accrued expenses	37,398

Total liabilities	1,512,101

NET ASSETS	$72,167,908

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,173
Additional paid-in capital	69,970,320
Undistributed net investment income	87,985
Accumulated net realized loss on investment and foreign currency transactions	(9,760,285)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,866,715

	$72,167,908

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,220,319	1,086,296	$23.22
B	$46,947,589	2,086,255	$22.50

(a)	Includes securities on loan with a value of $1,412,336 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,647)	$1,033,652
Affiliated issuers	1,688
Interest	182
Securities lending income	12,882

1,048,404

EXPENSES
Advisory fee (see Note B)	588,623
Distribution fee—Class B	126,305
Transfer agency—Class A	2,673
Transfer agency—Class B	4,909
Custodian	87,913
Administrative	44,841
Audit	35,177
Legal	32,080
Printing	28,422
Directors’ fees	4,160
Miscellaneous	4,302

Total expenses	959,405

Net investment income	88,999

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,725,205
Foreign currency transactions	(3,526)
Net change in unrealized appreciation/depreciation of:
Investments	2,746,057
Foreign currency denominated assets and liabilities	830

Net gain on investment and foreign currency transactions	10,468,566

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,557,565

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$88,999	$9,993
Net realized gain on investment and foreign currency transactions	7,721,679	12,800,737
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,746,887	(11,500,462)

Net increase in net assets from operations	10,557,565	1,310,268
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(15,259)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(20,321,277)	(17,886,322)

Total decrease	(9,778,971)	(16,576,054)
NET ASSETS
Beginning of period	81,946,879	98,522,933

End of period (including undistributed net investment income of $87,985 and $27,352, respectively)	$72,167,908	$81,946,879

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio's investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$23,249,370		$–0	–	$–0	–	$23,249,370
Health Care	11,796,711		–0	–	–0	–	11,796,711
Consumer Discretionary	10,305,358		–0	–	–0	–	10,305,358
Consumer Staples	8,173,166		–0	–	–0	–	8,173,166
Industrials	8,045,225		–0	–	–0	–	8,045,225
Energy	5,824,612		569,507		–0	–	6,394,119
Financials	3,401,382		–0	–	–0	–	3,401,382
Short-Term Investments	–0	–	759,428		–0	–	759,428
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,397,985		–0	–	–0	–	1,397,985

Total Investments in Securities	72,193,809		1,328,935		–0	–	73,522,744
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total^	$72,193,809		$1,328,935		$–0	–	$73,522,744

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures

12

AllianceBernstein Variable Products Series Fund

established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio's financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,841.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $79,251, of which $545 and $90, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$64,161,479		$84,426,726
U.S. government securities	–0	–	–0	–

14

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$61,892,689

Gross unrealized appreciation	$12,690,006
Gross unrealized depreciation	(1,059,951)

Net unrealized appreciation	$11,630,055

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $1,412,336 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,397,985. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $12,882 and $1,688 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$257	$11,020	$9,879	$1,398	$2

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	11,826	24,930		$270,544	$521,620
Shares issued in reinvestment of dividends	667	–0	–	15,259	–0	–
Shares redeemed	(437,480)	(359,545)		(9,789,368)	(7,440,420)

Net decrease	(424,987)	(334,615)		$(9,503,565)	$(6,918,800)

Class B
Shares sold	41,092	79,531		$902,096	$1,614,288
Shares redeemed	(534,612)	(625,551)		(11,719,808)	(12,581,810)

Net decrease	(493,520)	(546,020)		$(10,817,712)	$(10,967,522)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

16

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$15,259	$–0–

Total taxable distributions paid	$15,259	$–0–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$84,956
Accumulated capital and other losses	(9,520,982	)(a)
Unrealized appreciation/(depreciation)	11,630,442	(b)

Total accumulated earnings/(deficit)	$2,194,416

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $9,116,078. During the fiscal year, the Portfolio utilized $7,958,604 of capital loss carryforwards to offset current year net realized gains. At December 31, 2012, the Portfolio had a post-October short-term capital loss deferral of $404,904, which is deemed to arise on January 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $9,116,078 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$9,116,078	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.40	$20.15	$17.56	$13.19	$22.91

Income From Investment Operations
Net investment income (loss) (a)	.06	.03	.03	.04	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	.22	2.61	4.33	(9.68)

Net increase (decrease) in net asset value from operations	2.83	.25	2.64	4.37	(9.72)

Less: Dividends
Dividends from net investment income	(.01)	–0	–	(.05)	–0	–	–0	–

Net asset value, end of period	$23.22	$20.40	$20.15	$17.56	$13.19

Total Return
Total investment return based on net asset value (b)*	13.89%	1.24%	15.06%	33.13%	(42.43)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,220	$30,833	$37,198	$37,948	$33,992
Ratio to average net assets of:
Expenses	1.06%	1.00%	1.00	%(c)	1.06%	.94%
Net investment income (loss)	.27%	.17%	.15	%(c)	.28%	(.22)%
Portfolio turnover rate	83%	97%	121%	197%	103%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.81	$19.62	$17.10	$12.88	$22.42

Income From Investment Operations
Net investment income (loss) (a)	.01	(.02)	(.02)	.01	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.68	.21	2.55	4.21	(9.46)

Net increase (decrease) in net asset value from operations	2.69	.19	2.53	4.22	(9.54)

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.01)	–0	–	–0	–

Net asset value, end of period	$22.50	$19.81	$19.62	$17.10	$12.88

Total Return
Total investment return based on net asset value (b)*	13.58%	.97%	14.80%	32.76%	(42.55)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,948	$51,114	$61,325	$63,368	$53,248
Ratio to average net assets of:
Expenses	1.31%	1.25%	1.25	%(c)	1.31%	1.19%
Net investment income (loss)	.03%	(.08)%	(.10	)%(c)	.04%	(.47)%
Portfolio turnover rate	83%	97%	121%	197%	103%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.28%, 0.07%, 0.22%, 0.41% and 0.03%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

20

2012 FEDERAL
TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer
Frank V. Caruso(2), Vice President
Vadim Zlotnikov(2), Vice President	Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s Investment Advisory Members. Mr. Frank V. Caruso and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Vadim Zlotnikov 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$86.0	Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,677 (0.07% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.00%	December 31
Class B 1.25%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$86.0	U.S. Research Growth Schedule	0.545%	0.750%
		80 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Growth Portfolio	0.750	0.750	4/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.001	0.868	13/14	0.792	76/80

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $142,665 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $544,097 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the

12	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 29, 2012.19

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth Portfolio
1 year	5.38	5.51	5.03	8/14	45/96
3 year	24.84	26.02	25.31	10/14	52/91
5 year	2.36	3.21	3.63	9/12	74/83
10 year	4.46	5.20	3.97	7/11	26/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	5.38	24.84	2.36	4.46	7.63	17.23	0.23	10
Russell 1000 Growth Index	7.62	27.51	4.54	4.30	7.51	16.34	0.22	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2012.

For the annual period ended December 31, 2012, the Portfolio’s Class A shares outperformed the benchmark. Security selection was the main driver of returns, particularly in the healthcare and consumer discretionary sectors. An underweight to the utilities sector also contributed.

Detracting from returns was an overweight in the technology sector, and an underweight in the financials sector. The financials sector benefitted from receding fears related to the euro crisis. Stock selection in the materials sector also detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The Relative Value Investment Team (the “Team”) has strived to keep the Portfolio maximally exposed to attractively valued stocks with positive fundamental business momentum. The Portfolio continues to be highly exposed to stocks that appear to be undervalued given their strong relative fundamental prospects, high levels of excess cash and strong balance sheets.

The Team remains confident that the Portfolio’s strategy will succeed as the market comes to appreciate the benefits of owning firms with attractive valuations and strong growth prospects. As macroeconomic fears begin to fade, the Team believes that the Portfolio’s emphasis on strong companies will serve the Portfolio well as the market refocuses on individual stock fundamentals.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Growth & Income Portfolio Class A**	17.53%	0.28%	6.83%
AllianceBernstein Growth & Income Portfolio Class B**	17.24%	0.02%	6.57%
Russell 1000 Value Index	17.51%	0.59%	7.38%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2012, by 0.19%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,077.40	$3.13	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05	0.60%

Class B
Actual	$1,000	$1,076.00	$4.44	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.32	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JPMorgan Chase & Co.	$39,924,760	4.5%
UnitedHealth Group, Inc.	32,359,041	3.6
Exxon Mobil Corp.	31,780,295	3.5
Apple, Inc.	29,348,632	3.3
Liberty Interactive Corp.	29,127,364	3.2
Boeing Co. (The)	28,890,763	3.2
Wells Fargo & Co.	26,637,499	3.0
Chevron Corp.	26,113,647	2.9
AT&T, Inc.	25,620,274	2.9
General Electric Co.	24,787,511	2.8

	$294,589,786	32.9%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$235,811,850	26.3%
Health Care	131,848,213	14.7
Information Technology	117,629,626	13.1
Energy	113,604,133	12.7
Industrials	112,122,619	12.5
Consumer Discretionary	93,614,339	10.5
Telecommunication Services	28,965,911	3.2
Consumer Staples	28,699,542	3.2
Materials	19,301,976	2.2
Short-Term Investments	13,923,316	1.6

Total Investments	$895,521,525	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.4%

FINANCIALS–26.3%
CAPITAL MARKETS–7.7%
BlackRock, Inc.–Class A	110,050	$22,748,435
Goldman Sachs Group, Inc. (The)	188,370	24,028,477
State Street Corp.	467,960	21,998,800

		68,775,712

COMMERCIAL BANKS–5.4%
Fifth Third Bancorp	866,160	13,156,970
PNC Financial Services Group, Inc.	142,360	8,301,012
Wells Fargo & Co.	779,330	26,637,499

		48,095,481

CONSUMER FINANCE–1.5%
Capital One Financial Corp.	235,660	13,651,784

DIVERSIFIED FINANCIAL SERVICES–4.4%
JPMorgan Chase & Co.	908,000	39,924,760

INSURANCE–7.3%
ACE Ltd.	185,420	14,796,516
Berkshire Hathaway, Inc.(a)	261,240	23,433,228
Hartford Financial Services Group, Inc.	359,260	8,061,794
MetLife, Inc.	371,922	12,251,111
Travelers Cos., Inc. (The)	94,980	6,821,464

		65,364,113

		235,811,850

HEALTH CARE–14.7%
BIOTECHNOLOGY–2.6%
Amgen, Inc.	181,962	15,706,960
Celgene Corp.(a)	89,000	7,006,080

		22,713,040

HEALTH CARE EQUIPMENT & SUPPLIES–0.7%
Zimmer Holdings, Inc.	97,150	6,476,019

HEALTH CARE PROVIDERS & SERVICES–5.7%
AmerisourceBergen Corp.– Class A	155,270	6,704,559
McKesson Corp.	126,540	12,269,318
UnitedHealth Group, Inc.	596,590	32,359,041

		51,332,918

PHARMACEUTICALS–5.7%
Abbott Laboratories	106,900	7,001,950
Bristol-Myers Squibb Co.	456,290	14,870,491
Merck & Co., Inc.	303,719	12,434,256
Pfizer, Inc.	678,610	17,019,539

		51,326,236

		131,848,213

INFORMATION TECHNOLOGY–13.1%
COMMUNICATIONS EQUIPMENT–2.9%
Cisco Systems, Inc.	1,026,810	$20,176,816
Riverbed Technology, Inc.(a)	285,500	5,630,060

		25,806,876

COMPUTERS & PERIPHERALS–3.3%
Apple, Inc.	55,060	29,348,632

INTERNET SOFTWARE & SERVICES–1.5%
Yahoo!, Inc.(a)	665,570	13,244,843

IT SERVICES–1.3%
Amdocs Ltd.	101,614	3,453,860
Global Payments, Inc.	184,400	8,353,320

		11,807,180

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Marvell Technology Group Ltd.	760,248	5,519,400
NVIDIA Corp.	575,460	7,072,404

		12,591,804

SOFTWARE–2.7%
Cadence Design Systems, Inc.(a)	554,030	7,484,945
Microsoft Corp.	396,510	10,598,712
Oracle Corp.	202,480	6,746,634

		24,830,291

		117,629,626

ENERGY–12.7%
ENERGY EQUIPMENT & SERVICES–3.1%
Diamond Offshore Drilling, Inc.	288,649	19,616,586
National Oilwell Varco, Inc.	122,317	8,360,367

		27,976,953

OIL, GAS & CONSUMABLE FUELS–9.6%
Apache Corp.	39,770	3,121,945
Chevron Corp.	241,480	26,113,647
ConocoPhillips	89,200	5,172,708
Devon Energy Corp.	56,610	2,945,984
Exxon Mobil Corp.	367,190	31,780,295
Occidental Petroleum Corp.	215,280	16,492,601

		85,627,180

		113,604,133

INDUSTRIALS–12.5%
AEROSPACE & DEFENSE–5.0%
Boeing Co. (The)	383,370	28,890,763
Raytheon Co.	276,070	15,890,589

		44,781,352

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–1.7%
URS Corp.	398,821	$15,657,712

ELECTRICAL EQUIPMENT–0.6%
Hubbell, Inc.–Class B	63,560	5,379,083

INDUSTRIAL CONGLOMERATES–2.8%
General Electric Co.	1,180,920	24,787,511

MACHINERY–2.1%
Actuant Corp.–Class A	267,365	7,462,157
Dover Corp.	99,870	6,562,458
Lincoln Electric Holdings, Inc.	96,933	4,718,698

		18,743,313

ROAD & RAIL–0.3%
Norfolk Southern Corp.	44,852	2,773,648

		112,122,619

CONSUMER DISCRETIONARY–10.5%
AUTOMOBILES–1.0%
Ford Motor Co.	708,830	9,179,349

INTERNET & CATALOG RETAIL–3.3%
Liberty Interactive Corp.(a)	1,480,049	29,127,364

MEDIA–4.7%
Comcast Corp.–Class A	459,680	17,182,838
Scripps Networks Interactive, Inc.–Class A	142,550	8,256,496
Viacom, Inc.–Class B	313,800	16,549,812

		41,989,146

SPECIALTY RETAIL–1.5%
Bed Bath & Beyond, Inc.(a)	126,050	7,047,455
O’Reilly Automotive, Inc.(a)	70,130	6,271,025

		13,318,480

		93,614,339

TELECOMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.2%
AT&T, Inc.	760,020	25,620,274
Verizon Communications, Inc.	77,320	3,345,637

		28,965,911

CONSUMER STAPLES–3.2%
FOOD & STAPLES RETAILING–1.4%
CVS Caremark Corp.	261,447	$12,640,962

FOOD PRODUCTS–0.9%
Smithfield Foods, Inc.(a)	364,350	7,859,030

HOUSEHOLD PRODUCTS–0.9%
Energizer Holdings, Inc.	102,520	8,199,550

		28,699,542

MATERIALS–2.2%
CHEMICALS–0.4%
CF Industries Holdings, Inc.	16,200	3,291,192

PAPER & FOREST PRODUCTS–1.8%
Domtar Corp.	191,700	16,010,784

		19,301,976

Total Common Stocks (cost $750,811,035)		881,598,209

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/02/13 (cost $13,923,316)	$13,923	13,923,316

TOTAL INVESTMENTS–100.0% (cost $764,734,351)		895,521,525
Other assets less liabilities–0.0%		78,438

NET ASSETS–100.0%		$895,599,963

(a)	Non-income producing security.

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $764,734,351)	$895,521,525
Dividends and interest receivable	1,042,251
Receivable for capital stock sold	373,712

Total assets	896,937,488

LIABILITIES
Payable for capital stock redeemed	633,017
Advisory fee payable	391,231
Distribution fee payable	151,741
Printing fee payable	109,414
Administrative fee payable	11,207
Transfer Agent fee payable	120
Accrued expenses	40,795

Total liabilities	1,337,525

NET ASSETS	$895,599,963

COMPOSITION OF NET ASSETS
Capital stock, at par	$43,284
Additional paid-in capital	974,356,797
Undistributed net investment income	11,452,096
Accumulated net realized loss on investment transactions	(221,039,388)
Net unrealized appreciation on investments	130,787,174

$895,599,963

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$131,401,518	6,293,126	$20.88
B	$764,198,445	36,991,002	$20.66

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$18,797,940
Affiliated issuers	12,483
Interest	3,924
Securities lending income	13,758

18,828,105

EXPENSES
Advisory fee (see Note B)	4,970,692
Distribution fee—Class B	1,918,752
Transfer agency—Class A	2,183
Transfer agency—Class B	12,480
Custodian	168,025
Printing	106,609
Legal	50,944
Administrative	44,814
Audit	35,565
Directors’ fees	4,127
Miscellaneous	27,329

Total expenses	7,341,520

Net investment income	11,486,585

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	85,199,940
Net change in unrealized appreciation/depreciation of investments	47,593,504

Net gain on investment transactions	132,793,444

NET INCREASE IN NET ASSETS FROM OPERATIONS	$144,280,029

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,486,585	$12,525,033
Net realized gain on investment transactions	85,199,940	93,888,095
Net change in unrealized appreciation/depreciation of investments	47,593,504	(47,469,481)

Net increase in net assets from operations	144,280,029	58,943,647
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,047,549)	(2,574,136)
Class B	(10,212,718)	(8,523,506)
CAPITAL STOCK TRANSACTIONS
Net decrease	(110,664,705)	(180,836,431)

Total increase (decrease)	21,355,057	(132,990,426)
NET ASSETS
Beginning of period	874,244,906	1,007,235,332

End of period (including undistributed net investment income of $11,452,096 and $12,369,858, respectively)	$895,599,963	$874,244,906

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$881,598,209		$–0	–	$–0	–	$881,598,209
Short-Term Investments	–0	–	13,923,316		–0	–	13,923,316

Total Investments in Securities	881,598,209		13,923,316		–0	–	895,521,525
Other Financial Instruments**	–0	–	–0	–			–0	–

Total^	$881,598,209		$13,923,316		$–0	–	$895,521,525

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due

12

AllianceBernstein Variable Products Series Fund

diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,814.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $1,263,653, of which $1,692 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$706,741,989		$803,064,448
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$769,334,212

Gross unrealized appreciation	$137,601,190
Gross unrealized depreciation	(11,413,877)

Net unrealized appreciation	$126,187,313

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

14

AllianceBernstein Variable Products Series Fund

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2012, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $13,758 and $12,483 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$1,441	$123,513	$124,954	$0	$12

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	712,493	506,364	$14,040,425	$9,029,709
Shares issued in reinvestment of dividends	102,122	136,486	2,047,549	2,574,137
Shares redeemed	(2,206,162)	(4,680,769)	(43,687,727)	(83,787,159)

Net decrease	(1,391,547)	(4,037,919)	$(27,599,753)	$(72,183,313)

Class B
Shares sold	3,411,047	2,297,038	$66,260,473	$40,404,439
Shares issued in reinvestment of dividends	514,236	456,046	10,212,719	8,523,506
Shares redeemed	(8,107,526)	(8,934,188)	(159,538,144)	(157,581,063)

Net decrease	(4,182,243)	(6,181,104)	$(83,064,952)	$(108,653,118)

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$12,260,267	$11,097,642

Total taxable distributions paid	$12,260,267	$11,097,642

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,452,096
Accumulated capital and other losses	(216,439,527	)(a)
Unrealized appreciation/(depreciation)	126,187,313	(b)

Total accumulated earnings/(deficit)	$(78,800,118)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $216,439,527. During the fiscal year, the Portfolio utilized $81,782,652 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning

16

AllianceBernstein Variable Products Series Fund

after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $216,439,527 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 216,439,527	n/a	2017

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$18.05		$17.19		$15.20		$13.10		$26.82

Income From Investment Operations
Net investment income (a)	.29		.27		.20		.21		.30
Net realized and unrealized gain (loss) on investment transactions	2.86		.83		1.79		2.47		(9.77)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)

Net increase (decrease) in net asset value from operations	3.15		1.10		1.99		2.68		(9.47)

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.24)		–0	–	(.58)		(.45)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(3.80)

Total dividends and distributions	(.32)		(.24)		–0	–	(.58)		(4.25)

Net asset value, end of period	$20.88		$18.05		$17.19		$15.20		$13.10

Total Return
Total investment return based on net asset value (c)*	17.53%		6.32%		13.09%		20.82%		(40.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,402		$138,731		$201,521		$215,085		$211,920
Ratio to average net assets of:
Expenses	.60%		.60%		.63	%(d)	.63%		.62%
Net investment income	1.48%		1.52%		1.30	%(d)	1.58%		1.61%
Portfolio turnover rate	80%		76%		66%		125%		184%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$17.86		$17.01		$15.08		$12.97		$26.55

Income From Investment Operations
Net investment income (a)	.24		.23		.16		.18		.25
Net realized and unrealized gain (loss) on investment transactions	2.83		.81		1.77		2.42		(9.66)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)

Net increase (decrease) in net asset value from operations	3.07		1.04		1.93		2.60		(9.41)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.19)		–0	–	(.49)		(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(3.80)

Total dividends and distributions	(.27)		(.19)		–0	–	(.49)		(4.17)

Net asset value, end of period	$20.66		$17.86		$17.01		$15.08		$12.97

Total Return
Total investment return based on net asset value (c)*	17.24%		6.07%		12.80%		20.35%		(40.69)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$764,198		$735,514		$805,714		$837,533		$819,994
Ratio to average net assets of:
Expenses	.85%		.85%		.88	%(d)	.88%		.87%
Net investment income	1.23%		1.28%		1.05	%(d)	1.33%		1.36%
Portfolio turnover rate	80%		76%		66%		125%		184%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.19%, 0.13%, 0.27%, 0.54% and 0.46%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

20

2012 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$948.2	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,194 (0.01% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$948.2	Relative Value Schedule	0.280%	0.550%
		65 bp on first $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp.Group Median (%)	Rank
Growth & Income Portfolio	0.550	0.702	3/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp.Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.602	0.728	2/15	0.750	3/36

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,943,217 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $4,634,478 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.12

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 29, 2012.19

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth & Income Portfolio
1 year	9.76	0.31	1.53	1/15	1/46
3 year	23.56	23.33	23.25	5/14	18/43
5 year	0.03	0.03	– 0.04	6/11	18/36
10 year	3.92	4.08	4.39	7/10	18/24

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	9.76	23.56	0.03	3.92	8.74	16.55	0.20	10
Russell 1000 Value Index	2.18	25.01	– 1.08	4.75	10.14	16.67	0.25	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macroeconomic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index (net) for the one-, five- and 10-year periods ended December 31, 2012.

For the annual period, the Portfolio advanced in absolute terms, but underperformed its benchmark, with security selection responsible for most of the deficit, though sector positioning was also negative. Security selection in the materials and financials sectors undercut relative performance. Stock selection in the healthcare and technology sectors mitigated some of the losses. The Portfolio did not employ leverage during this time period, but it did employ derivatives in the form of currencies, purchased options and written options, which were used for hedging and investment purposes, and had an immaterial impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The behavior of the global financial markets in 2012 was largely driven by the actions of key policy makers and central bankers. The willingness of political leaders to address the structural flaws of the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and European Central Bank, lifted market confidence for much of 2012. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s moribund economy was regaining momentum. However, financial markets, especially in the U.S. came under pressure in the last three months of 2012 as a weak third quarter corporate earnings season and protracted “fiscal cliff” negotiations took its toll.

The Global Thematic Growth Portfolio Oversight Group (the “Team”) continued to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team is especially focused on investments that are more resilient to the economic cycle, possessing what the Team’s analysis suggests to be longer-term growth fundamentals.

1

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Global Thematic Growth Portfolio Class A**	13.52%	-3.49%	5.61%
AllianceBernstein Global Thematic Growth Portfolio Class B**	13.24%	-3.72%	5.35%
MSCI AC World Index (net)	16.13%	-1.16%	8.11%
* Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2012, by 0.07%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94% and 1.19% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the MSCI AC World Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,099.70	$5.23	0.99%
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.03	0.99%

Class B
Actual	$1,000	$1,098.30	$6.54	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.29	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Illumina, Inc.	$3,988,638	3.0%
NVIDIA Corp.	3,633,760	2.8
Red Hat, Inc.	3,276,635	2.5
CITIC Securities Co., Ltd.	3,266,153	2.5
Fusion-io, Inc.	2,874,436	2.2
Freeport-McMoRan Copper & Gold, Inc.	2,706,862	2.1
Mellanox Technologies Ltd.	2,705,590	2.0
Silicon Graphics International Corp.	2,690,255	2.0
Zhongsheng Group Holdings Ltd.	2,671,188	2.0
Google, Inc.—Class A	2,664,394	2.0

	$30,477,911	23.1%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$46,593,838	35.2%
Financials	18,408,939	13.9
Consumer Discretionary	17,047,485	12.9
Health Care	14,406,377	10.9
Energy	12,516,813	9.5
Materials	9,601,136	7.3
Industrials	8,892,687	6.7
Consumer Staples	1,995,289	1.5
Telecommunication Services	1,795,789	1.4
Options Purchased—Calls	180,984	0.1
Short-Term Investments	765,436	0.6

Total Investments	$132,204,773	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$78,779,403	59.6%
China	10,742,577	8.1
Hong Kong	7,496,305	5.7
India	3,518,189	2.7
Canada	3,177,414	2.4
United Kingdom	2,942,035	2.2
Israel	2,705,590	2.0
Indonesia	2,543,274	1.9
Belgium	2,315,145	1.7
South Korea	1,994,986	1.5
Argentina	1,795,324	1.4
Russia	1,720,833	1.3
Mexico	1,528,371	1.2
Other	10,179,891	7.7
Short-Term Investments	765,436	0.6

Total Investments	$132,204,773	100.0%

*	All data are as of December 31, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: France, Japan, Luxembourg, Malaysia, Mongolia, Philippines, Sweden, Switzerland and Taiwan.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

INFORMATION TECHNOLOGY–35.3%
COMMUNICATIONS EQUIPMENT–1.2%
QUALCOMM, Inc.	24,400	$1,513,288

COMPUTERS & PERIPHERALS–6.4%
Apple, Inc.	2,720	1,449,841
Fusion-io, Inc.(a)(b)	125,357	2,874,436
Silicon Graphics International Corp.(a)(b)	262,977	2,690,255
Stratasys Ltd.(b)	17,160	1,375,374

		8,389,906

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Hexagon AB	27,640	698,967

INTERNET SOFTWARE & SERVICES–10.9%
Cornerstone OnDemand, Inc.(b)	48,205	1,423,494
eBay, Inc.(b)	25,080	1,279,582
Facebook, Inc.(b)	97,662	2,600,739
Google, Inc.–Class A(b)	3,756	2,664,394
LinkedIn Corp.(b)	13,336	1,531,239
MercadoLibre, Inc.(a)	22,850	1,795,324
Rackspace Hosting, Inc.(b)	18,032	1,339,237
Yelp, Inc.(a)(b)	93,550	1,763,417

		14,397,426

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.0%
ARM Holdings PLC	72,645	917,415
Mellanox Technologies Ltd.(a)(b)	45,564	2,705,590
NVIDIA Corp.	295,668	3,633,760
Samsung Electronics Co., Ltd.	945	1,357,775
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	37,760	647,962

		9,262,502

SOFTWARE–9.3%
Intuit, Inc.	23,960	1,425,620
NetSuite, Inc.(b)	19,400	1,305,620
Red Hat, Inc.(b)	61,870	3,276,635
Salesforce.com, Inc.(b)	13,598	2,285,824
ServiceNow, Inc.(a)(b)	45,175	1,356,605
Splunk, Inc.(b)	57,050	1,655,591
Workday, Inc.(b)	18,823	1,025,854

		12,331,749

		46,593,838

FINANCIALS–13.9%
CAPITAL MARKETS–3.5%
CITIC Securities Co., Ltd.(a)	1,273,300	3,266,153
UBS AG(b)	85,150	1,340,261

		4,606,414

COMMERCIAL BANKS–3.1%
BOC Hong Kong Holdings Ltd.	457,500	$1,439,195
Grupo Financiero Banorte SAB de CV–Class O	143,300	925,342
Sberbank of Russia (Sponsored ADR)	137,009	1,720,833

		4,085,370

INSURANCE–1.6%
AIA Group Ltd.	540,800	2,144,994

REAL ESTATE INVESTMENT TRUSTS (REITS)–1.0%
Weyerhaeuser Co.	47,787	1,329,434

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.6%
Ciputra Development Tbk PT	16,249,500	1,350,514
Guangzhou R&F Properties Co., Ltd.(a)	897,600	1,521,258
Hang Lung Group Ltd.	325,000	1,871,854

		4,743,626

THRIFTS & MORTGAGE FINANCE–1.1%
Housing Development Finance Corp.	98,230	1,499,101

		18,408,939

CONSUMER DISCRETIONARY–12.9%
AUTOMOBILES–1.2%
Tesla Motors, Inc.(a)(b)	46,159	1,563,405

HOTELS, RESTAURANTS & LEISURE–2.8%
Bloomberry Resorts Corp.(b)	3,921,700	1,260,674
Ctrip.com International Ltd. (ADR)(a)(b)	76,050	1,733,180
Galaxy Entertainment Group Ltd.(a)(b)	173,000	692,549

		3,686,403

HOUSEHOLD DURABLES–0.4%
iRobot Corp.(b)	29,640	555,454

INTERNET & CATALOG RETAIL–1.8%
Amazon.com, Inc.(b)	9,448	2,372,771

MULTILINE RETAIL–1.2%
Golden Eagle Retail Group Ltd.(a)	622,000	1,550,798

SPECIALTY RETAIL–3.0%
L’Occitane International SA	398,500	1,275,133
Zhongsheng Group Holdings Ltd.(a)	1,737,000	2,671,188

		3,946,321

7

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–2.5%
Burberry Group PLC	100,720	$2,024,620
Samsonite International SA	642,200	1,347,713

		3,372,333

		17,047,485

HEALTH CARE–10.9%
BIOTECHNOLOGY–2.1%
Cepheid, Inc.(b)	64,487	2,180,305
Genomic Health, Inc.(b)	23,964	653,259

		2,833,564

HEALTH CARE EQUIPMENT & SUPPLIES–3.6%
Given Imaging Ltd.(b)	72,269	1,262,540
IDEXX Laboratories, Inc.(b)	13,590	1,261,152
Intuitive Surgical, Inc.(b)	4,503	2,208,136

		4,731,828

HEALTH CARE PROVIDERS & SERVICES–0.5%
IHH Healthcare Bhd(b)	571,900	633,496

HEALTH CARE TECHNOLOGY–1.7%
athenahealth, Inc.(a)(b)	30,209	2,218,851

LIFE SCIENCES TOOLS & SERVICES–3.0%
Illumina, Inc.(a)(b)	71,751	3,988,638

		14,406,377

ENERGY–9.5%
ENERGY EQUIPMENT & SERVICES–5.0%
National Oilwell Varco, Inc.	27,840	1,902,864
Oceaneering International, Inc.	27,280	1,467,391
Schlumberger Ltd.	25,480	1,765,509
Technip SA	12,200	1,410,759

		6,546,523

OIL, GAS & CONSUMABLE FUELS–4.5%
Cameco Corp.(a)	71,213	1,402,496
Concho Resources, Inc.(b)	15,720	1,266,403
Denbury Resources, Inc.(b)	124,470	2,016,414
Noble Energy, Inc.	12,630	1,284,977

		5,970,290

		12,516,813

MATERIALS–7.3%
CHEMICALS–1.0%
Monsanto Co.	13,990	1,324,153

METALS & MINING–6.3%
Freeport-McMoRan Copper & Gold, Inc.	79,148	2,706,862
Mongolian Mining Corp.(a)(b)	2,986,500	1,480,058
Turquoise Hill Resources Ltd.(b)	232,304	1,774,918
Umicore SA	41,810	2,315,145

		8,276,983

		9,601,136

INDUSTRIALS–6.7%
CONSTRUCTION & ENGINEERING–2.0%
Bharti Infratel Ltd.(b)	217,400	$768,379
Larsen & Toubro Ltd.	42,180	1,250,709
Samsung Engineering Co., Ltd.	4,090	637,211

		2,656,299

ELECTRICAL EQUIPMENT–1.0%
Babcock & Wilcox Co. (The)	50,685	1,327,947

MACHINERY–3.7%
Cummins, Inc.	18,250	1,977,388
FANUC Corp.	7,700	1,432,581
Proto Labs, Inc.(b)	38,013	1,498,472

		4,908,441

		8,892,687

CONSUMER STAPLES–1.5%
BEVERAGES–1.5%
Heckmann Corp.(a)(b)	495,109	1,995,289

TELECOMMUNICATION SERVICES–1.4%
WIRELESS TELECOMMUNICATION SERVICES–1.4%
America Movil SAB de CV Series L (ADR)	26,060	603,029
Tower Bersama Infrastructure Tbk PT(b)	2,015,000	1,192,760

		1,795,789

Total Common Stocks (cost $119,271,258)		131,258,353

	Contracts
OPTIONS PURCHASED–CALLS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
Russian Depositary Index Expiration: Mar 2013, Exercise Price: $ 1,700.00 (b)(c)	1,825	165,984

OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.0%
Market Vectors JR Gold Miners Expiration: Jan 2013, Exercise Price: $ 44.63 (b)(d)	2,000	15,000

Total Options Purchased–Calls (cost $1,752,153)		180,984

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 1/02/13 (cost $765,436)	U.S.$	765	$765,436

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $121,788,847)			132,204,773

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–21.6%
INVESTMENT COMPANIES–21.6%
AllianceBernstein Exchange Reserves–Class I, 0.13%(e) (cost $28,576,155)		28,576,155	$28,576,155

TOTAL INVESTMENTS–121.7% (cost $150,365,002)			160,780,928
Other assets less liabilities–(21.7)%			(28,686,064)

NET ASSETS–100.0%			$132,094,864

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America NA	USD	7,707	EUR	5,953	3/15/13	$155,479
Barclays Bank PLC Wholesale	USD	6,468	GBP	4,022	3/15/13	63,810
Credit Suisse London Branch (GFX)	USD	5,764	JPY	473,693	3/15/13	(293,514)
Royal Bank of Canada	USD	4,292	CAD	4,248	3/15/13	(28,214)
Westpac Banking Corp.	USD	3,872	AUD	3,715	3/15/13	(33,915)

						$(136,354)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Russian Depositary Index (c) (premium received $20,440)	1,825	$1,900.00	March 2013	(28,653)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	One contract relates to 1 share.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $121,788,847)	$132,204,773 (a)
Affiliated issuers (cost $28,576,155—investment of cash collateral for securities loaned)	28,576,155
Foreign currencies, at value (cost $989,644)	988,624
Receivable for investment securities sold	404,154
Unrealized appreciation of forward currency exchange contracts	219,289
Interest and dividends receivable	172,925
Receivable for capital stock sold	10,165

Total assets	162,576,085

LIABILITIES
Options written, at value (premiums received $20,440)	28,653
Payable for collateral received on securities loaned	28,576,155
Payable for investment securities purchased and foreign currency transactions	957,870
Payable for capital stock redeemed	361,401
Unrealized depreciation of forward currency exchange contracts	355,643
Advisory fee payable	77,931
Distribution fee payable	18,086
Administrative fee payable	11,209
Transfer Agent fee payable	143
Accrued expenses	94,130

Total liabilities	30,481,221

NET ASSETS	$132,094,864

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,976
Additional paid-in capital	194,331,453
Distributions in excess of net investment income	(172,224)
Accumulated net realized loss on investment and foreign currency transactions	(72,343,404)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,271,063

$132,094,864

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,231,004	2,382,654	$16.88
B	$91,863,860	5,593,589	$16.42

(a)	Includes securities on loan with a value of $28,237,837 (see Note E).

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $59,234)	$1,270,642
Affiliated issuers	55,087
Interest	94
Securities lending income	1,196,399

	2,522,222

EXPENSES
Advisory fee (see Note B)	1,041,640
Distribution fee—Class B	242,265
Transfer agency—Class A	2,938
Transfer agency—Class B	6,763
Custodian	127,789
Audit	70,962
Administrative	45,432
Legal	32,166
Printing	29,136
Directors’ fees	4,177
Miscellaneous	14,327

Total expenses	1,617,595

Net investment income	904,627

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(13,712,028	)(a)
Options written	127,456
Foreign currency transactions	(90,157)
Net change in unrealized appreciation/depreciation of:
Investments	29,522,343	(b)
Options written	(8,213)
Foreign currency denominated assets and liabilities	186,385

Net gain on investment and foreign currency transactions	16,025,786

NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,930,413

(a)	Net of foreign capital gains taxes of $85,823.

(b)	Net of decrease in accrued foreign capital gains taxes of $27,316.

See notes to financial statements.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$904,627		$(124,157)
Net realized gain (loss) on investment and foreign currency transactions	(13,674,729)		13,521,716
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,700,515		(59,060,629)

Net increase (decrease) in net assets from operations	16,930,413		(45,663,070)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(340,972)
Class B	–0	–	(451,814)
CAPITAL STOCK TRANSACTIONS
Net decrease	(26,013,414)		(20,317,543)

Total decrease	(9,083,001)		(66,773,399)
NET ASSETS
Beginning of period	141,177,865		207,951,264

End of period (including distributions in excess of net investment income of ($172,224) and ($981,241), respectively)	$132,094,864		$141,177,865

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$43,619,681		$2,974,157		$–0	–	$46,593,838
Financials	5,315,870		13,093,069		–0	–	18,408,939
Consumer Discretionary	7,485,484		9,562,001		–0	–	17,047,485
Health Care	13,772,881		633,496		–0	–	14,406,377
Energy	11,106,054		1,410,759		–0	–	12,516,813
Materials	5,805,933		3,795,203		–0	–	9,601,136
Industrials	5,572,186		3,320,501		–0	–	8,892,687
Consumer Staples	1,995,289		–0	–	–0	–	1,995,289
Telecommunication Services	603,029		1,192,760		–0	–	1,795,789
Options Purchased—Calls	–0	–	180,984		–0	–	180,984
Short-Term Investments	–0	–	765,436		–0	–	765,436
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	28,576,155		–0	–	–0	–	28,576,155

Total Investments in Securities	123,852,562		36,928,366	+	–0	–	160,780,928

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AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$219,289	$–0	–	$219,289
Liabilities:
Forward Currency Exchange Contracts	–0	–	(355,643)	–0	–	(355,643)
Call Options Written	–0	–	(28,653)	–0	–	(28,653)

Total^	$123,852,562		$36,763,359	$–0	–	$160,615,921

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $2,097,693 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,432.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $457,410, of which $1,009 and $5,069, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$209,430,398		$234,047,725
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and written option transactions) are as follows:

Cost	$155,597,629

Gross unrealized appreciation	$16,090,602
Gross unrealized depreciation	(10,907,303)

Net unrealized appreciation	$5,183,299

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

“Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2012, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended December 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	6,490		148,078
Options expired	(2,840)		(82,013)
Options bought back	(1,825)		(45,625)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/12	1,825		$20,440

Documentation governing the Portfolio's OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio's counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $327,429. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $327,429 would be required to be posted by the Portfolio.

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$219,289	Unrealized depreciation of forward currency exchange contracts	$355,643
Equity contracts	Investments in securities, at value	180,984
Equity contracts			Options written, at value	28,653

Total		$400,273		$384,296

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AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(35,345)	$185,259
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,506,239)	981,688
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	127,456	(8,213)

Total		$(1,414,128)	$1,158,734

The following table represents the volume of the Portfolio's derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$33,009,032
Average principal amount of sale contracts	$3,224,336	(a)
Purchased Options:
Average monthly cost	$1,922,679

(a)	Positions were open five months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio's securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

restrictions of the Portfolio, and as approved by the Fund's Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $28,237,837 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $28,576,155. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $1,196,399 and $55,087 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio's transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$18,391	$151,068	$140,883	$28,576	$55

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2012		Year Ended December 31, 2011
Class A
Shares sold	206,409		221,658	$3,436,905		$4,110,058
Shares issued in reinvestment of dividends	–0	–	17,100	–0	–	340,972
Shares redeemed	(653,840)		(813,664)	(10,577,026)		(14,568,319)

Net decrease	(447,431)		(574,906)	$(7,140,121)		$(10,117,289)

Class B
Shares sold	754,582		1,166,143	$12,036,869		$21,089,035
Shares issued in reinvestment of dividends	–0	–	23,194	–0	–	451,814
Shares redeemed	(1,992,891)		(1,815,049)	(30,910,162)		(31,741,103)

Net decrease	(1,238,309)		(625,712)	$(18,873,293)		$(10,200,254)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio's investments denominated in foreign currencies, the Portfolio's positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
Distributions paid from:
Ordinary income	$–0	–	$792,786

Total taxable distributions paid	$–0	–	$792,786

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,645
Accumulated capital and other losses	(67,513,000	)(a)
Unrealized appreciation/(depreciation)	5,174,790	(b)

Total accumulated earnings/(deficit)	$(62,244,565)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $67,513,000.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $67,513,000 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 28,312,496	n/a	2016
18,800,560	n/a	2017
12,864,413	$7,535,531	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of partnership investments resulted in a net increase in distributions in excess of net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.87	$19.47	$16.73	$10.90	$20.71

Income From Investment Operations
Net investment income (a)	.13	.02	.12	.07	.00	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88	(4.52)	2.98	5.76	(9.81)
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	2.01	(4.50)	3.10	5.83	(9.81)

Less: Dividends
Dividends from net investment income	–0	–	(.10)	(.36)	–0	–	–0	–

Net asset value, end of period	$16.88	$14.87	$19.47	$16.73	$10.90

Total Return
Total investment return based on net asset value (c)*	13.52%	(23.23)%	18.93%	53.49	%†	(47.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,231	$42,094	$66,302	$65,358	$39,933
Ratio to average net assets of:
Expenses	.99%	.94%	.99	%(d)	1.00%	.93%
Net investment income	.83%	.10%	.69	%(d)	.52%	.00	%(e)
Portfolio turnover rate	152%	163%	117%	215%	141%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.50	$18.99	$16.34	$10.67	$20.31

Income From Investment Operations
Net investment income (loss) (a)	.09	(.03)	.07	.04	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.83	(4.40)	2.90	5.63	(9.60)
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.92	(4.43)	2.97	5.67	(9.64)

Less: Dividends
Dividends from net investment income	–0	–	(.06)	(.32)	–0	–	–0	–

Net asset value, end of period	$16.42	$14.50	$18.99	$16.34	$10.67

Total Return
Total investment return based on net asset value (c)*	13.24%	(23.41)%	18.58%	53.14	%†	(47.46)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,864	$99,084	$141,649	$141,536	$84,880
Ratio to average net assets of:
Expenses	1.24%	1.19%	1.24	%(d)	1.25%	1.18%
Net investment income (loss)	.58%	(.14)%	.44	%(d)	.27%	(.24)%
Portfolio turnover rate	152%	163%	117%	215%	141%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.07%, 0.04%, 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio's performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Thematic Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

24

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and
Amy P. Raskin(2), Vice President	Chief Financial Officer
Catherine D. Wood(2), Vice President	Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Thematic Growth Investment Team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)

Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.

		101	None

Garry L. Moody, ## 60 (2008)

Independent Consultant, Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		101	None

27

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND (continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)

Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

28

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Amy P. Raskin 41	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Catherine D. Wood 57	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Vadim Zlotnikov 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$157.2	Global Thematic Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.

4	Jones v. Harris at 1427.

30

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,179 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Global Thematic Growth Portfolio	Class A 0.94 Class B 1.19	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:6

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$157.2	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.527%	0.750%

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[8]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[9]
Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Portfolio.12

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio	0.750	0.797	4/10

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and seven VIP Global Core funds (“GLCE”).

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

32

AllianceBernstein Variable Products Series Fund

Because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio. 15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio	0.937	0.948	5/10	0.898	19/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $321,442 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,011,881 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

34

AllianceBernstein Variable Products Series Fund

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	Fund	PG Median	PU Median	PG Rank	PU Rank
Global Thematic Growth Portfolio[25]
1 year	–13.09	–0.41	–3.32	3/3	11/11
3 year	22.07	24.54	24.66	3/3	9/10
5 year	0.94	0.94	0.94	2/3	5/9
10 year	1.88	6.28	6.60	3/3	8/8

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

23	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending December 31, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[25]	–13.09	22.07	0.94	1.88	4.56	23.46	0.12	10
MSCI AC World Index	–1.49	23.71	0.07	5.72	N/A	17.50	0.30	10
MSCI World (Net) Index[29]	–1.69	22.66	–0.59	5.04	5.32	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Portfolio expects to invest in readily marketable fixed income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2012.

The Portfolio outperformed its benchmark for the annual period ended December 31, 2012, driven by positive sector and security selection. Within the Portfolio’s sector weighting, an underweight to Treasuries and agency mortgages, as well as an overweight to commercial mortgage-backed securities (“CMBS”) and investment-grade corporates were all significant positives. Exposure to high yield also added to returns. Investment-grade corporate security selection, particularly within the Portfolio’s bank holdings, was a significant contributor. Within the Portfolio’s country allocation, opportunistic exposure to Mexico helped performance.

Derivatives were utilized during the annual period, including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. Yield curve positioning was positive, helped by an overweight in the intermediate area of the curve. Credit default swaps were utilized for investment purposes, which had an immaterial impact on performance. The Portfolio also utilized currency forwards for both hedging and investment purposes. Overall currency positioning did not have a meaningful impact; the Portfolio’s short position in the Japanese yen and long position in the Mexican peso contributed positively, but was offset by a short in the euro and Canadian dollar, as well as a long position in the Norwegian krone.

MARKET REVIEW AND INVESTMENT STRATEGY

Volatility continued during the first half of 2012, as markets remained correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Swings between “risk-on” and “risk off” reflected uncertainty created by the protracted sovereign debt crisis in Europe, the looming fiscal policy crisis in the U.S., and questions as to whether economies such as China and Brazil were headed for a hard or soft economic landing.

Global risk aversion eased in the second half of 2012, prompted by positive global central bank policy initiatives. Investors, already buoyed by the U.S. Federal Reserve’s extension of its quantitative easing program in the third quarter, took heart from similar actions by the Bank of Japan and official rate cuts by a number of central banks, including the Reserve Bank of Australia. The approval of a new austerity package by Greece’s parliament appeared to reduce Greece’s risk of being forced out of the European Union, while the outcomes of leadership selection processes in the U.S. and China added to an improved sense of political certainty. Although broader uncertainties persisted, these developments appeared to have given investors a greater sense of clarity regarding short-term risks.

For the annual period, as measured by the benchmark, credit sectors outperformed government securities and spreads continued to narrow. Within the high-grade fixed-income market, investment grade corporates and CMBS provided strong returns. Higher-risk assets outperformed during the year as risk aversion eased and investors were willing to reach for yield. As a result, high-yield corporates

1

AllianceBernstein Variable Products Series Fund

provided solid returns. Treasuries and agency mortgages lagged.

The U.S. Investment Grade Core Fixed Income Team (the “Team”) continued to maintain a moderate level of risk in the Portfolio, largely focused on its well-diversified overweight in investment-grade corporate debt. Despite the recent narrowing of spreads, corporate bonds remained fairly valued, in the Team’s view. Corporate (non-financial) fundamentals continued to exhibit mid- to late-cycle behavior in the U.S., where revenue growth is still positive but the rate of growth has been decelerating, primarily due to macroeconomics. Despite a weaker growth environment, corporate supply and demand dynamics remain favorable, in the Team’s view. The Portfolio was also overweight in select CMBS, where fundamentals are favorable in the Team’s view, and underweight Treasuries and agency mortgages.

2

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged BC U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers.

These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Intermediate Bond Portfolio Class A**	6.05%	6.50%	5.08%
AllianceBernstein Intermediate Bond Portfolio Class B**	5.79%	6.24%	4.82%
BC U.S. Aggregate Bond Index	4.21%	5.95%	5.18%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2012 by 0.05%. Includes the Adviser’s reimbursement in respect to the Lehman Bankruptcy Claim, which contributed to the Portfolio’s performance for the annual period ended December 31, 2012 by 0.38%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.65% and 0.90% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the BC U.S. Aggregate Bond Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.50	$3.63	0.71%
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.61	0.71%

Class B
Actual	$1,000	$1,030.50	$4.90	0.96%
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.88	0.96%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$31,797,085	27.4%
Mortgage Pass-Throughs	27,471,120	23.7
Governments—Treasuries	15,115,585	13.0
Asset-Backed Securities	12,273,423	10.6
Commercial Mortgage-Backed Securities	8,742,030	7.5
Agencies	7,172,955	6.2
Corporates—Non-Investment Grades	2,114,426	1.8
Quasi-Sovereigns	1,877,852	1.6
Collateralized Mortgage Obligations	553,439	0.5
Governments—Sovereign Bonds	413,100	0.4
Local Governments—Municipal Bonds	288,940	0.3
Preferred Stocks	118,782	0.1
Other**	84,559	0.1
Short-Term Investments	7,882,146	6.8

Total Investments	$115,905,442	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Common Stocks, Governments—Sovereign Agencies and Warrants.

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CORPORATES–INVESTMENT GRADES–29.3%
INDUSTRIAL–13.8%
BASIC–1.3%
Alcoa, Inc. 5.40%, 4/15/21		U.S.$	180	$187,346
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20			250	258,015
Dow Chemical Co. (The)
4.125%, 11/15/21			85	93,120
5.25%, 11/15/41			80	89,225
7.60%, 5/15/14			35	38,212
8.55%, 5/15/19			86	116,106
International Paper Co.
4.75%, 2/15/22			65	73,550
7.95%, 6/15/18			196	253,394
Vale SA 5.625%, 9/11/42			285	309,396

				1,418,364

CAPITAL GOODS–0.6%
ADT Corp. (The) 3.50%, 7/15/22(a)			47	45,712
Embraer SA 5.15%, 6/15/22			82	89,790
Owens Corning 6.50%, 12/01/16(b)			160	179,786
Republic Services, Inc. 5.25%, 11/15/21			150	176,790
5.50%, 9/15/19			160	189,479

				681,557

COMMUNICATIONS– MEDIA–3.0%
CBS Corp.
3.375%, 3/01/22			226	234,989
5.75%, 4/15/20			83	99,387
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22			280	423,321
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.50%, 3/01/16			95	100,644
3.80%, 3/15/22			165	170,223
4.75%, 10/01/14			160	170,835
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)			305	332,450
News America, Inc. 4.50%, 2/15/21			300	342,733
Omnicom Group, Inc. 3.625%, 5/01/22			103	107,297
Reed Elsevier Capital, Inc. 8.625%, 1/15/19			250	322,349
	Principal Amount (000)			U.S. $ Value

TCI Communications, Inc. 7.875%, 2/15/26	U.S.$		115	$161,639
Time Warner Entertainment Co. LP 8.375%, 3/15/23			326	460,762
WPP Finance UK 8.00%, 9/15/14			315	348,340

				3,274,969

COMMUNICATIONS– TELECOMMUNICATIONS–1.3%
American Tower Corp. 5.05%, 9/01/20			260	291,577
AT&T, Inc.
4.30%, 12/15/42(a)			31	31,135
4.45%, 5/15/21			177	204,410
British Telecommunications PLC 2.00%, 6/22/15			215	221,024
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)			320	341,596
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	27	28,290
Telecom Italia Capital SA 6.375%, 11/15/33		U.S.$	40	40,300
Telefonica Emisiones SAU 5.462%, 2/16/21			120	127,950
United States Cellular Corp. 6.70%, 12/15/33			80	83,939

				1,370,221

CONSUMER CYCLICAL–AUTOMOTIVE–0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18			460	507,581
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)			250	273,021

				780,602

CONSUMER CYCLICAL–ENTERTAINMENT–0.5%
Time Warner, Inc. 7.625%, 4/15/31			325	447,422
Viacom, Inc. 5.625%, 9/15/19			60	71,719

				519,141

CONSUMER CYCLICAL– OTHER–0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13			372	373,999

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CONSUMER CYCLICAL–RETAILERS–0.4%
Kohl’s Corp. 3.25%, 2/01/23	U.S.$		103	$100,009
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			290	309,102

				409,111

CONSUMER NON-CYCLICAL–1.6%
Ahold Finance USA LLC 6.875%, 5/01/29			290	370,038
Bunge Ltd. Finance Corp. 5.10%, 7/15/15			206	223,021
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)			350	360,195
Kroger Co. (The) 3.40%, 4/15/22			206	213,038
Laboratory Corp. of America Holdings 2.20%, 8/23/17			31	31,820
Reynolds American, Inc. 3.25%, 11/01/22			127	127,571
Tyson Foods, Inc. 4.50%, 6/15/22			290	313,929
Watson Pharmaceuticals, Inc. 3.25%, 10/01/22			100	102,085

				1,741,697

ENERGY–2.4%
Anadarko Petroleum Corp. 6.45%, 9/15/36			124	155,343
Encana Corp. 3.90%, 11/15/21			375	407,303
Marathon Petroleum Corp. 3.50%, 3/01/16			50	53,225
5.125%, 3/01/21			209	245,960
Nabors Industries, Inc. 9.25%, 1/15/19			254	335,800
Noble Energy, Inc. 8.25%, 3/01/19			238	311,929
Noble Holding International Ltd. 4.90%, 8/01/20			32	35,992
Phillips 66 4.30%, 4/01/22(a)			320	358,018
Transocean, Inc. 2.50%, 10/15/17			126	127,326
Valero Energy Corp. 6.125%, 2/01/20			177	215,229
Weatherford International Ltd./Bermuda
5.125%, 9/15/20			95	104,689
6.00%, 3/15/18			12	13,711
9.625%, 3/01/19			190	247,881

				2,612,406

TECHNOLOGY–0.8%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$		64	$73,381
Baidu, Inc. 2.25%, 11/28/17			220	221,364
Hewlett-Packard Co. 4.65%, 12/09/21			162	162,630
Motorola Solutions, Inc. 7.50%, 5/15/25			25	31,517
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			300	311,789
Xerox Corp. 8.25%, 5/15/14			71	77,446

				878,127

TRANSPORTATION– AIRLINES–0.3%
Southwest Airlines Co.
5.25%, 10/01/14			210	223,500
5.75%, 12/15/16			75	84,819

				308,319

TRANSPORTATION– SERVICES–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)			310	317,522
Con-way, Inc. 6.70%, 5/01/34			71	75,562
Ryder System, Inc.
5.85%, 11/01/16			116	131,384
7.20%, 9/01/15			108	123,689

				648,157

				15,016,670

FINANCIAL INSTITUTIONS–11.1%
BANKING–7.0%
Bank of America Corp.
5.00%, 5/13/21			60	68,499
5.875%, 2/07/42			298	371,781
Series L
5.65%, 5/01/18			350	407,205
Barclays Bank PLC
6.625%, 3/30/22(a)		EUR	180	279,868
7.625%, 11/21/22		U.S.$	280	279,650
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14			450	489,002
Citigroup, Inc. 8.50%, 5/22/19			200	268,927
Compass Bank 5.50%, 4/01/20			250	247,830
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22			280	286,730
DNB Bank ASA 3.20%, 4/03/17(a)			310	330,169

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Fifth Third Bancorp 3.50%, 3/15/22	U.S.$		121	$126,817
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22			165	195,065
6.00%, 6/15/20			395	469,344
HSBC Holdings PLC
4.00%, 3/30/22			320	350,357
5.10%, 4/05/21			194	229,091
ING Bank NV 2.00%, 9/25/15(a)			280	281,167
JPMorgan Chase & Co.
4.40%, 7/22/20			305	344,297
4.50%, 1/24/22			25	28,281
Series 1
7.90%, 4/30/18			74	83,843
Macquarie Group Ltd. 4.875%, 8/10/17(a)			232	250,493
Morgan Stanley
Series G
5.50%, 7/24/20–7/28/21			273	308,506
6.625%, 4/01/18			295	347,680
National Capital Trust II 5.486%, 3/23/15(a)			122	122,135
National Westminster Bank PLC 6.50%, 9/07/21		GBP	50	85,706
Nationwide Building Society 6.25%, 2/25/20(a)		U.S.$	230	271,640
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			44	51,761
Santander US Debt SAU 2.991%, 10/07/13(a)			300	300,507
Societe Generale SA 2.50%, 1/15/14(a)			205	207,079
UBS AG/Stamford CT 7. 625%, 8/17/22			250	276,134
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)			190	193,919
Vesey Street Investment Trust I 4.404%, 9/01/16			98	105,749

				7,659,232

FINANCE–0.5%
General Electric Capital Corp. 4.65%, 10/17/21			127	144,912
SLM Corp.
7.25%, 1/25/22			95	104,737
Series A
5.375%, 5/15/14			248	259,287

				508,936

INSURANCE–2.7%
Allstate Corp. (The) 6.125%, 5/15/37	U.S.$		237	$246,480
American International Group, Inc.
4.875%, 6/01/22			75	85,622
6.40%, 12/15/20			215	266,772
Coventry Health Care, Inc. 6.30%, 8/15/14			280	302,457
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)			164	221,868
Hartford Financial Services Group, Inc.
4.00%, 3/30/15			85	89,818
5.50%, 3/30/20			200	232,375
Humana, Inc.
6.30%, 8/01/18			50	58,092
7.20%, 6/15/18			85	104,816
Lincoln National Corp. 8.75%, 7/01/19			113	151,114
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)			110	166,105
MetLife, Inc.
7.717%, 2/15/19			109	142,900
10.75%, 8/01/39			85	128,350
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)			225	316,593
Prudential Financial, Inc. 5.625%, 6/15/43			185	191,715
WellPoint, Inc. 3.30%, 1/15/23			101	103,626
XL Group PLC 5.25%, 9/15/14			110	117,132

				2,925,835

OTHER FINANCE–0.3%
ORIX Corp. 4.71%, 4/27/15			283	302,925

REITS–0.6%
HCP, Inc. 5.375%, 2/01/21			278	316,574
Health Care REIT, Inc. 5.25%, 1/15/22			275	306,226

				622,800

				12,019,728

UTILITY–3.9%
ELECTRIC–1.5%
Constellation Energy Group, Inc. 5.15%, 12/01/20			64	73,160
FirstEnergy Corp. Series C 7.375%, 11/15/31			220	284,149
MidAmerican Energy Holdings Co. 6.125%, 4/01/36			260	328,209

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	240	$294,503
Pacific Gas & Electric Co. 4.50%, 12/15/41		125	134,002
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	242,984
TECO Finance, Inc.
4.00%, 3/15/16		95	101,573
5.15%, 3/15/20		120	139,576
Union Electric Co. 6.70%, 2/01/19		45	56,764

			1,654,920

NATURAL GAS–2.4%
DCP Midstream LLC 5.35%, 3/15/20(a)		108	119,196
Energy Transfer Partners LP 7.50%, 7/01/38		336	434,532
Enterprise Products Operating LLC 5.20%, 9/01/20		55	65,649
EQT Corp. 8.125%, 6/01/19		154	190,625
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		321	343,231
4.15%, 3/01/22		89	96,430
ONEOK, Inc. 4.25%, 2/01/22		310	336,837
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	331,673
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	251,892
Williams Cos., Inc. (The) 3.70%, 1/15/23		181	182,566
Williams Partners LP 5.25%, 3/15/20		173	199,288

			2,551,919

			4,206,839

NON CORPORATE SECTORS–0.5%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.5%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		215	240,800
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20		275	313,048

			553,848

Total Corporates–Investment Grades (cost $28,431,346)			31,797,085

MORTGAGE PASS- THROUGHS–25.3%
AGENCY FIXED RATE 30-YEAR–20.8%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39	U.S.$	2,249	$2,413,104
Series 2005 5.50%, 1/01/35		2,572	2,795,683
Series 2007 5.50%, 7/01/35		100	108,936
Federal National Mortgage Association
3.00%, TBA		1,585	1,660,783
3.50%, TBA		2,420	2,580,041
4.00%, 1/01/41–12/01/41		3,791	4,069,111
4.50%, TBA		1,105	1,193,616
5.50%, 5/01/38–6/01/38		1,168	1,270,710
6.00%, TBA		55	60,070
6.00%, 5/01/31–7/01/39		1,230	1,346,363
Series 2002 7.00%, 3/01/32		18	21,336
Series 2003 5.00%, 11/01/33		95	103,450
5.50%, 4/01/33–7/01/33		341	374,711
Series 2004 5.50%, 4/01/34–11/01/34		310	340,248
6.00%, 9/01/34		173	191,911
Series 2005 4.50%, 8/01/35		276	298,818
5.00%, 10/01/35		746	807,962
5.50%, 2/01/35		379	416,653
Series 2006 5.00%, 2/01/36		150	163,116
Series 2007 4.50%, 9/01/35–8/01/37		373	404,726
5.00%, 7/01/36		119	128,928
Series 2008 6.00%, 3/01/37		1,224	1,348,709
Series 2010 6.00%, 2/01/40–4/01/40		415	453,716
Government National Mortgage Association Series 1994 9.00%, 9/15/24		2	1,640

			22,554,341

AGENCY FIXED RATE 15-YEAR–3.9%
Federal National Mortgage Association
3.00%, TBA		1,240	1,308,781
4.50%, TBA		915	984,197
4.50%, 6/01/26		1,772	1,914,052

			4,207,030

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

AGENCY ARMS–0.6%
Federal Home Loan Mortgage Corp. 2.384%, 11/01/35(b)	U.S.$		223	$237,034
Federal National Mortgage Association
Series 2003 2.81%, 12/01/33(d)			162	172,648
Series 2007 2.34%, 3/01/34(d)			282	300,067

				709,749

Total Mortgage Pass-Throughs (cost $26,532,430)				27,471,120

GOVERNMENTS–TREASURIES–13.9%
UNITED STATES–13.9%
U.S. Treasury Bonds
2.75%, 8/15/42			165	159,328
3.00%, 5/15/42			680	692,750
4.50%, 2/15/36			1,160	1,526,669
4.625%, 2/15/40			2,935	3,965,461
U.S. Treasury Notes
1.00%, 8/31/16			7,925	8,076,066
1.625%, 11/15/22			703	695,311

Total Governments–Treasuries (cost $13,983,678)				15,115,585

ASSET-BACKED SECURITIES–11.3%
AUTOS–FIXED RATE–6.1%
Ally Auto Receivables Trust
Series 2012-1, Class A2 0.71%, 9/15/14			218	218,731
Series 2012-5, Class A2 0.45%, 7/15/15			165	164,983
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)			340	342,331
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class A2 1.19%, 8/08/15			93	93,807
Series 2012-3, Class A3 0.96%, 1/09/17			355	357,151
Series 2012-4, Class A2 0.49%, 4/08/16			420	420,133
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)			210	214,219
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			245	247,523
CarMax Auto Owner Trust
Series 2011-3, Class A3 1.07%, 6/15/16			176	176,792

Series 2012-1, Class A3 0.89%, 9/15/16	U.S.$		160	$161,085
Exeter Automobile Receivables Trust
Series 2012-1A, Class A 2.02%, 8/15/16(a)			152	153,010
Series 2012-2A, Class A 1.30%, 6/15/17(a)			242	242,911
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)		CAD	478	481,822
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14		U.S.$	289	289,164
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18			100	99,817
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16			640	640,282
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17			195	195,646
Mercedes-Benz Master Owner Trust 2012-A Series 2012-AA, Class A 0.79%, 11/15/17(a)			218	217,696
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)			356	356,390
Nissan Auto Lease Trust
Series 2012-A, Class A2A 0.68%, 7/15/14			263	263,419
Series 2012-B, Class A2A 0.45%, 6/15/15			141	140,970
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)			455	456,878
Santander Drive Auto Receivables Trust
Series 2012-3, Class A3 1.08%, 4/15/16			325	327,186
Series 2012-6, Class A2 0.47%, 9/15/15			125	125,003
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15			185	185,010

				6,571,959

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CREDIT CARDS–FIXED RATE–2.6%
American Express Credit Account Master Trust
Series 2012-2, Class A 0.68%, 3/15/18	U.S.$		620	$622,083
Series 2012-5, Class A 0.59%, 5/15/18			325	325,024
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/16/24			280	278,785
Discover Card Master Trust
Series 2012-A1, Class A1 0.81%, 8/15/17			224	225,689
Series 2012-A3, Class A3 0.86%, 11/15/17			300	301,945
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18			320	319,810
GE Capital Credit Card Master Note Trust
Series 2012-6, Class A 1.36%, 8/17/20			300	304,231
Series 2012-7, Class A 1.76%, 9/15/22			260	260,052
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21			190	192,099

				2,829,718

AUTOS–FLOATING RATE–1.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.609%, 9/15/17(a)(b)			303	302,574
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.909%, 2/15/17(a)(b)			430	442,467
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.701%, 6/20/17(b)			485	487,175

				1,232,216

OTHER ABS–FIXED RATE–0.6%
CNH Equipment Trust
Series 2010-C, Class A3 1.17%, 5/15/15			99	99,650
Series 2012-A, Class A3 0.94%, 5/15/17			241	242,924
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15			155	156,048

GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		U.S.$	161	$161,060

				659,682

CREDIT CARDS–FLOATING RATE– 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.909%, 2/15/17(a)(b)			320	322,050
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.779%, 3/18/14(a)(b)			335	335,690

				657,740

HOME EQUITY LOANS–FIXED RATE–0.2%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			56	57,335
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33			130	128,538

				185,873

HOME EQUITY LOANS–FLOATING RATE–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.335%, 12/25/32(b)			63	58,519
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.471%, 1/20/35(b)			80	77,716

				136,235

Total Asset-Backed Securities (cost $12,242,988)				12,273,423

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.1%
NON-AGENCY FIXED RATE CMBS–7.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47			455	517,516
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.803%, 5/15/46			330	388,862

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.254%, 4/10/37	U.S.$	235	$185,275
Series 2007-GG9, Class A4 5.444%, 3/10/39		585	673,757
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		300	317,004
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		545	612,524
Series 2007-LD11, Class A4 5.812%, 6/15/49		550	641,382
Series 2007-LD12, Class AM 6.002%, 2/15/51		165	184,597
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		256	267,583
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.533%, 6/15/29		830	881,941
Series 2006-C1, Class A4 5.156%, 2/15/31		1,240	1,384,373
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		276	281,207
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,295,846
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		280	282,092
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45		179	184,516

			8,098,475

NON-AGENCY FLOATING RATE CMBS–0.6%
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46(d)		634	643,555

Total Commercial Mortgage-Backed Securities (cost $7,934,276)			8,742,030

AGENCIES–6.6%
AGENCY DEBENTURES–6.6%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22	U.S.$	1,606	$1,677,748
Federal National Mortgage Association 6.25%, 5/15/29		1,670	2,399,107
6.625%, 11/15/30		80	121,840
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		3,365	2,974,260

Total Agencies (cost $6,411,803)			7,172,955

CORPORATES–NON-INVESTMENT GRADES–2.0%

INDUSTRIAL–1.2%
BASIC–0.3%
Basell Finance Co. BV 8.10%, 3/15/27(a)		85	113,475
LyondellBasell Industries NV 5.75%, 4/15/24		200	235,000

			348,475

CAPITAL GOODS–0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		190	201,400
Ball Corp. 5.00%, 3/15/22		195	208,650

			410,050

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(e)(f)(g)		55	0

CONSUMER CYCLICAL –OTHER–.3%
Host Hotels & Resorts LP 5.25%, 3/15/22		125	136,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		190	201,875

			338,750

CONSUMER CYCLICAL–RETAILERS–0.1%
Dollar General Corp. 4.125%, 7/15/17		50	52,500

ENERGY–0.1%
Cimarex Energy Co. 5.875%, 5/01/22		93	101,835

			1,251,610

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–0.7%
BANKING–0.5%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	125	$136,539
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	270	273,375
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		175	181,125

			591,039

OTHER FINANCE–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	162,560

			753,599

UTILITY–0.1%
ELECTRIC–0.1%
CMS Energy Corp. 5.05%, 3/15/22		98	109,217

Total Corporates–Non-Investment Grades (cost $1,784,542)			2,114,426

QUASI-SOVEREIGNS–1.7%
QUASI-SOVEREIGN BONDS–1.7%
INDONESIA–0.4%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		360	406,800

KAZAKHSTAN–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		212	263,940

MALAYSIA–0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		420	498,490

SOUTH KOREA–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		310	325,222

UNITED ARAB EMIRATES–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		360	383,400

Total Quasi-Sovereigns (cost $1,656,512)			1,877,852

COLLATERALIZED MORTGAGE OBLIGATIONS–0.5%
NON-AGENCY FIXED RATE–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.737%, 5/25/35		157	149,757

	Principal Amount (000)		U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.918%, 7/25/36	U.S.$	283	$177,292

			327,049

NON-AGENCY FLOATING RATE–0.2%
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.866%, 2/25/47(b)		245	182,947

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.748%, 5/28/35		50	43,443

Total Collateralized Mortgage Obligations (cost $735,219)			553,439

GOVERNMENTS–SOVEREIGN BONDS–0.4%
QATAR–0.4%
Qatar Government International Bond 4.50%, 1/20/22(a) (cost $356,547)		360	413,100

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
California GO
7.625%, 3/01/40 (cost $203,307)		200	288,940
		Shares
PREFERRED STOCKS–0.1%

FINANCIAL INSTITUTIONS–0.1%
REITS – 0.1%
Sovereign Real Estate Investment Trust 12.00% (a) (cost $87,658)		93	118,782

		Principal Amount (000)
GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $71,180)	U.S.$	70	82,099

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Shares		U.S. $ Value

COMMON STOCKS–0.0%
Greektown Superholdings, Inc.(e)(f)(g)		41	$2,460
Voyager Learning Exchange(e)(f)(g)		70,000	0

Total Common Stocks (cost $4)			2,460

WARRANTS–0.0%
Talon Equity Co. NV, expiring 11/15/24(e)(f)(g) (cost $0)		47	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–7.3%
TIME DEPOSIT–4.4%
State Street Time Deposit 0.01%, 1/02/13 (cost $4,765,957)	U.S.$	4,766	4,765,957

TREASURY BILL–2.9%
Japan Treasury Discount Bill Series 321 Zero Coupon, 2/12/13 (cost $3,277,735)	JPY	270,000	$3,116,189

Total Short-Term Investments (cost $8,043,692)			7,882,146

TOTAL INVESTMENTS–106.9% (cost $108,475,182)			115,905,442

Other assets less liabilities–(6.9)%			(7,438,169)

NET ASSETS–100.0%			$108,467,273

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	10	March 2013	$ 2,203,926	$ 2,204,687	$ (761)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholselale	JPY	87,864	USD	1,042	2/08/13	$27,781
Citibank NA	EUR	1,198	USD	1,569	1/17/13	(12,625)
Citibank NA	JPY	270,000	USD	3,279	2/12/13	161,644
Goldman Sachs Capital Markets LP	USD	604	EUR	462	1/17/13	5,847
Royal Bank of Canada	CAD	1,075	USD	1,090	1/31/13	10,454
Royal Bank of Scotland PLC	USD	1,128	MXN	14,636	1/10/13	4,031
State Street Bank & Trust Co.	GBP	59	USD	94	1/17/13	(874)
State Street Bank & Trust Co.	JPY	5,592	USD	65	2/08/13	401

						$196,659

16

AllianceBernstein Variable Products Series Fund

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(28,564)
JPMorgan Chase Bank, NA	1,520	2/7/22	2.043%	3 Month LIBOR	(60,375)

					$(88,939)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	1.22%	$80	$(825)	$(5,239)	$4,414
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.51	270	(6,363)	(8,966)	2,603

				$(7,188)	$(14,205)	$7,017

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $13,433,273 or 12.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2012.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2012.

(d)	Variable rate coupon, rate shown as of December 31, 2012.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	Non-income producing security.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $108,475,182)	$115,905,442
Cash	2,250	(a)
Interest receivable	723,063
Unrealized appreciation of forward currency exchange contracts	210,158
Receivable for capital stock sold	13,092
Unrealized appreciation on credit default swap contracts	7,017
Receivable for investment securities sold	4,402

Total assets	116,865,424

LIABILITIES
Due to custodian	1,170
Payable for investment securities purchased	8,053,456
Payable for capital stock redeemed	124,777
Unrealized depreciation on interest rate swap contracts	88,939
Advisory fee payable	38,890
Premium received on credit default swap contracts	14,205
Unrealized depreciation of forward currency exchange contracts	13,499
Administrative fee payable	11,208
Distribution fee payable	5,831
Transfer Agent fee payable	134
Accrued expenses	46,042

Total liabilities	8,398,151

NET ASSETS	$108,467,273

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,845
Additional paid-in capital	94,847,624
Undistributed net investment income	3,196,442
Accumulated net realized gain on investment and foreign currency transactions	2,783,606
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	7,630,756

	$108,467,273

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$79,104,411	6,432,870	$12.30
B	$29,362,862	2,412,522	$12.17

(a)	An amount of $2,250 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2012.

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$4,014,773
Dividends	19,341

4,034,114

EXPENSES
Advisory fee (see Note B)	537,093
Distribution fee—Class B	78,314
Transfer agency—Class A	5,164
Transfer agency—Class B	1,883
Custodian	134,615
Audit	50,992
Administrative	44,915
Legal	34,459
Printing	19,242
Directors’ fees	4,191
Miscellaneous	8,765

Total expenses	919,633

Net investment income	3,114,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,222,933 (a)
Futures contracts	11,608
Swap contracts	(293,102)
Foreign currency transactions	(156,538)
Net change in unrealized appreciation/depreciation of:
Investments	1,075,751
Futures contracts	1,610
Swap contracts	27,027
Foreign currency denominated assets and liabilities and other assets	(45,388)

Net gain on investment and foreign currency transactions	3,843,901

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,958,382

(a)	Includes reimbursement from Advisor of $457,758 (see Note B).

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,114,481	$4,962,166
Net realized gain on investment and foreign currency transactions	2,784,901	4,100,096
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	1,059,000	277,835

Net increase in net assets from operations	6,958,382	9,340,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,744,770)	(5,325,732)
Class B	(1,288,079)	(1,547,372)
Net realized gain on investment transactions
Class A	(2,543,861)	(406,275)
Class B	(934,628)	(125,758)
CAPITAL STOCK TRANSACTIONS
Net decrease	(29,981,256)	(20,557,001)

Total decrease	(31,534,212)	(18,622,041)
NET ASSETS
Beginning of period	140,001,485	158,623,526

End of period (including undistributed net investment income of $3,196,442 and $5,119,003, respectively)	$108,467,273	$140,001,485

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.
Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

22

AllianceBernstein Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grades	$–0	–	$31,797,085		$–0	–	$31,797,085
Mortgage Pass-Throughs	–0	–	27,471,120		–0	–	27,471,120
Governments—Treasuries	–0	–	15,115,585		–0	–	15,115,585
Asset-Backed Securities	–0	–	11,291,633		981,790		12,273,423
Commercial Mortgage-Backed Securities	–0	–	7,730,776		1,011,254		8,742,030
Agencies	–0	–	7,172,955		–0	–	7,172,955
Corporates—Non-Investment Grades	–0	–	2,114,426		–0	–^	2,114,426
Quasi-Sovereigns	–0	–	1,877,852		–0	–	1,877,852
Collateralized Mortgage Obligations	–0	–	43,443		509,996		553,439
Governments—Sovereign Bonds	–0	–	413,100		–0	–	413,100
Local Governments—Municipal Bonds	–0	–	288,940		–0	–	288,940
Preferred Stocks	–0	–	118,782		–0	–	118,782
Governments—Sovereign Agencies	–0	–	82,099		–0	–	82,099
Common Stocks	–0	–	–0	–	2,460		2,460
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	4,765,957		–0	–	4,765,957
Treasury Bill	–0	–	3,116,189		–0	–	3,116,189

Total Investments in Securities	–0	–	113,399,942		2,505,500		115,905,442
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	–0	–	210,158		–0	–	210,158
Credit Default Swap Contracts	–0	–	7,017		–0	–	7,017
Liabilities:
Futures Contracts	(761)		–0	–	–0	–	(761	) #
Forward Currency Exchange Contracts	–0	–	(13,499)		–0	–	(13,499)
Interest Rate Swap Contracts	–0	–	(88,939)		–0	–	(88,939)

Total**	$(761)		$113,514,679		$2,505,500		$116,019,418

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades^
Balance as of 12/31/11	$1,028,906		$1,587,514		$–0	–
Accrued discounts/(premiums)	138		15,983		–0	–
Realized gain (loss)	(155,175)		71,682		–0	–
Change in unrealized appreciation/depreciation	205,333		32,096		–0	–
Purchases	241,114		776,499		–0	–
Sales	(338,526)		(296,441)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3 +	–0	–	(1,176,079)		–0	–

Balance as of 12/31/12	$981,790		$1,011,254		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12 *	$49,855		$84,125		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^
Balance as of 12/31/11	$776,784		$2,870		$–0	–
Accrued discounts/(premiums)	8		–0	–	–0	–
Realized gain (loss)	(280,993)		–0	–	–0	–
Change in unrealized appreciation/depreciation	451,426		(410)		–0	–
Purchases	–0	–	–0	–	–0	–
Sales	(437,229)		–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/12	$509,996		$2,460		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12 *	$141,417		$(410)		$–0	–

	Total
Balance as of 12/31/11	$3,396,074
Accrued discounts/(premiums)	16,129
Realized gain (loss)	(364,486)
Change in unrealized appreciation/depreciation	688,445
Purchases	1,017,613
Sales	(1,072,196)
Transfers in to Level 3	–0	–
Transfers out of Level 3	(1,176,079)

Balance as of 12/31/12	$2,505,500

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12 *	$274,987

^	The Portfolio held a security with zero market value at period end.

+	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

24

AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio’s material categories of Level 3 investments at December 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/2012	Valuation Technique	Unobservable Input	Range
Asset-backed Securities	$981,790	Third Party Vendor	Evaluated Quotes	$92.17-$102.57
Commercial Mortgage-Backed Securities	$1,011,254	Third Party Vendor	Evaluated Quotes	$78.84-$116.62
Corporates–Non-Investment Grade	$0	Qualitative Assessment		$0.00
Collateralized Mortgage Obligations	$509,996	Third Party Vendor	Evaluated Quotes	$62.63-$95.61
Common Stock	$2,460	Indicative Market Quotations	Broker Quote	$60.00
	$0	Qualitative Assessment		$0.00
Warrants	$0	Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,915.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $217, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations was subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim was not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby

26

AllianceBernstein Variable Products Series Fund

realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $457,758 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $457,758.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,788,539	$33,459,696
U.S. government securities	98,609,499	123,720,017

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$108,477,255

Gross unrealized appreciation	$7,879,325
Gross unrealized depreciation	(451,138)

Net unrealized appreciation	$7,428,187

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract,

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2012, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

28

AllianceBernstein Variable Products Series Fund

Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2012, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2012, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2012, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $350,000, with net unrealized appreciation of $7,017, and terms of less than 5 years, as reflected in the portfolio of investments.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $95,302. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $95,302 would be required to be posted by the Portfolio.

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$210,158	Unrealized depreciation of forward currency exchange contracts	$13,499
Credit contracts	Unrealized appreciation on credit default swap contracts	7,017
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	88,939
Interest rate contracts			Receivable/Payable for variation margin on futures contracts	761	*

Total		$217,175		$103,199

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(6,266)	$194,199
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(296,923)	115,966
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	3,821	(88,939)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	11,608	1,610

Total		$(287,760)	$222,836

30

AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,898,354	(a)
Average principal amount of sale contracts	$6,373,441

Credit Default Swap Contracts:
Average notional amount of buy contracts	$7,051,433	(b)
Average notional amount of sale contracts	$305,000	(c)

Interest Rate Swap Contracts:
Average notional amount	$3,181,139

Futures Contracts:
Average original value of buy contracts	$1,472,458	(d)
Average original value of sale contracts	$2,898,300

(a)	Positions were open eleven months during the year.

(b)	Positions were open one month during the year.

(c)	Positions were open six months during the year.

(d)	Positions were open two months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2012, the Portfolio earned drop income of $84,842 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2012, the Portfolio had no transactions in reverse repurchase agreements.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	218,065	326,624	$2,741,087	$4,048,336
Shares issued in reinvestment of dividends and distributions	524,053	473,329	6,288,631	5,732,006
Shares redeemed	(2,767,258)	(1,998,010)	(34,849,164)	(24,835,417)

Net decrease	(2,025,140)	(1,198,057)	$(25,819,446)	$(15,055,075)

Class B
Shares sold	138,136	297,861	$1,715,485	$3,645,115
Shares issued in reinvestment of dividends and distributions	186,939	139,311	2,222,707	1,673,131
Shares redeemed	(649,880)	(882,320)	(8,100,002)	(10,820,172)

Net decrease	(324,805)	(445,148)	$(4,161,810)	$(5,501,926)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk— Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

32

AllianceBernstein Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$5,421,309	$6,977,197
Net long-term capital gains	3,090,029	427,940

Total taxable distributions paid	$8,511,338	$7,405,137

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,433,496
Undistributed net capital gain	1,720,228	(a)
Unrealized appreciation/(depreciation)	7,457,080	(b)

Total accumulated earnings/(deficit)	$13,610,804

(a)	As of December 31, 2012, the Portfolio had cumulative deferred losses on straddles of $5,881.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of Treasury inflation-protected securities, reclassifications of foreign currency, paydown gains/losses and consent fees, and the tax treatment of swaps resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

34

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.54	$12.39	$11.98	$10.50	$11.78

Income From Investment Operations
Net investment income (a)	.33	.42	.48	.52	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.38	.60	1.37	(1.22)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.73	.80	1.08	1.89	(.71)

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.60)	(.67)	(.41)	(.57)
Distributions from net realized gain on investment transactions	(.39)	(.05)	–0	–	–0	–	–0	–

Total dividends and distributions	(.97)	(.65)	(.67)	(.41)	(.57)

Net asset value, end of period	$12.30	$12.54	$12.39	$11.98	$10.50

Total Return
Total investment return based on net asset value (c)	6.05	%*†	6.64%	9.20	%*	18.51	%*	(6.38	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,104	$106,028	$119,599	$129,647	$129,111
Ratio to average net assets of:
Expenses	.70%	.65%	.68	%(d)	.69%	.64%
Net investment income	2.67%	3.42%	3.90	%(d)	4.69%	4.72%
Portfolio turnover rate	116%	108%	94%	102%	106%

See footnote summary on page 36.

35

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.41	$12.26	$11.86	$10.40	$11.67

Income From Investment Operations
Net investment income (a)	.30	.39	.44	.49	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.37	.60	1.36	(1.21)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.70	.76	1.04	1.85	(.73)

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.56)	(.64)	(.39)	(.54)
Distributions from net realized gain on investment transactions	(.39)	(.05)	–0	–	–0	–	–0	–

Total dividends and distributions	(.94)	(.61)	(.64)	(.39)	(.54)

Net asset value, end of period	$12.17	$12.41	$12.26	$11.86	$10.40

Total Return
Total investment return based on net asset value (c)	5.79	%*†	6.38%	8.93	%*	18.20	%*	(6.59	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,363	$33,973	$39,025	$41,341	$40,929
Ratio to average net assets of:
Expenses	.96%	.90%	.93	%(d)	.94%	.89%
Net investment income	2.43%	3.17%	3.64	%(d)	4.44%	4.47%
Portfolio turnover rate	116%	108%	94%	102%	106%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2012, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.04%, 0.01% and 0.09%, respectively.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim with contributed to the Portfolio’s performance by .38% for the year ended December 31, 2012.

See notes to financial statements.

36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

37

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

38

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

39

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

40

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

41

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Shawn E. Keegan 41	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2008.

Alison M. Martier 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Greg J. Wilensky 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

42

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

43

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2012 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Portfolio lagged the Index in the 1-year and the since inception periods and outperformed the Index in all other periods. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of the following portfolios of the Fund: AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

44

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 4 basis points impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was essentially the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

45

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on September 30, 2012.

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2012 Net Assets ($MM)
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$112.6

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $63,482 (0.04% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent semi-annual period:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.70% Class B 0.95%	December 31 (ratio as of June 30, 2012)

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2012 net assets.6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

47

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$112.6	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.280	0.450

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2012 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2012 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc. – Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%
Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2012 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.280%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

48

AllianceBernstein Variable Products Series Fund

Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.11

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.649	0.646	8/14	0.604	22/30

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Most recently completed fiscal year Class A share total expense ratio.

49

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has more favorable ranking on a management fee basis than on a total expense basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, ABI received $87,163 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $342,017 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $500,000 in 2011 and expects to pay approximately $500,000 in 2012 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,310 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from

14	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2011.

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AllianceBernstein Variable Products Series Fund

2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	6.51	7.16	7.51	7/7	14/14
3 year	8.85	8.47	8.24	2/7	4/14
5 year	6.84	6.44	6.51	3/7	5/12
10 year	5.44	5.40	5.40	3/7	5/12

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

20	The Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

51

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 24

	Periods Ending July 31, 2012 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Intermediate Bond Portfolio	6.51	8.85	6.85	5.44	5.75	4.53	0.77	10
Barclays Capital U.S. Government Bond Index	7.56	5.81	6.54	5.23	6.15	4.39	0.77	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology, telecommunications, healthcare, financial services, infrastructure, energy and natural resources, and consumer groups.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net), for the one-, five- and 10-year periods ended December 31, 2012.

The Portfolio rose in absolute terms yet underperformed both benchmarks during the annual period, with stock selection driving the deficit. Sector positioning and currency exposure were both positive. Stock selection in financials and an underweight exposure to that sector undercut relative performance, as did stock selection in the consumer discretionary sector. In terms of currency selection, an underweight to the Japanese yen detracted; in addition, an underweight to the telecom sector detracted. During the annual period, the Portfolio utilized derivatives in the form of contract forwards for hedging and investment purposes, which detracted from performance; the Portfolio did not utilize leverage.

MARKET REVIEW AND INVESTMENT STRATEGY

The behavior of global financial markets during the reporting period ended December 31, 2012 was largely driven by the actions of key policy makers and central bankers. The willingness of political leaders to address the structural flaws of the euro area—along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank—lifted market confidence for much of 2012. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s moribund economy was regaining momentum. However, financial markets, especially in the U.S., came under pressure in the last three months of 2012 as a weak third quarter corporate earnings season and protracted “fiscal cliff” negotiations brought about by political dysfunction, took its toll.

With an eye toward the medium- and long-term outlooks, the International Growth Portfolio Oversight Group (the “Team”) continued to identify stocks, which have, in the Team’s view, high growth rates, healthy returns on equity and valuations that do not adequately factor in upside potential. The Team continued to be focused on investments that were more resilient to the economic cycle, possessing what the Team’s analysis suggests to be longer-term growth fundamentals.

1

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged MSCI World (ex-U.S.) Index nor the unmanaged MSCI AC World (ex-U.S.) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein International Growth Portfolio Class A	15.54%	-4.76%	9.74%
AllianceBernstein International Growth Portfolio Class B	15.23%	-4.99%	9.46%
MSCI AC World (ex-U.S.) Index (net)	16.83%	-2.89%	9.74%
MSCI World (ex-U.S.) Index (net)	16.41%	-3.43%	8.60%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94% and 1.19% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmarks, the MSCI AC World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,120.50	$5.17	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,020.26	$4.93	0.97%

Class B
Actual	$1,000	$1,119.40	$6.50	1.22%
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.19	1.22%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
British American Tobacco PLC	$6,204,762	4.0%
Anheuser-Busch InBev NV	4,918,710	3.1
Samsung Electronics Co., Ltd.	4,870,751	3.1
Nestle SA	4,676,128	3.0
Partners Group Holding AG	4,476,329	2.9
Prudential PLC	3,415,032	2.2
AIA Group Ltd.	3,321,409	2.1
Roche Holding AG	3,222,767	2.1
Aberdeen Asset Management PLC	2,802,068	1.8
Nissan Motor Co., Ltd.	2,681,556	1.7

	$40,589,512	26.0%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$30,576,922	19.6%
Consumer Staples	25,114,121	16.1
Consumer Discretionary	22,030,831	14.2
Industrials	17,001,421	10.9
Information Technology	16,479,087	10.6
Health Care	13,859,780	8.9
Energy	10,623,892	6.8
Materials	10,232,077	6.6
Utilities	2,457,321	1.6
Short-Term Investments	7,264,420	4.7

Total Investments	$155,639,872	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$35,456,638	22.8%
Switzerland	17,084,243	11.0
France	13,449,676	8.6
Japan	8,482,301	5.4
China	8,028,344	5.2
Belgium	6,487,427	4.2
Hong Kong	6,482,983	4.2
Germany	6,193,463	4.0
South Korea	6,145,173	3.9
India	6,031,117	3.9
South Africa	4,649,340	3.0
Canada	4,540,888	2.9
Russia	3,966,338	2.5
Other	21,377,521	13.7
Short-Term Investments	7,264,420	4.7

Total Investments	$155,639,872	100.0%

*	All data are as of December 31, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.3% or less in the following countries: Brazil, Denmark, Finland, Indonesia, Ireland, Italy, Netherlands, Singapore, Sweden, Taiwan, Thailand and United States.

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.4%

FINANCIALS–19.5%
CAPITAL MARKETS–6.5%
Aberdeen Asset Management PLC	465,660	$2,802,068
Azimut Holding SpA	65,765	946,406
Partners Group Holding AG	19,363	4,476,329
UBS AG(a)	129,810	2,031,380

		10,256,183

COMMERCIAL BANKS–6.0%
Bangkok Bank PCL (NVDR)	163,500	1,051,200
Bank Mandiri Persero Tbk PT	2,911,000	2,458,962
HSBC Holdings PLC	207,781	2,201,806
Itausa-Investimentos Itau SA (Preference Shares)	153,155	724,821
Sberbank of Russia (Sponsored ADR)	100,854	1,266,726
United Overseas Bank Ltd.	102,000	1,673,212

		9,376,727

CONSUMER FINANCE–0.3%
Muthoot Finance Ltd.	127,610	482,351

DIVERSIFIED FINANCIAL SERVICES–1.4%
FirstRand Ltd.	246,320	906,398
IG Group Holdings PLC	168,948	1,243,415

		2,149,813

INSURANCE–4.3%
AIA Group Ltd.	837,400	3,321,409
Prudential PLC	239,360	3,415,032

		6,736,441

THRIFTS & MORTGAGE FINANCE–1.0%
Housing Development Finance Corp.	103,230	1,575,407

		30,576,922

CONSUMER STAPLES–16.1%
BEVERAGES–4.4%
Anheuser-Busch InBev NV	56,482	4,918,710
Pernod-Ricard SA	17,040	1,976,997

		6,895,707

FOOD & STAPLES RETAILING–1.4%
Brazil Pharma SA	77,400	544,352
Olam International Ltd.(b)	319,262	410,101
Raia Drogasil SA	44,000	495,765
Tsuruha Holdings, Inc.	8,600	678,228

		2,128,446

FOOD PRODUCTS–4.7%
Danone SA	40,676	$2,679,416
Nestle SA	71,672	4,676,128

		7,355,544

HOUSEHOLD PRODUCTS–1.6%
Reckitt Benckiser Group PLC	39,850	2,529,662

TOBACCO–4.0%
British American Tobacco PLC	122,057	6,204,762

		25,114,121

CONSUMER DISCRETIONARY–14.1%
AUTO COMPONENTS–0.7%
Nokian Renkaat OYJ	28,580	1,144,832

AUTOMOBILES–2.7%
Nissan Motor Co., Ltd.	282,600	2,681,556
Volkswagen AG (Preference Shares)	6,299	1,445,298

		4,126,854

DISTRIBUTORS–0.8%
Li & Fung Ltd.	680,000	1,230,638

DIVERSIFIED CONSUMER SERVICES–0.3%
Estacio Participacoes SA	25,200	513,477

HOTELS, RESTAURANTS & LEISURE–0.2%
Ajisen China Holdings Ltd.(b)	365,500	352,931

INTERNET & CATALOG RETAIL–0.7%
Rakuten, Inc.	136,700	1,066,048

MEDIA–0.8%
Naspers Ltd.	20,250	1,307,964

SPECIALTY RETAIL–3.6%
Belle International Holdings Ltd.	485,000	1,072,614
Fast Retailing Co., Ltd.	5,700	1,454,701
Hennes & Mauritz AB–Class B	35,680	1,236,562
Yamada Denki Co., Ltd.(b)	19,580	756,786
Zhongsheng Group Holdings Ltd.(b)	705,000	1,084,161

		5,604,824

TEXTILES, APPAREL & LUXURY GOODS–4.3%
Brunello Cucinelli SpA(a)	46,693	823,727
Cie Financiere Richemont SA	34,112	2,677,639
LVMH Moet Hennessy Louis Vuitton SA	12,590	2,323,575
Samsonite International SA	409,000	858,322

		6,683,263

		22,030,831

INDUSTRIALS–10.9%
AEROSPACE & DEFENSE–1.2%
Safran SA	41,960	1,817,159

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.6%
Aggreko PLC	31,990	$912,949

CONSTRUCTION & ENGINEERING–1.7%
Larsen & Toubro Ltd.	49,630	1,471,614
Samsung Engineering Co., Ltd.	8,180	1,274,422

		2,746,036

ELECTRICAL EQUIPMENT–1.0%
Schneider Electric SA	22,010	1,612,028

INDUSTRIAL CONGLOMERATES–1.0%
Bidvest Group Ltd.	59,068	1,511,177

MACHINERY–1.3%
Komatsu Ltd.	71,900	1,844,982
Melrose Industries PLC	33,916	124,581

		1,969,563

PROFESSIONAL SERVICES–2.8%
Experian PLC	147,788	2,381,887
Intertek Group PLC	39,580	2,010,533

		4,392,420

TRADING COMPANIES & DISTRIBUTORS–1.3%
Wolseley PLC	42,663	2,040,089

		17,001,421

INFORMATION TECHNOLOGY–10.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Hon Hai Precision Industry Co., Ltd.	257,400	796,735

INTERNET SOFTWARE & SERVICES–3.8%
Baidu, Inc. (Sponsored ADR)(a)	21,180	2,124,142
Mail.ru Group Ltd. (GDR)(c)	34,430	1,198,219
Tencent Holdings Ltd.	78,300	2,561,794

		5,884,155

IT SERVICES–1.0%
Tata Consultancy Services Ltd.	66,280	1,524,545

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.0%
ASML Holding NV	21,576	1,383,747
Samsung Electronics Co., Ltd.	3,390	4,870,751

		6,254,498

SOFTWARE–0.7%
SAP AG	14,797	1,189,865

		15,649,798

HEALTH CARE–8.9%
HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Cie Generale d’Optique Essilor International SA	12,490	$1,259,707
Elekta AB	46,520	725,360
Shandong Weigao Group Medical Polymer Co., Ltd.–Class H	504,000	505,710

		2,490,777

PHARMACEUTICALS–7.3%
Aspen Pharmacare Holdings Ltd.(a)	46,141	923,801
Bayer AG	15,097	1,439,677
Novo Nordisk A/S–Class B	10,691	1,740,887
Pharmstandard OJSC (GDR)(a)(c)	29,380	492,703
Roche Holding AG	15,940	3,222,767
Shire PLC	83,611	2,571,968
Sun Pharmaceutical Industries Ltd.	72,230	977,200

		11,369,003

		13,859,780

ENERGY–6.8%
ENERGY EQUIPMENT & SERVICES–2.4%
Schlumberger Ltd.	27,590	1,911,711
Technip SA	15,400	1,780,794

		3,692,505

OIL, GAS & CONSUMABLE FUELS–4.4%
Africa Oil Corp.(a)(b)	52,430	372,349
China Shenhua Energy Co., Ltd.–Class H	312,000	1,399,606
Genel Energy PLC(a)	71,360	916,590
NovaTek OAO (Sponsored GDR)(c)	8,263	1,008,690
Ophir Energy PLC(a)	84,090	694,908
Tullow Oil PLC	57,168	1,191,804
Ultrapar Participacoes SA	59,600	1,347,440

		6,931,387

		10,623,892

MATERIALS–6.5%
CHEMICALS–3.1%
Croda International PLC	44,960	1,757,263
Linde AG	12,110	2,118,623
Potash Corp. of Saskatchewan, Inc.	24,430	994,195

		4,870,081

METALS & MINING–3.4%
First Quantum Minerals Ltd.	83,420	1,837,471
Franco-Nevada Corp.	23,420	1,336,873
Kenmare Resources PLC(a)	1,211,986	618,935

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

Umicore SA		28,330	$1,568,717

			5,361,996

			10,232,077

UTILITIES–1.6%
MULTI-UTILITIES–1.6%
National Grid PLC		214,250	2,457,321

Total Common Stocks (cost $122,285,858)			147,546,163

WARRANTS–0.5%
INFORMATION TECHNOLOGY–0.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c) (cost $824,312)		271,898	829,289

RIGHTS–0.0%
CONSUMER STAPLES–0.0%
FOOD & STAPLES RETAILING–0.0%
Olam International Ltd.(a)(e) (cost $0)		99,929	–0	–

SHORT-TERM INVESTMENTS–4.7%
TIME DEPOSIT–4.7%
State Street Time Deposit 0.01%, 1/02/13 (cost $7,264,420)	U.S.$	7,264	$7,264,420

Total Investments Before Security Lending Collateral for Securities Loaned–99.6% (cost $130,374,590)			155,639,872

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.5%
INVESTMENT COMPANIES–1.5%
AllianceBernstein Exchange Reserves–Class I, 0.13%(d) (cost $2,330,529)		2,330,529	2,330,529

TOTAL INVESTMENTS–101.1% (cost $132,705,119)			157,970,401
Other assets less liabilities–(1.1)%			(1,665,392)

NET ASSETS–100.0%			$156,305,009

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	CHF	11,938	USD	12,640	2/15/13	$(422,768)
Barclays Bank PLC Wholesale	USD	2,142	NZD	2,640	2/15/13	33,673
BNP Paribas SA	USD	4,195	NZD	4,985	2/15/13	(86,256)
Credit Suisse London Branch (GFX)	GBP	7,698	USD	12,299	2/15/13	(204,543)
Credit Suisse London Branch (GFX)	USD	10,132	AUD	9,802	2/15/13	14,780
Credit Suisse London Branch (GFX)	GBP	2,544	USD	4,098	2/19/13	(33,580)
Deutsche Bank AG London	JPY	436,199	USD	5,223	2/15/13	186,805
Goldman Sachs Capital Markets LP	USD	1,143	AUD	1,089	2/15/13	(16,000)
HSBC Bank USA	CAD	5,587	USD	5,595	2/15/13	(16,351)
Morgan Stanley & Co., Inc.	USD	2,400	EUR	1,833	2/15/13	20,677
Royal Bank of Canada	USD	2,621	CAD	2,615	2/15/13	5,692
Royal Bank of Scotland PLC	CHF	1,626	USD	1,730	2/15/13	(49,322)
Royal Bank of Scotland PLC	GBP	376	USD	607	2/15/13	(3,971)
Royal Bank of Scotland PLC	NOK	2,059	USD	358	2/15/13	(12,014)
Royal Bank of Scotland PLC	USD	7,812	NOK	44,970	2/15/13	266,785
Royal Bank of Scotland PLC	USD	7,635	SEK	51,273	2/15/13	241,874
Royal Bank of Scotland PLC	USD	5,813	EUR	4,479	2/19/13	101,080
Standard Chartered Bank	HKD	36,718	USD	4,738	2/19/13	331

10

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	879	USD	952	2/15/13	$(9,428)
State Street Bank & Trust Co.	JPY	24,496	USD	293	2/15/13	10,454
State Street Bank & Trust Co.	USD	309	JPY	24,496	2/15/13	(25,814)
State Street Bank & Trust Co.	USD	1,954	HKD	15,141	2/19/13	222

						$2,326

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $3,528,901 or 2.3% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Fair valued by the Adviser.

Currency Abbreviations:

AUD—Australian Dollar
CAD—Canadian Dollar
CHF—Swiss Franc
EUR—Euro
GBP—Great British Pound
HKD—Hong Kong Dollar
JPY—Japanese Yen
NOK—Norwegian Krone
NZD—New Zealand Dollar
SEK—Swedish Krona
USD—United States Dollar
Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non Voting Depositary Receipt
OJSC—Open Joint Stock Company

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $130,374,590)	$155,639,872	(a)
Affiliated issuers (cost $2,330,529—investment of cash collateral for securities loaned)	2,330,529
Foreign currencies, at value (cost $488,498)	490,210
Unrealized appreciation of forward currency exchange contracts	882,373
Dividends and interest receivable	389,967
Receivable for investment securities sold	145,276
Receivable for capital stock sold	10,464

Total assets	159,888,691

LIABILITIES
Payable for collateral received on securities loaned	2,330,529
Unrealized depreciation of forward currency exchange contracts	880,047
Payable for capital stock redeemed	165,982
Advisory fee payable	92,138
Distribution fee payable	11,577
Administrative fee payable	11,213
Payable for foreign currency transactions	2,939
Transfer Agent fee payable	131
Accrued expenses and other liabilities	89,126

Total liabilities	3,583,682

NET ASSETS	$156,305,009

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,159
Additional paid-in capital	188,531,632
Undistributed net investment income	1,159,976
Accumulated net realized loss on investment and foreign currency transactions	(58,657,867)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,262,109

	$156,305,009

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$97,610,689	5,698,219	$17.13
B	$58,694,320	3,460,893	$16.96

(a)	Includes securities on loan with a value of $2,229,062 (see Note E).

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $258,350)	$3,387,753
Affiliated issuers	7,307
Interest	421
Securities lending income	99,943

	3,495,424

EXPENSES
Advisory fee (see Note B)	1,134,380
Distribution fee—Class B	149,521
Transfer agency—Class A	4,678
Transfer agency—Class B	2,937
Custodian	127,916
Audit	59,979
Administrative	44,879
Printing	42,956
Legal	26,518
Directors’ fees	4,187
Miscellaneous	21,846

Total expenses	1,619,797

Net investment income	1,875,627

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(1,591,178	)(a)
Foreign currency transactions	(100,766)
Net change in unrealized appreciation/depreciation of:
Investments	22,568,744	(b)
Foreign currency denominated assets and liabilities	(810,437)

Net gain on investment and foreign currency transactions	20,066,363

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,941,990

(a)	Net of foreign capital gains taxes of $5,633.

(b)	Net of increase in accrued foreign capital gains taxes of $21,277.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,875,627		$2,573,318
Net realized gain (loss) on investment and foreign currency transactions	(1,691,944)		1,719,878
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,758,307		(33,949,194)
Contributions from Adviser (see Note B)	–0	–	23,222

Net increase (decrease) in net assets from operations	21,941,990		(29,632,776)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,435,331)		(3,419,977)
Class B	(854,155)		(1,907,699)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,581,357)		(17,023,668)

Total increase (decrease)	7,071,147		(51,984,120)
NET ASSETS
Beginning of period	149,233,862		201,217,982

End of period (including undistributed net investment income of $1,159,976 and $1,321,302, respectively)	$156,305,009		$149,233,862

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$2,473,898		$28,103,024	$–0	–	$30,576,922
Consumer Staples	3,719,533		21,394,588	–0	–	25,114,121
Consumer Discretionary	513,477		21,517,354	–0	–	22,030,831
Industrials	–0	–	17,001,421	–0	–	17,001,421
Information Technology	2,475,352		13,174,446	–0	–	15,649,798
Health Care	1,218,063		12,641,717	–0	–	13,859,780
Energy	3,298,685		7,325,207	–0	–	10,623,892
Materials	4,168,539		6,063,538	–0	–	10,232,077

16

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Utilities	$–0	–	$2,457,321		$–0	–	$2,457,321
Warrants	–0	–	–0	–	829,289		829,289
Rights	–0	–	–0	–	–0	–*	–0	–
Short-Term Investments	–0	–	7,264,420		–0	–	7,264,420
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,330,529		–0	–	–0	–	2,330,529

Total Investments in Securities	20,198,076		136,943,036+		829,289		157,970,401
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts	–0	–	882,373		–0	–	882,373
Liabilities:
Forward Currency Exchange Contracts	–0	–	(880,047)		–0	–	(880,047)

Total^	$20,198,076		$136,945,362		$829,289		$157,972,727

*	The Portfolio held securities with zero market value at period end.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio's foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $1,812,667 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Rights*		Total
Balance as of 12/31/11	$765,226		$–0	–	$765,226
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	(7,523)		–0	–	(7,523)
Change in unrealized appreciation/depreciation	182,018		–0	–	182,018
Purchases	826		–0	–	826
Sales	(111,258)		–0	–	(111,258)
Transfers into Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/12	$829,289		$0		$829,289

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12**	$182,018		$–0	–	$182,018

*	The Portfolio held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio's financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio's respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance

18

AllianceBernstein Variable Products Series Fund

with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2011, the Adviser reimbursed the Portfolio $23,222 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,879.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $213,153, of which $0 and $3,063, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$75,922,892		$92,486,291
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$133,125,231

Gross unrealized appreciation	28,795,011
Gross unrealized depreciation	(3,949,841)

Net unrealized appreciation	$24,845,170

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $714,694. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $714,694 would be required to be posted by the Portfolio.

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$882,373	Unrealized depreciation of forward currency exchange contracts	$880,047

Total		$882,373		$880,047

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(195,521)	$(822,117)

Total		$(195,521)	$(822,117)

20

AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$55,802,081
Average principal amount of sale contracts	$55,986,710

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio's securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $2,229,062 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,330,529. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $99,943 and $7,307 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio's transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$514	$67,239	$65,422	$2,331	$7

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	727,229	280,915	$11,579,918	$4,924,201
Shares issued in reinvestment of dividends	89,262	183,771	1,435,331	3,419,977
Shares redeemed	(1,145,926)	(1,296,842)	(18,320,349)	(22,010,446)

Net decrease	(329,435)	(832,156)	$(5,305,100)	$(13,666,268)

Class B
Shares sold	383,318	598,049	$6,088,165	$10,061,521
Shares issued in reinvestment of dividends	53,585	103,398	854,154	1,907,699
Shares redeemed	(882,162)	(900,547)	(14,218,576)	(15,326,620)

Net decrease	(445,259)	(199,100)	$(7,276,257)	$(3,357,400)

NOTE G : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio's investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

22

AllianceBernstein Variable Products Series Fund

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,289,486	$5,327,676

Total taxable distributions paid	$2,289,486	$5,327,676

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,348,013
Accumulated capital and other losses	(58,424,018	)(a)
Unrealized appreciation/(depreciation)	24,840,224	(b)

Total accumulated earnings/(deficit)	$(32,235,781)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $58,424,018.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $58,424,018 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$7,176,740	n/a	2016
42,501,075	n/a	2017
8,477,391	$268,812	No expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J : Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.08	$18.42	$16.66	$12.52	$24.89

Income From Investment Operations
Net investment income (a)	.21	.26	.18	.22	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.12	(3.08)	1.92	4.59	(12.35)
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.33	(2.82)	2.10	4.81	(11.97)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.52)	(.34)	(.67)	–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.40)

Total dividends and distributions	(.28)	(.52)	(.34)	(.67)	(.40)

Net asset value, end of period	$17.13	$15.08	$18.42	$16.66	$12.52

Total Return
Total investment return based on net asset value (c)	15.54%	(15.85)%	12.89%	39.58%	(48.85	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,611	$90,912	$126,339	$124,335	$80,458
Ratio to average net assets of:
Expenses	.97%	.94%	.93	%(d)	.99%	.98%
Net investment income	1.33%	1.53%	1.08	%(d)	1.55%	1.93%
Portfolio turnover rate	52%	66%	104%	118%	90%

See footnote summary on page 25.

24

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.93	$18.24	$16.51	$12.41	$24.73

Income From Investment Operations
Net investment income (a)	.18	.22	.14	.18	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08	(3.06)	1.89	4.55	(12.23)
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.26	(2.84)	2.03	4.73	(11.92)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.47)	(.30)	(.63)	–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.40)

Total dividends and distributions	(.23)	(.47)	(.30)	(.63)	(.40)

Net asset value, end of period	$16.96	$14.93	$18.24	$16.51	$12.41

Total Return
Total investment return based on net asset value (c)	15.23%	(16.04)%	12.61%	39.24%	(48.96	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,694	$58,322	$74,879	$72,604	$45,309
Ratio to average net assets of:
Expenses	1.22%	1.19%	1.18	%(d)	1.24%	1.23%
Net investment income	1.11%	1.27%	.83	%(d)	1.28%	1.63%
Portfolio turnover rate	52%	66%	104%	118%	90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

26

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2012.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2012, $135,253 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,562,974.

27

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert Alster(2), Vice President William A. Johnston(2), Vice President Daniel C. Roarty(2), Vice President	Tassos M. Stassopoulos(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Growth sector heads, with oversight by the Adviser’s International Growth Investment Advisory members. Messrs. Robert Alster, William A. Johnston, Daniel C. Roarty and Tassos M. Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

28

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert Alster 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

William A. Johnston 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Daniel C. Roarty 41	Vice President	Senior Vice President of the Adviser** and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2008.

Tassos M. Stassopoulos 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

32

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$160.2	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,911 (0.03% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth	Class A 0.94%	December 31
Portfolio	Class B 1.19%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:4

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$160.2	International Research Growth AC Schedule	0.575%	0.750%
		85 bp on first $25m
		65 bp on next $25m
		55 bp on next $50m
		45 bp on the balance
		Minimum account size $25m

3	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
International Growth Portfolio	0.750	0.924	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.941	1.083	3/12	1.001	13/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

5	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.
6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.
7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $169,758 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $619,002 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.11

The Portfolio effected brokerage transactions through and pais commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

11	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.
12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

36

AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

37

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 29, 2012.18

	Fund	PG Median	PU Median	PG Rank	PU Rank
International Growth Portfolio
1 year	–5.44	–2.00	–3.51	10/12	29/46
3 year	21.92	21.84	21.64	5/11	18/39
5 year	–2.36	–0.70	–0.87	9/10	27/35
10 year	9.08	7.04	6.96	4/10	7/24

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
International Growth Portfolio	–5.44	21.92	-2.36	9.08	8.13	20.96	0.43	10
MSCI AC World ex US Index (Net)	– 6.10	22.79	-0.75	7.99	N/A	19.43	0.40	10
MSCI World ex US Index (Net) [22]	– 7.86	20.38	-2.31	6.75	4.66	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

16	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.
22	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

38

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser’s Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10- year periods ended December 31, 2012.

For the annual period, the Portfolio rose in absolute terms, but underperformed its benchmark. Sector selection was the main source of underperformance, owing to an overweight in the energy sector and an underweight in the construction & housing sector. Security selection was negative, particularly in the technology and consumer cyclicals sectors. Currency selection was positive, helped by an underweight to the Japanese yen. The Portfolio employed derivatives in the form of currency forwards, which were used for hedging and investment purposes, and contributed to performance. Futures were used for investment purposes and had an immaterial impact on performance. Purchased and written options were used for hedging purposes, which detracted and added to performance, respectively.

MARKET REVIEW AND INVESTMENT STRATEGY

The large upward move in equity markets during 2012 masked wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and progress toward a resolution of the European debt crisis. The period started on a positive note, as data released in the closing months of 2011 boosted investors’ confidence that the U.S. economy was gaining momentum. The market rebound continued into the first three months of 2012, before ending in April on renewed worries about the resiliency of the U.S. recovery and familiar concerns about the escalating euro crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank, boosted market sentiment. This led to another rally that extended into the end of the year, despite concerns over “fiscal cliff” negotiations in the U.S.

The International Value Senior Investment Management Team (the “Team”) has seen recent signs that value stocks are beginning to return to favor and remain confident that value-based, research-driven stock selection should deliver strong long-term returns. The Portfolio is focused on attractively valued opportunities, which, in the Team’s view, are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

1

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after the deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and a Note about Historical Performance continued on next page)

2

AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein International Value Portfolio Class A	14.53%	-9.42%	6.32%
AllianceBernstein International Value Portfolio Class B	14.19%	-9.64%	6.05%
MSCI EAFE Index (net)	17.32%	-3.69%	8.21%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82% and 1.07% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the MSCI EAFE Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,139.40	$4.36	0.81%
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.12	0.81%

Class B
Actual	$1,000	$1,138.00	$5.70	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.38	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BP PLC	$41,101,277	3.7%
AstraZeneca PLC	32,432,566	2.9
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	30,411,924	2.8
Roche Holding AG	27,617,942	2.5
Nippon Telegraph & Telephone Corp.	23,198,738	2.1
HSBC Holdings PLC	21,586,308	2.0
GlaxoSmithKline PLC	21,518,876	1.9
Vodafone Group PLC	20,942,137	1.9
Rio Tinto PLC	19,529,749	1.8
ING Groep NV	18,015,107	1.6

	$256,354,624	23.2%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$245,203,586	22.8%
Consumer Discretionary	162,767,611	15.1
Energy	140,440,626	13.0
Health Care	107,985,624	10.0
Materials	100,486,655	9.3
Industrials	88,231,578	8.2
Consumer Staples	70,435,526	6.5
Information Technology	63,023,238	5.9
Telecommunication Services	62,015,855	5.8
Utilities	36,752,692	3.4

Total Investments	$1,077,342,991	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$274,607,668	25.5%
Japan	264,639,903	24.6
France	93,258,108	8.7
Switzerland	71,637,598	6.6
Australia	62,556,279	5.8
Germany	56,121,395	5.2
Netherlands	55,181,333	5.1
Brazil	36,247,534	3.4
South Korea	29,986,607	2.8
Hong Kong	18,244,150	1.7
Canada	16,670,751	1.5
Italy	15,624,518	1.4
Russia	15,118,150	1.4
Norway	13,905,607	1.3
Other	53,543,390	5.0

Total Investments	$1,077,342,991	100.0%

*	All data are as of December 31, 2012. The Portfolio's country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: China, Mexico, Poland, Portugal, Singapore, South Africa, Taiwan and Turkey.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.4%

FINANCIALS–22.2%
CAPITAL MARKETS–3.7%
Credit Suisse Group AG(a)	530,770	$12,954,168
Deutsche Bank AG (REG)	232,610	10,233,631
Macquarie Group Ltd.	474,320	17,768,510

		40,956,309

COMMERCIAL BANKS–11.3%
Banco do Brasil SA	835,400	10,445,050
Banco Santander Brasil SA/Brazil (ADR)(b)	347,170	2,523,926
HSBC Holdings PLC	2,037,066	21,586,308
KB Financial Group, Inc.	236,461	8,446,121
Lloyds Banking Group PLC(a)	10,830,000	8,630,356
Mitsubishi UFJ Financial Group, Inc.(b)	3,282,900	17,764,145
National Australia Bank Ltd.	642,960	16,911,823
Societe Generale SA(a)	378,874	14,405,721
Sumitomo Mitsui Financial Group, Inc.	412,200	14,980,084
Turkiye Vakiflar Bankasi Tao–Class D	1,855,812	4,827,551
Westpac Banking Corp.	157,466	4,314,532

		124,835,617

DIVERSIFIED FINANCIAL SERVICES–2.4%
ING Groep NV(a)	1,896,730	18,015,107
ORIX Corp.	74,440	8,408,626

		26,423,733

INSURANCE–3.3%
Aegon NV	1,258,973	8,132,735
Allianz SE	40,860	5,695,760
Aviva PLC	2,145,780	13,277,966
Suncorp Group Ltd.	850,146	9,078,565

		36,185,026

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.7%
Stockland	1,978,210	7,314,463

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.8%
Evergrande Real Estate Group Ltd.(b)	9,557,000	5,390,706
New World Development Co., Ltd.	2,584,000	4,097,732

		9,488,438

		245,203,586

CONSUMER DISCRETIONARY–14.7%
AUTO COMPONENTS–4.1%
Cie Generale des Etablissements Michelin–Class B	149,090	14,285,636
GKN PLC	2,276,600	8,589,115

Magna International, Inc. (Toronto)–Class A	168,100	$8,395,705
NGK Spark Plug Co., Ltd.	323,000	4,302,787
Valeo SA	204,070	10,250,434

		45,823,677

AUTOMOBILES–7.1%
Bayerische Motoren Werke AG	150,230	14,619,028
Honda Motor Co., Ltd.	404,000	14,961,987
Kia Motors Corp.	40,200	2,137,577
Mazda Motor Corp.(a)	4,301,000	8,827,004
Nissan Motor Co., Ltd.	1,553,300	14,739,067
Renault SA	134,110	7,283,247
Volkswagen AG (Preference Shares)	67,900	15,579,579

		78,147,489

DISTRIBUTORS–0.5%
Imperial Holdings Ltd.	190,660	4,496,301
Jardine Cycle & Carriage Ltd.	22,000	876,255

		5,372,556

HOTELS, RESTAURANTS & LEISURE–0.4%
Melco Crown Entertainment Ltd. (ADR)(a)(b)	274,310	4,619,380

HOUSEHOLD DURABLES–0.4%
Sony Corp.	404,500	4,536,650

LEISURE EQUIPMENT & PRODUCTS–0.3%
Namco Bandai Holdings, Inc.	276,300	3,581,453

MEDIA–0.3%
Informa PLC	508,000	3,744,997

SPECIALTY RETAIL–1.1%
Shimamura Co., Ltd.	25,100	2,439,112
Yamada Denki Co., Ltd.(b)	247,540	9,567,664

		12,006,776

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Yue Yuen Industrial Holdings Ltd.	1,459,000	4,934,633

		162,767,611

ENERGY – 12.7%
ENERGY EQUIPMENT & SERVICES–1.3%
Seadrill Ltd.	377,440	13,905,607

OIL, GAS & CONSUMABLE FUELS–11.4%
BP PLC	5,911,380	41,101,277
China Petroleum & Chemical Corp.–Class H	5,186,000	5,970,506
ENI SpA	637,800	15,624,518
Gazprom OAO (Sponsored ADR)	828,610	8,062,375
JX Holdings, Inc.	1,255,900	7,090,519

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LUKOIL OAO (London) (Sponsored ADR)	104,530	$7,055,775
Petroleo Brasileiro SA (Sponsored ADR)	581,250	11,218,125
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	883,549	30,411,924

		126,535,019

		140,440,626

HEALTH CARE–9.7%
BIOTECHNOLOGY–1.0%
Actelion Ltd.(a)	239,190	11,445,439

PHARMACEUTICALS–8.7%
AstraZeneca PLC	684,380	32,432,566
GlaxoSmithKline PLC	988,360	21,518,876
Novartis AG	236,980	14,970,801
Roche Holding AG	136,600	27,617,942

		96,540,185

		107,985,624

MATERIALS–9.1%
CHEMICALS–3.4%
Agrium, Inc. (Toronto)	45,412	4,526,134
Arkema SA	10,056	1,055,866
Denki Kagaku Kogyo KK	773,000	2,646,584
DIC Corp.	1,449,000	2,688,675
Koninklijke DSM NV	276,565	16,855,433
OCI Co., Ltd.(b)	18,170	2,830,506
Teijin Ltd.	1,578,000	3,929,774
Ube Industries Ltd./Japan	1,168,000	2,805,806

		37,338,778

CONSTRUCTION MATERIALS–0.5%
Taiheiyo Cement Corp.	2,229,000	6,128,189

METALS & MINING–5.2%
Anglo American PLC	377,810	11,909,750
Dowa Holdings Co., Ltd.	494,000	3,197,762
Goldcorp, Inc.	101,970	3,748,912
KGHM Polska Miedz SA	106,400	6,573,082
Rio Tinto PLC	334,840	19,529,749
Vale SA (Sponsored ADR) (Local Preference Shares)	594,110	12,060,433

		57,019,688

		100,486,655

INDUSTRIALS–8.0%
AEROSPACE & DEFENSE–2.6%
European Aeronautic Defence and Space Co. NV	348,480	13,737,510
Safran SA	339,680	14,710,500

		28,448,010

AIRLINES–0.4%
Qantas Airways Ltd.(a)	2,723,070	4,264,089

BUILDING PRODUCTS–1.0%
Asahi Glass Co., Ltd.(b)	1,590,000	11,609,535

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.3%
Downer EDI Ltd.(a)	677,480	$2,904,297

ELECTRICAL EQUIPMENT–1.3%
Sumitomo Electric Industries Ltd.	1,271,500	14,697,038

INDUSTRIAL CONGLOMERATES–0.4%
Jardine Matheson Holdings Ltd.	73,600	4,592,405

MACHINERY–0.3%
IHI Corp.	1,157,000	3,000,221

ROAD & RAIL–0.7%
East Japan Railway Co.	44,600	2,884,019
Tokyu Corp.	776,000	4,371,770

		7,255,789

TRADING COMPANIES & DISTRIBUTORS–1.0%
Mitsubishi Corp.	398,900	7,680,003
Mitsui & Co., Ltd.	252,200	3,780,191

		11,460,194

		88,231,578

CONSUMER STAPLES–6.4%
BEVERAGES–0.6%
Asahi Group Holdings Ltd.	317,900	6,768,957

FOOD & STAPLES RETAILING–1.5%
Koninklijke Ahold NV	908,200	12,178,058
WM Morrison Supermarkets PLC	865,680	3,716,931

		15,894,989

FOOD PRODUCTS–0.4%
Nestle SA	71,260	4,649,248

TOBACCO–3.9%
British American Tobacco PLC	266,790	13,562,257
Imperial Tobacco Group PLC	372,100	14,426,892
Japan Tobacco, Inc.	535,700	15,133,183

		43,122,332

		70,435,526

INFORMATION TECHNOLOGY–5.7%
COMPUTERS & PERIPHERALS–1.3%
Fujitsu Ltd.	2,530,000	10,610,749
Wistron Corp.	3,742,788	3,918,295

		14,529,044

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
Hon Hai Precision Industry Co., Ltd.	906,000	2,804,358
LG Display Co., Ltd.(a)	331,780	9,785,966

		12,590,324

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OFFICE ELECTRONICS–0.7%
Konica Minolta Holdings, Inc.	1,134,000	$8,160,641

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
Advanced Semiconductor Engineering, Inc.	6,862,043	5,974,230
SK Hynix, Inc.(a)	279,050	6,786,437
Sumco Corp.(a)	404,400	3,977,852
Tokyo Electron Ltd.	158,500	7,310,216

		24,048,735

SOFTWARE–0.3%
Nintendo Co., Ltd.	34,600	3,694,494

		63,023,238

TELECOMMUNICATION SERVICES–5.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.0%
Nippon Telegraph & Telephone Corp.	551,000	23,198,738
Vivendi SA	430,616	9,738,784

		32,937,522

WIRELESS TELECOMMUNICATION SERVICES–2.6%
America Movil SAB de CV Series L (ADR)	128,340	2,969,788
NTT DoCoMo, Inc.	3,584	5,166,408
Vodafone Group PLC	8,319,405	20,942,137

		29,078,333

		62,015,855

UTILITIES–3.3%
ELECTRIC UTILITIES–1.6%
EDP–Energias de Portugal SA	3,202,830	$9,742,318
Electricite de France SA	420,410	7,790,410

		17,532,728

MULTI-UTILITIES–1.7%
E.ON SE	532,810	9,993,397
National Grid PLC	804,450	9,226,567

		19,219,964

		36,752,692

Total Investments Before Security Lending Collateral for Securities Loaned–97.4% (cost $1,003,601,561)		1,077,342,991

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.4%
INVESTMENT COMPANIES–3.4%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $38,373,448)	38,373,448	38,373,448

TOTAL INVESTMENTS–100.8% (cost $1,041,975,009)		1,115,716,439
Other assets less liabilities–(0.8)%		(9,388,577)

NET ASSETS–100.0%		$1,106,327,862

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	312	March 2013	$10,766,425	$10,769,215	$2,790

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	19,568	EUR	15,118	1/15/13	$388,605
Barclays Bank PLC Wholesale	USD	53,139	NOK	304,749	1/15/13	1,669,933
BNP Paribas SA	JPY	733,756	USD	9,205	1/15/13	734,534
BNP Paribas SA	USD	22,790	GBP	14,224	1/15/13	315,807
BNP Paribas SA	USD	55,503	SEK	369,277	1/15/13	1,264,932

10

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	EUR	11,830	USD	15,355	1/15/13	$(261,511)
Citibank NA	JPY	485,143	USD	5,762	4/17/13	157,139
Credit Suisse London Branch (GFX)	CHF	2,361	USD	2,538	1/15/13	(44,166)
Credit Suisse London Branch (GFX)	GBP	5,422	USD	8,699	1/15/13	(108,198)
Credit Suisse London Branch (GFX)	USD	80,532	EUR	62,147	1/15/13	1,507,864
Deutsche Bank AG London	USD	15,686	AUD	15,491	1/15/13	386,512
Deutsche Bank AG London	JPY	1,765,357	USD	21,150	4/17/13	756,593
Deutsche Bank AG London	USD	12,725	AUD	12,172	4/17/13	(180,251)
Goldman Sachs Capital Markets LP	AUD	19,934	USD	20,487	1/15/13	(195,070)
Goldman Sachs Capital Markets LP	GBP	14,224	USD	22,811	1/15/13	(293,973)
Goldman Sachs Capital Markets LP	USD	4,675	AUD	4,443	1/15/13	(65,597)
Goldman Sachs Capital Markets LP	USD	7,353	EUR	5,670	1/15/13	131,463
Morgan Stanley and Co., Inc.	USD	3,148	EUR	2,403	4/17/13	27,024
Royal Bank of Canada	CAD	17,766	USD	18,112	1/15/13	256,335
Royal Bank of Canada	JPY	2,919,232	USD	37,218	1/15/13	3,520,078
Royal Bank of Canada	USD	4,228	CAD	4,237	1/15/13	30,945
Royal Bank of Scotland PLC	JPY	852,631	USD	10,377	1/15/13	534,258
Royal Bank of Scotland PLC	USD	2,917	NOK	16,720	1/15/13	90,298
Royal Bank of Scotland PLC	GBP	9,253	USD	14,928	4/17/13	(97,405)
Standard Chartered Bank	HKD	169,393	USD	21,860	1/15/13	3,794
Standard Chartered Bank	JPY	5,488,497	USD	70,234	1/15/13	6,877,743
Standard Chartered Bank	USD	6,621	HKD	51,311	1/15/13	(912)
State Street Bank & Trust Co.	NOK	52,424	USD	9,112	1/15/13	(316,518)
State Street Bank & Trust Co.	SEK	18,933	USD	2,800	1/15/13	(110,429)
UBS AG	CHF	14,732	USD	15,897	1/15/13	(212,874)
Westpac Banking Corp.	USD	14,009	NZD	16,712	4/17/13	(289,769)

						$16,477,184

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,003,601,561)	$1,077,342,991	(a)
Affiliated issuers (cost $38,373,448—investment of cash collateral for securities loaned)	38,373,448
Cash	809,315	(b)
Foreign currencies, at value (cost $4,255,391)	4,257,946
Unrealized appreciation of forward currency exchange contracts	18,653,857
Receivable for investment securities sold and foreign currency transactions	8,485,426
Dividends and interest receivable	3,010,813
Receivable for capital stock sold	21,234

Total assets	1,150,955,030

LIABILITIES
Due to custodian	504,707
Payable for collateral received on securities loaned	38,373,448
Payable for capital stock redeemed	2,430,449
Unrealized depreciation of forward currency exchange contracts	2,176,673
Advisory fee payable	648,144
Distribution fee payable	206,665
Administrative fee payable	11,211
Payable for investment securities purchased and foreign currency transactions	380
Transfer Agent fee payable	127
Payable for variation margin on futures contracts	4
Accrued expenses	275,360

Total liabilities	44,627,168

NET ASSETS	$1,106,327,862

COMPOSITION OF NET ASSETS
Capital stock, at par	$86,116
Additional paid-in capital	2,175,351,041
Undistributed net investment income	1,805,358
Accumulated net realized loss on investment and foreign currency transactions	(1,161,149,304)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	90,234,651

	$1,106,327,862

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$48,029,291	3,706,478	$12.96
B	$1,058,298,571	82,409,656	$12.84

(a)	Includes securities on loan with a value of $36,840,833 (see Note E).

(b)	An amount of $809,315 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2012.

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,992,599)	$39,853,839
Affiliated issuers	77,168
Interest	7,635
Securities lending income	1,737,477

41,676,119

EXPENSES
Advisory fee (see Note B)	8,309,168
Distribution fee—Class B	2,642,116
Transfer agency—Class A	394
Transfer agency—Class B	8,413
Custodian	288,259
Printing	153,976
Audit	86,073
Legal	46,777
Administrative	44,851
Directors’ fees	4,155
Miscellaneous	40,855

Total expenses	11,625,037

Net investment income	30,051,082

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(105,924,490)
Futures contracts	2,106,088
Options written	1,246,998
Foreign currency transactions	(7,270,810)
Net change in unrealized appreciation/depreciation of:
Investments	215,172,444 (a)
Futures contracts	(135,500)
Foreign currency denominated assets and liabilities	15,017,825

Net gain on investment and foreign currency transactions	120,212,555

NET INCREASE IN NET ASSETS FROM OPERATIONS	$150,263,637

(a)	Net of decrease in accrued foreign capital gains taxes of $25,467.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$30,051,082		$29,160,097
Net realized loss on investment and foreign currency transactions	(109,842,214)		(10,266,028)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	230,054,769		(276,094,522)

Net increase (decrease) in net assets from operations	150,263,637		(257,200,453)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(757,381)		(3,148,264)
Class B	(14,270,445)		(46,818,834)
Tax return of capital
Class A	–0	–	(39,373)
Class B	–0	–	(585,535)
CAPITAL STOCK TRANSACTIONS
Net decrease	(124,195,156)		(27,178,898)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note F)	–0	–	(37,567)

Total increase (decrease)	11,040,655		(335,008,924)
NET ASSETS
Beginning of period	1,095,287,207		1,430,296,131

End of period (including undistributed net investment income of $1,805,358 and distributions in excess of net investment income of ($6,827,059), respectively)	$1,106,327,862		$1,095,287,207

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio's investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio's own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio's investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$12,968,976		$232,234,610		$–0	–	$245,203,586
Consumer Discretionary	13,015,085		149,752,526		–0	–	162,767,611
Energy	26,336,275		114,104,351		–0	–	140,440,626
Health Care	–0	–	107,985,624		–0	–	107,985,624
Materials	20,335,479		80,151,176		–0	–	100,486,655
Industrials	–0	–	88,231,578		–0	–	88,231,578
Consumer Staples	–0	–	70,435,526		–0	–	70,435,526
Information Technology	–0	–	63,023,238		–0	–	63,023,238
Telecommunication Services	2,969,788		59,046,067		–0	–	62,015,855
Utilities	–0	–	36,752,692		–0	–	36,752,692
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	38,373,448		–0	–	–0	–	38,373,448

Total Investments in Securities	113,999,051		1,001,717,388	+	–0	–	1,115,716,439
Other Financial Instruments* :
Assets:
Futures Contracts	2,790		–0	–	–0	–	2,790	#
Forward Currency Exchange Contracts	–0	–	18,653,857		–0	–	18,653,857
Liabilities:
Forward Currency Exchange Contracts	–0	–	(2,176,673)		–0	–	(2,176,673)

Total ^(a)	$114,001,841		$1,018,194,572		$–0	–	$1,132,196,413

16

AllianceBernstein Variable Products Series Fund

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio's foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(a)	An amount of $38,793,852 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio's financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio's respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,851.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $1,451,452, of which $0 and $10,923, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$448,283,711		$559,831,016
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written option transactions) are as follows:

Cost	$1,052,906,750

Gross unrealized appreciation	$135,372,049
Gross unrealized depreciation	(72,562,360)

Net unrealized appreciation	$62,809,689

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, "investment purposes"), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions".

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2012, the Portfolio held futures contracts for non-hedging purposes.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions" and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2012, the Portfolio held written options for hedging purposes.

For the year ended December 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	53,200		1,366,053
Options expired	–0	–	–0	–
Options bought back	(53,200)		(1,366,053)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/12	–0	–	$–0	–

20

AllianceBernstein Variable Products Series Fund

Documentation governing the Portfolio's OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation ("net asset contingent features"). If these levels are triggered, the Portfolio's counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $1,030,192. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $1,030,192 would be required to be posted by the Portfolio.

At December 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$18,653,857		Unrealized depreciation of forward currency exchange contracts	$2,176,673
Equity contracts	Receivable/Payable for variation margin on futures contracts	2,790	*

Total		$18,656,647			$2,176,673

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(6,901,320)	$14,889,668
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,106,088	(135,500)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,766,270)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,246,998	–0	–

Total		$(9,314,504)	$14,754,168

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio's derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$366,196,836
Average principal amount of sale contracts	$363,447,185

Futures Contracts:
Average original value of buy contracts	$11,010,667

Purchased Options:
Average monthly cost	$7,528,701	(a)

(a)	Positions were open three months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio's securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a "negative rebate" or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund's Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $36,840,833 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $38,373,448. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $1,737,477 and $77,168 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio's transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$35,009	$876,002	$872,638	$38,373	$77

22

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	524,576	1,263,722	$6,413,101	$17,627,302
Shares issued in reinvestment of dividends and distributions	60,205	251,905	757,381	3,187,638
Shares redeemed	(2,270,141)	(3,122,480)	(27,369,031)	(44,808,960)

Net decrease	(1,685,360)	(1,606,853)	$(20,198,549)	$(23,994,020)

Class B
Shares sold	7,681,424	11,078,334	$89,127,074	$146,348,238
Shares issued in reinvestment of dividends and distributions	1,144,382	3,808,040	14,270,445	47,404,368
Shares redeemed	(17,078,721)	(14,009,848)	(207,394,126)	(196,937,484)

Net increase (decrease)	(8,252,915)	876,526	$(103,996,607)	$(3,184,878)

During the year ended December 31, 2011, the Portfolio reversed a prior period accrual in the amount of $37,567 related to a third-party's settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio's statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio's investments denominated in foreign currencies, the Portfolio's positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
Distributions paid from:
Ordinary income	$15,027,826		$49,967,098
Tax return of capital	–0	–	624,908

Total distributions paid	$15,027,826		$50,592,006

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,356,300
Accumulated capital and other losses	(1,154,294,202	)(a)
Unrealized appreciation/(depreciation)	62,828,607	(b)

Total accumulated earnings/(deficit)	$(1,069,109,295)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $1,154,294,202.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $1,154,294,202 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
38,211,729	$107,447,562	No expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

24

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.50	$14.90	$14.70	$11.05	$25.14

Income From Investment Operations
Net investment income (a)	.36	.36	.27	.29	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.31	(3.19)	.39	†	3.54	(13.15)

Net increase (decrease) in net asset value from operations	1.67	(2.83)	.66	3.83	(12.61)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.56)	(.46)	(.18)	(.23)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(1.25)
Tax return of capital	–0	–	(.01)	–0	–	–0	–	–0	–

Total dividends and distributions	(.21)	(.57)	(.46)	(.18)	(1.48)

Net asset value, end of period	$12.96	$11.50	$14.90	$14.70	$11.05

Total Return
Total investment return based on net asset value (b)	14.53%	(19.25)%	4.59%	34.68%	(53.18)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$48,029	$62,003	$104,274	$179,342	$155,183
Ratio to average net assets of:
Expenses	.81%	.82%	.85	%(c)	.83%	.81%
Net investment income	2.97%	2.55%	1.94	%(c)	2.40%	2.98%
Portfolio turnover rate	41%	62%	52%	52%	36%

See footnote summary on page 26.

25

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.40	$14.77	$14.54	$10.93	$24.88

Income From Investment Operations
Net investment income (a)	.32	.31	.24	.28	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	(3.14)	.38	†	3.47	(13.02)

Net increase (decrease) in net asset value from operations	1.61	(2.83)	.62	3.75	(12.52)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.53)	(.39)	(.14)	(.18)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(1.25)
Tax return of capital	–0	–	(.01)	–0	–	–0	–	–0	–

Total dividends and distributions	(.17)	(.54)	(.39)	(.14)	(1.43)

Net asset value, end of period	$12.84	$11.40	$14.77	$14.54	$10.93

Total Return
Total investment return based on net asset value (b)	14.19%	(19.44)%	4.30%	34.36%	(53.28)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,058	$1,033	$1,326	$1,708	$1,659
Ratio to average net assets of:
Expenses	1.06%	1.07%	1.10	%(c)	1.08%	1.06%
Net investment income	2.70%	2.23%	1.73	%(c)	2.38%	2.77%
Portfolio turnover rate	41%	62%	52%	52%	36%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

27

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2012.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2012, $2,127,875 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $25,315,770.

28

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Takeo Aso(2), Vice President Sharon E. Fay(2), Vice President Avi Lavi(2), Vice President	Kevin F. Simms(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 20111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		101	None

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

32

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Takeo Aso 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Sharon E. Fay 52	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Avi Lavi 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Kevin F. Simms 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
International	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,206.9	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,186 (0.005% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.82% 1.07%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,206.9	International Value Schedule 80 bp on first $25m 60 bp on the next $25m 50 bp on the next $50m 40 bp on the balance Minimum account size $25m	0.417%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)		Portfolio Advisory Fee(%)
International Value Portfolio	Client #1	0.75% bp on first $50 million 0.60% bp on next $15 million 0.50% bp on next $70 million 0.40% bp on the balance	0.423%		0.750%

	Client #2[7]	0.60% of average daily net assets	0.600%		0.750%

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.346%		0.750%

	Client #4	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.213%	[8]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

36

AllianceBernstein Variable Products Series Fund

analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Portfolio.11

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
International Value Portfolio	0.750	0.755	5/12

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.819	0.842	3/12	0.996	10/82

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The Portfolio’s EG includes the Portfolio, five other VIP International Value funds (“IFVE”), three VIP International Growth funds (“IFGE”) and three VIP International Core funds (“IFCE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

15	Most recently completed fiscal year end Class A total expense ratio.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,038,287 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $7,252,929 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

38

AllianceBernstein Variable Products Series Fund

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 29, 2012.23

	Fund	PG Median	PU Median	PG Rank	PU Rank
International Value Portfolio
1 year	-13.97	-8.46	-10.07	6/6	19/23
3 year	18.46	19.75	19.98	4/6	15/20
5 year	-8.43	-2.14	-3.19	6/6	15/15
10 year	5.70	6.28	6.28	3/3	7/11

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

39

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	-13.97	18.46	-8.43	5.70	5.17	22.09	0.28	10
MSCI EAFE Index (Net)	-7.45	19.74	-2.93	6.31	3.77	18.69	0.32	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

40

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

INVESTMENT RESULTS

The table on page 2 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Index, for the one-, five- and 10-year periods ended December 31, 2012.

The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index during the annual period. Stock selection in the technology sector was the largest contributor to returns, while several consumer names also contributed.

Detracting from performance was stock selection in the energy sector, although the loss was somewhat mitigated by the Portfolio’s underweight of the sector. Energy stocks were relative laggards during the annual period. An underweight to the industrials sector also detracted.

Derivatives were used, in the form of purchased options and written options, for hedging purposes, which detracted and contributed to returns, respectively.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. Large Cap Growth Investment Team (the “Team”) has recently increased the Portfolio’s investment in stocks of companies with strong business models as evidenced by high returns and high organic growth opportunities. The Team has also reduced the Portfolio’s exposure to slower growing legacy technology, and reduced exposure to mobility in favor of a more diversified portfolio of secular growth winners. The Team continues to place an emphasis on companies with high returns and high organic growth.

The result of these shifts is that the Portfolio continues to have higher forecasts for long-term growth than its benchmark, while maintaining higher cash-flow returns on investments. These attractive characteristics are consistent to what the Team believes growth is: companies that earn strong returns supported by strong balance sheets and organic opportunities to grow and succeed.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s, net asset value, or NAV.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Large Cap Growth Portfolio Class A**	16.39%	0.61%	6.10%
AllianceBernstein Large Cap Growth Portfolio Class B**	16.12%	0.36%	5.84%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
S&P 500 Index	16.00%	1.66%	7.10%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2012, by 0.95%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved through favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.09% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,064.40	$4.51	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.76	$4.42	0.87%

Class B
Actual	$1,000	$1,063.30	$5.81	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.69	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$23,951,703	6.8%
Google, Inc.—Class A	14,726,521	4.2
Philip Morris International, Inc.	13,533,036	3.9
Cognizant Technology Solutions Corp.—Class A	13,260,874	3.8
IntercontinentalExchange, Inc.	10,894,166	3.1
UnitedHealth Group, Inc.	10,268,771	2.9
Schlumberger Ltd.	10,240,716	2.9
Citrix Systems, Inc.	10,073,558	2.9
Walt Disney Co. (The)	9,405,829	2.7
Intuitive Surgical, Inc.	7,801,787	2.2

	$124,156,961	35.4%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$108,383,069	30.8%
Consumer Discretionary	72,568,229	20.7
Health Care	54,201,580	15.4
Energy	27,677,402	7.9
Financial Services	24,699,067	7.0
Producer Durables	23,906,712	6.8
Consumer Staples	19,380,689	5.5
Materials & Processing	10,947,985	3.1
Short-Term Investments	9,682,124	2.8

Total Investments	$351,446,857	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%
TECHNOLOGY–30.9%
COMMUNICATIONS TECHNOLOGY–2.2%
QUALCOMM, Inc.	123,110	$7,635,282

COMPUTER SERVICES, SOFTWARE & SYSTEMS–20.4%
ANSYS, Inc.(a)	81,112	5,462,082
Citrix Systems, Inc.(a)	153,210	10,073,558
Cognizant Technology Solutions Corp.–Class A(a)	179,080	13,260,874
F5 Networks, Inc.(a)	48,840	4,744,806
Facebook, Inc.(a)	171,870	4,576,898
Google, Inc.–Class A(a)	20,760	14,726,521
Intuit, Inc.	53,690	3,194,555
LinkedIn Corp.(a)	49,320	5,662,922
Rackspace Hosting, Inc.(a)	27,450	2,038,712
Red Hat, Inc.(a)	80,250	4,250,040
TIBCO Software, Inc.(a)	163,612	3,601,100

		71,592,068

COMPUTER TECHNOLOGY–7.4%
Apple, Inc.	44,935	23,951,703
EMC Corp./MA(a)	83,513	2,112,879

		26,064,582

SEMICONDUCTORS & COMPONENT–0.9%
Broadcom Corp.–Class A(a)	65,164	2,164,096
Mellanox Technologies Ltd.(a) (b)	15,612	927,041

		3,091,137

		108,383,069

CONSUMER DISCRETIONARY–20.7%
CABLE TELEVISION SERVICES–1.9%
Comcast Corp.–Class A	180,440	6,744,847

CONSUMER SERVICES: MISC.–1.9%
eBay, Inc.(a)	130,010	6,633,110

COSMETICS–1.5%
Estee Lauder Cos., Inc. (The)– Class A	90,470	5,415,534

DIVERSIFIED RETAIL–3.0%
Amazon.com, Inc.(a)	21,290	5,346,771
Dollar General Corp.(a)	114,652	5,055,007

		10,401,778

ENTERTAINMENT–2.7%
Walt Disney Co. (The)	188,910	9,405,829

LEISURE TIME–1.6%
priceline.com, Inc.(a)	8,860	5,503,832

Company	Shares	U.S. $ Value

RECREATIONAL VEHICLES & BOATS–0.8%
Harley-Davidson, Inc.	56,230	$2,746,273

RESTAURANTS–3.2%
Chipotle Mexican Grill, Inc.– Class A(a)	14,570	4,333,992
Starbucks Corp.	128,995	6,916,712

		11,250,704

SPECIALTY RETAIL–1.6%
O’Reilly Automotive, Inc.(a)	31,330	2,801,529
Ulta Salon Cosmetics & Fragrance, Inc.	30,778	3,024,246

		5,825,775

TEXTILES, APPAREL & SHOES–2.5%
Coach, Inc.	56,280	3,124,103
VF Corp.	36,540	5,516,444

		8,640,547

		72,568,229

HEALTH CARE–15.4%
BIOTECHNOLOGY–3.7%
Biogen Idec, Inc.(a)	43,734	6,414,466
Celgene Corp.(a)	81,490	6,414,893

		12,829,359

HEALTH CARE MANAGEMENT SERVICES–2.9%
UnitedHealth Group, Inc.	189,321	10,268,771

HEALTH CARE SERVICES–1.3%
McKesson Corp.	48,340	4,687,046

MEDICAL EQUIPMENT–4.6%
IDEXX Laboratories, Inc.(a)	72,795	6,755,376
Illumina, Inc.(a) (b)	30,595	1,700,776
Intuitive Surgical, Inc.(a)	15,910	7,801,787

		16,257,939

PHARMACEUTICALS–2.9%
Allergan, Inc./United States	71,676	6,574,839
Gilead Sciences, Inc.(a)	48,790	3,583,626

		10,158,465

		54,201,580

ENERGY–7.9%
OIL WELL EQUIPMENT & SERVICES–5.2%
National Oilwell Varco, Inc.	67,780	4,632,763
Oceaneering International, Inc.	60,546	3,256,769
Schlumberger Ltd.	147,795	10,240,716

		18,130,248

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL: CRUDE PRODUCERS–2.7%
Concho Resources, Inc.(a)	23,270	$1,874,631
EOG Resources, Inc.	23,825	2,877,822
Noble Energy, Inc.	47,127	4,794,701

		9,547,154

		27,677,402

FINANCIAL SERVICES–7.0%
ASSET MANAGEMENT & CUSTODIAN–1.5%
Affiliated Managers Group, Inc.(a)	39,770	5,176,065

DIVERSIFIED FINANCIAL SERVICES–0.6%
Blackstone Group LP	144,054	2,245,802

FINANCIAL DATA & SYSTEMS–1.8%
Visa, Inc.–Class A	42,110	6,383,034

SECURITIES BROKERAGE & SERVICES–3.1%
IntercontinentalExchange, Inc.(a)	87,991	10,894,166

		24,699,067

PRODUCER DURABLES–6.8%
AEROSPACE–1.7%
Boeing Co. (The)	80,480	6,064,973

DIVERSIFIED MANUFACTURING OPERATIONS–1.9%
Danaher Corp.	116,052	6,487,307

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.6%
Flowserve Corp.	19,491	2,861,279
Roper Industries, Inc.	25,240	2,813,755

		5,675,034

SCIENTIFIC INSTRUMENTS: ELECTRICAL–0.9%
AMETEK, Inc.	81,746	3,071,197

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.7%
Trimble Navigation Ltd.(a)	43,630	2,608,201

		23,906,712

CONSUMER STAPLES–5.5%
FOODS–1.7%
Hershey Co. (The)	80,970	5,847,653

TOBACCO–3.8%
Philip Morris International, Inc.	161,801	13,533,036

		19,380,689

Company	Shares	U.S. $ Value

MATERIALS & PROCESSING–3.1%
FERTILIZERS–1.2%
Monsanto Co.	46,064	$4,359,958

METAL FABRICATING–1.9%
Precision Castparts Corp.	34,780	6,588,027

		10,947,985

Total Common Stocks (cost $308,027,049)		341,764,733

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.8%
TIME DEPOSIT–2.8%
State Street Time Deposit 0.01%, 1/02/13 (cost $9,682,124)	$9,682	9,682,124

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $317,709,173)		351,446,857

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.5%
INVESTMENT COMPANIES–0.5%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $1,879,553)	1,879,553	1,879,553

TOTAL INVESTMENTS–100.6% (cost $319,588,726)		353,326,410
Other assets less liabilities–(0.6)%		(2,204,640)

NET ASSETS–100.0%		$351,121,770

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $317,709,173)	$351,446,857 (a)
Affiliated issuers (cost $1,879,553—investment of cash collateral for securities loaned)	1,879,553
Dividends and interest receivable	329,056
Receivable for capital stock sold	90,108

Total assets	353,745,574

LIABILITIES
Payable for collateral received on securities loaned	1,879,553
Payable for capital stock redeemed	385,874
Advisory fee payable	210,097
Distribution fee payable	38,051
Administrative fee payable	11,209
Transfer Agent fee payable	135
Accrued expenses	98,885

Total liabilities	2,623,804

NET ASSETS	$351,121,770

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,425
Additional paid-in capital	387,826,936
Distributions in excess of net investment income	(90,377)
Accumulated net realized loss on investment transactions	(70,363,898)
Net unrealized appreciation on investments	33,737,684

$351,121,770

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$160,226,056	5,140,546	$31.17
B	$190,895,714	6,284,587	$30.38

(a)	Includes securities on loan with a value of $1,861,933 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,676)	$3,816,922
Affiliated issuers	4,310
Interest	1,300
Securities lending income	15,847

3,838,379

EXPENSES
Advisory fee (see Note B)	2,763,102
Distribution fee—Class B	498,774
Transfer agency—Class A	6,731
Transfer agency—Class B	7,974
Printing	147,986
Custodian	117,134
Administrative	45,150
Legal	37,953
Audit	35,990
Directors’ fees	4,158
Miscellaneous	9,063

Total expenses	3,674,015

Net investment income	164,364

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	11,680,376
Options written	2,170,126
Net change in unrealized appreciation/depreciation of:
Investments	43,461,210
Options written	(1,244,948)

Net gain on investment transactions	56,066,764

NET INCREASE IN NET ASSETS FROM OPERATIONS	$56,231,128

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$164,364	$779,137
Net realized gain on investment transactions	13,850,502	25,829,747
Net change in unrealized appreciation/depreciation of investments	42,216,262	(38,119,585)

Net increase (decrease) in net assets from operations	56,231,128	(11,510,701)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(490,716)	(618,044)
Class B	(59,787)	(187,529)
CAPITAL STOCK TRANSACTIONS
Net decrease	(65,941,709)	(50,797,734)

Total decrease	(10,261,084)	(63,114,008)
NET ASSETS
Beginning of period	361,382,854	424,496,862

End of period (including distributions in excess of net investment income of ($90,377) and undistributed net investment income of $370,891, respectively)	$351,121,770	$361,382,854

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio's investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio's own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio's investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$341,764,733		$–0	–	$–0	–	$341,764,733
Short-Term Investments	–0	–	9,682,124		–0	–	9,682,124
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,879,553		–0	–	–0	–	1,879,553

Total Investments in Securities	343,644,286		9,682,124		–0	–	353,326,410
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$343,644,286		$9,682,124		$–0	–	$353,326,410

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

12

AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio's respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,150.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $435,586, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$335,542,006		$404,151,498
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$321,314,691

Gross unrealized appreciation	40,814,692
Gross unrealized depreciation	(8,802,973)

Net unrealized appreciation	$32,011,719

14

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, "investment purposes"), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2012, the Portfolio held written options for hedging purposes.

For the year ended December 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	515		$3,042,253
Options written	3,706		391,736
Options expired	(301)		(72,088)
Options bought back	(988)		(3,150,276)
Options exercised	(2,932)		(211,625)

Options written outstanding as of 12/31/12	–0	–	$–0	–

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Portfolio had no OTC derivatives with contingent features in net liability positions.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(4,524,730)	$2,845,820
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,170,126	(1,244,948)

Total		$(2,354,604)	$1,600,872

The following table represents the volume of the Portfolio's derivative transactions during the year ended December 31, 2012:

Purchased Options:
Average monthly cost	$5,596,296	(a)

(a)	Positions were open two months of the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a "negative rebate" or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund's Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $1,861,933 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,879,553. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $15,847 and $4,310 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio

16

AllianceBernstein Variable Products Series Fund

securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio's transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$1,525	$44,874	$44,519	$1,880	$4

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	84,976	147,718	$2,557,847	$4,187,909
Shares issued in reinvestment of dividends	16,100	21,343	490,716	618,044
Shares redeemed	(1,164,566)	(1,197,862)	(35,040,903)	(33,506,926)

Net decrease	(1,063,490)	(1,028,801)	$(31,992,340)	$(28,700,973)

Class B
Shares sold	366,059	828,556	$10,679,970	$22,736,245
Shares issued in reinvestment of dividends	2,011	7,084	59,787	187,529
Shares redeemed	(1,523,390)	(1,649,135)	(44,689,126)	(45,020,535)

Net decrease	(1,155,320)	(813,495)	$(33,949,369)	$(22,096,761)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio's investments denominated in foreign currencies, the Portfolio's positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$550,503	$805,573

Total taxable distributions paid	$550,503	$805,573

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$156,987
Accumulated capital and other losses	(68,885,297	)(a)
Unrealized appreciation/(depreciation)	32,011,719	(b)

Total accumulated earnings/(deficit)	$(36,716,591)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $68,885,297. During the fiscal year, the Portfolio utilized $12,141,794 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the tax treatment of partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $68,885,297 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$39,935,614	n/a	2016
28,949,683	n/a	2017

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and the expiration of capital loss carryforwards resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

18

AllianceBernstein Variable Products Series Fund

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.86	$27.79	$25.36	$18.47	$30.61

Income From Investment Operations
Net investment income (a)	.05	.09	.07	.10	.04
Net realized and unrealized gain (loss) on investment transactions	4.35	(.93)	2.48	6.82	(12.18)

Net increase (decrease) in net asset value from operations	4.40	(.84)	2.55	6.92	(12.14)

Less: Dividends
Dividends from net investment income	(.09)	(.09)	(.12)	(.03)	–0	–

Net asset value, end of period	$31.17	$26.86	$27.79	$25.36	$18.47

Total Return
Total investment return based on net asset value (b)*	16.39%	(3.04)%	10.10%	37.52%	(39.66)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$160,226	$166,654	$200,977	$211,940	$181,452
Ratio to average net assets of:
Expenses	.86%	.84%	.85	%(c)	.88%	.84%
Net investment income	.18%	.33%	.29	%(c)	.47%	.17%
Portfolio turnover rate	94%	89%	105%	97%	89%

See footnote summary on page 21.

20

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$26.17	$27.08	$24.72		$18.03	$29.96

Income From Investment Operations
Net investment income (loss) (a)	(.02)	.02	.01		.04	(.02)
Net realized and unrealized gain (loss) on investment transactions	4.24	(.91)	2.42		6.65	(11.91)

Net increase (decrease) in net asset value from operations	4.22	(.89)	2.43		6.69	(11.93)

Less: Dividends
Dividends from net investment income	(.01)	(.02)	(.07)		–0–	–0–

Net asset value, end of period	$30.38	$26.17	$27.08		$24.72	$18.03

Total Return
Total investment return based on net asset value (b)*	16.12%	(3.27)%	9.83%		37.10%	(39.82)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$190,896	$194,729	$223,520		$233,460	$192,976
Ratio to average net assets of:
Expenses	1.11%	1.09%	1.10	%(c)	1.13%	1.09%
Net investment income (loss)	(.07)%	.08%	.04	%(c)	.22%	(.08)%
Portfolio turnover rate	94%	89%	105%		97%	89%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.95%, 0.46%, 0.58%, 1.96% and 2.10%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

22

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

23

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Vincent C. DuPont(2) , Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments , Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Vincent C. DuPont 50	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2008.

John H. Fogarty 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2, The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$396.9	Large Cap Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,194 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.84% Class B 1.09%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$396.9	Large Cap Growth Schedule 80 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.332%	0.750%

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.275%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	It should be noted that Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.841	0.825	10/14	0.793	57/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

32

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $535,505 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,605,724 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.13

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

33

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 29, 2012.20

	Fund	PG Median	PU Median	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	1.90	4.17	5.03	12/13	84/96
3 year	23.09	24.76	25.31	10/13	73/91
5 year	2.80	3.30	3.63	9/10	63/83
10 year	3.08	3.71	3.97	9/10	56/64

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	1.89	23.09	2.80	3.08	8.36	17.46	0.15	10
Russell 1000 Growth Index	7.62	27.51	4.54	4.30	7.68	16.34	0.22	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”), and collateralized mortgage obligations (“CMOs”). The Portfolio may also invest in short-term investment grade debt securities and other fixed income securities. The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Index, for the one-, five- and 10-year periods ended December 31, 2012.

For the annual period ended December 31, 2012, the Portfolio advanced and outperformed its benchmark and the S&P 500 Index. Sector selection was positive, helped by an underweight to the residential and healthcare sectors, which was only partially offset by an overweight to the underperforming lodging sector. Stock selection was also positive, contributing in the lodging and self-storage sectors, partially offset by negative stock selection in the retail sector. The Portfolio did not utilize derivatives or leverage during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Policy announcements by several of the world’s central banks and hopes for better global economic growth helped the U.S. real estate market post solid gains during the annual period ended December 31, 2012. Investors favored REITs for their attractive yields and resilient cash flows in this environment of macroeconomic uncertainty.

In the U.S., most segments of the property market performed well. Many retail shopping centers benefited from improving rents and occupancy, with occupancy levels at malls comparable to the levels reached during the peak of the prior cycle. In the more economically sensitive lodging sector, occupancy in many markets also recovered to near the levels seen at the prior peak, which, in the Senior Investment Management Team’s (the “Team’s”) view, may lead to ongoing increases in revenue per available room. While the recovery in asset values was faster and greater in coastal urban markets, it has broadened to include secondary and suburban markets. The Team has been finding attractive opportunities across a wide group of sectors, focusing on attractively-priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

1

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged FTSE® NAREIT Equity REIT Index nor the unmanaged S&P® 500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AllianceBernstein Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Real Estate Investment Portfolio Class A	21.19%	6.81%	12.98%
AllianceBernstein Real Estate Investment Portfolio Class B	20.83%	6.55%	12.71%
FTSE NAREIT Equity REIT Index	19.70%	5.74%	11.78%
S&P 500 Index	16.00%	1.66%	7.10%

*    Average Annual Returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88% and 1.13% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index and the broad market, as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.20	$4.23	0.82%
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17	0.82%

Class B
Actual	$1,000	$1,049.20	$5.51	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.43	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$7,950,346	9.5%
American Tower Corp.	4,799,240	5.7
Weyerhaeuser Co.	3,270,519	3.9
General Growth Properties, Inc.	2,758,555	3.3
HCP, Inc.	2,136,110	2.6
Ventas, Inc.	2,080,101	2.5
DDR Corp.	2,047,905	2.4
Health Care REIT, Inc.	1,966,244	2.4
Public Storage	1,954,061	2.3
Equity Residential	1,931,880	2.3

	$30,894,961	36.9%

INDUSTRY DIVERSIFICATION**

December 31, 2012 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$18,400,578	22.0%
Regional Mall	13,127,928	15.7
Health Care	9,464,459	11.3
Multi-Family	8,271,687	9.9
Lodging	7,480,662	8.9
Shopping Center/Other Retail	7,472,494	8.9
Office	7,399,692	8.9
Self Storage	4,824,141	5.8
Industrial Warehouse Distribution	3,577,747	4.3
Single Family	1,816,041	2.2
Triple Net	1,254,072	1.5
Short-Term Investments	509,384	0.6

Total Investments	$83,598,885	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

6

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS– 99.4%

EQUITY:OTHER–34.8%
DIVERSIFIED/SPECIALTY–22.0%
American Tower Corp.	62,110	$4,799,239
BioMed Realty Trust, Inc.	46,200	893,046
Duke Realty Corp.	26,410	366,307
Lexington Realty Trust(a)	95,900	1,002,155
Plum Creek Timber Co., Inc.	17,280	766,713
Rayonier, Inc.	20,230	1,048,521
Ryman Hospitality Properties	34,230	1,316,486
Select Income REIT	34,310	849,859
Spirit Realty Capital, Inc.	74,674	1,327,704
Vornado Realty Trust	19,340	1,548,747
West Fraser Timber Co., Ltd.	17,200	1,211,280
Weyerhaeuser Co.	117,560	3,270,519

		18,400,576

HEALTH CARE–11.3%
HCP, Inc.	47,280	2,136,110
Health Care REIT, Inc.	32,081	1,966,245
LTC Properties, Inc.	36,060	1,268,951
Omega Healthcare Investors, Inc.	18,520	441,702
Senior Housing Properties Trust	66,470	1,571,351
Ventas, Inc.	32,140	2,080,101

		9,464,460

TRIPLE NET–1.5%
EPR Properties	7,620	351,358
Realty Income Corp.(a)	22,450	902,715

		1,254,073

		29,119,109

RETAIL–24.6%
REGIONAL MALL–15.7%
CBL & Associates Properties, Inc.	9,322	197,720
General Growth Properties, Inc.	138,970	2,758,554
Glimcher Realty Trust	138,238	1,533,059
Macerich Co. (The)	7,890	459,987
Pennsylvania Real Estate Investment Trust	12,940	228,262
Simon Property Group, Inc.	50,290	7,950,346

		13,127,928

SHOPPING CENTER/OTHER RETAIL–8.9%
DDR Corp.(a)	130,773	2,047,905
Federal Realty Investment Trust	3,050	317,261
Inland Real Estate Corp.	28,210	236,400
Kimco Realty Corp.	46,020	889,106
Kite Realty Group Trust	167,362	935,554
Ramco-Gershenson Properties Trust	69,030	918,789
Retail Opportunity Investments Corp.(a)	75,466	970,493
Tanger Factory Outlet Centers	33,830	1,156,986

		7,472,494

		20,600,422

Company	Shares	U.S. $ Value

RESIDENTIAL–17.8%
MULTI-FAMILY–9.9%
Associated Estates Realty Corp.	88,190	$1,421,623
AvalonBay Communities, Inc.	9,700	1,315,223
Equity Residential	34,090	1,931,880
Home Properties, Inc.	6,200	380,122
Mid-America Apartment Communities, Inc.	26,130	1,691,918
NVR, Inc.(b)	470	432,400
Post Properties, Inc.	8,820	440,559
PulteGroup, Inc.(b)	24,970	453,455
UDR, Inc.	8,600	204,508

		8,271,688

SELF STORAGE–5.7%
CubeSmart	76,500	1,114,605
Extra Space Storage, Inc.	17,351	631,403
Public Storage	13,480	1,954,061
Sovran Self Storage, Inc.	18,101	1,124,072

		4,824,141

SINGLE FAMILY–2.2%
Fortune Brands Home & Security, Inc.(b)	14,830	433,332
Realogy Holdings Corp.(b)	32,953	1,382,708

		1,816,040

		14,911,869

LODGING–9.0%
LODGING–9.0%
Ashford Hospitality Trust, Inc.	131,940	1,386,689
Chesapeake Lodging Trust	40,730	850,442
DiamondRock Hospitality Co.	77,710	699,390
Host Hotels & Resorts, Inc.	118,280	1,853,447
InterContinental Hotels Group PLC	23,613	662,117
Pebblebrook Hotel Trust	9,930	229,383
RLJ Lodging Trust	60,280	1,167,624
Sunstone Hotel Investors, Inc.(b)	58,970	631,569

		7,480,661

OFFICE–8.9%
OFFICE–8.9%
Boston Properties, Inc.	16,839	1,781,735
Brandywine Realty Trust	57,440	700,194
Corporate Office Properties Trust	20,000	499,600
Douglas Emmett, Inc.	53,040	1,235,832
Liberty Property Trust	19,860	710,392
Mack-Cali Realty Corp.	29,940	781,733
Parkway Properties, Inc./MD	97,256	1,360,611
SL Green Realty Corp.	4,300	329,595

		7,399,692

INDUSTRIALS–4.3%
INDUSTRIAL WAREHOUSE DISTRIBUTION–4.3%
Granite Real Estate, Inc.	32,090	1,219,741
ProLogis, Inc.	51,462	1,877,848

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	26,720	$480,159

		3,577,748

Total Common Stocks (cost $69,429,270)		83,089,501

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 1/02/13 (cost $509,384)	$509	509,384

Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $69,938,654)		83,598,885

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.3%
INVESTMENT COMPANIES–4.3%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $3,626,611)	3,626,611	$3,626,611

TOTAL INVESTMENTS–104.3% (cost $73,565,265)		87,225,496
Other assets less liabilities–(4.3)%		(3,609,557)

NET ASSETS–100.0%		$83,615,939

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $69,938,654)	$83,598,885	(a)
Affiliated issuers (cost $3,626,611—investment of cash collateral for securities loaned)	3,626,611
Foreign currencies, at value (cost $36,652)	37,136
Dividends and interest receivable	261,094
Receivable for capital stock sold	1,254

Total assets	87,524,980

LIABILITIES
Payable for collateral received on securities loaned	3,626,611
Payable for investment securities purchased	116,748
Payable for capital stock redeemed	75,913
Advisory fee payable	35,890
Administrative fee payable	11,208
Distribution fee payable	2,674
Transfer Agent fee payable	124
Accrued expenses	39,873

Total liabilities	3,909,041

NET ASSETS	$83,615,939

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,824
Additional paid-in capital	59,730,853
Undistributed net investment income	1,367,650
Accumulated net realized gain on investment and foreign currency transactions	8,849,897
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	13,660,715

	$83,615,939

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$70,047,713	5,719,043	$12.25
B	$13,568,226	1,104,667	$12.28

(a)	Includes securities on loan with a value of $3,543,935 (see Note E).

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,412)	$1,872,275
Affiliated issuers	4,696
Interest	75
Securities lending income	7,339

1,884,385
EXPENSES
Advisory fee (see Note B)	446,395
Distribution fee—Class B	35,666
Transfer agency—Class A	5,168
Transfer agency—Class B	1,043
Custodian	82,701
Administrative	45,659
Audit	42,749
Legal	32,017
Printing	18,583
Directors’ fees	4,172
Miscellaneous	6,314

Total expenses	720,467

Net investment income	1,163,918

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	9,109,114
Foreign currency transactions	5,250
Net change in unrealized appreciation/depreciation of:
Investments	4,991,767
Foreign currency denominated assets and liabilities	565

Net gain on investment and foreign currency transactions	14,106,696

NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,270,614

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,163,918	$663,371
Net realized gain on investment and foreign currency transactions	9,114,364	10,132,203
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,992,332	(4,144,270)

Net increase in net assets from operations	15,270,614	6,651,304
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(725,260)	(926,394)
Class B	(124,087)	(175,422)
Net realized gain on investment transactions
Class A	(7,794,055)	(6,988,236)
Class B	(1,707,830)	(1,581,076)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,067,707	(1,323,767)

Total increase (decrease)	6,987,089	(4,343,591)
NET ASSETS
Beginning of period	76,628,850	80,972,441

End of period (including undistributed net investment income of $1,367,650 and $1,047,829, respectively)	$83,615,939	$76,628,850

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Equity:Other	$29,119,109		$–0	–	$–0	–	$29,119,109
Retail	20,600,422		–0	–	–0	–	20,600,422
Residential	14,911,869		–0	–	–0	–	14,911,869
Lodging	6,818,544		662,117		–0	–	7,480,661
Office	7,399,692		–0	–	–0	–	7,399,692
Industrials	3,577,748		–0	–	–0	–	3,577,748
Short-Term Investments	–0	–	509,384		–0	–	509,384
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,626,611		–0	–	–0	–	3,626,611

Total Investments in Securities	86,053,995		1,171,501		–0	–	87,225,496
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total^	$86,053,995		$1,171,501		$–0	–	$87,225,496

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,659.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $235,230, of which $0 and $70, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$89,151,545		$95,356,380
U.S. government securities	–0	–	–0	–

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$73,738,027

Gross unrealized appreciation	$13,926,103
Gross unrealized depreciation	(438,634)

Net unrealized appreciation	$13,487,469

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $3,543,935 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,626,611. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $7,339 and $4,696 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$5,385	$43,316	$45,074	$3,627	$5

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	526,781	508,434	$6,564,576	$5,874,945
Shares issued in reinvestment of dividends and distributions	723,201	663,422	8,519,314	7,914,630
Shares redeemed	(981,046)	(1,254,474)	(12,236,787)	(14,772,917)

Net increase (decrease)	268,936	(82,618)	$2,847,103	$(983,342)

Class B
Shares sold	159,102	195,142	$2,021,568	$2,318,319
Shares issued in reinvestment of dividends and distributions	154,985	146,619	1,831,918	1,756,498
Shares redeemed	(375,770)	(377,447)	(4,632,882)	(4,415,242)

Net decrease	(61,683)	(35,686)	$(779,396)	$(340,425)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,915,205	$1,768,593
Net long-term capital gains	8,436,027	7,902,535

Total taxable distributions paid	$10,351,232	$9,671,128

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,902,516
Undistributed net capital gain	6,487,793
Unrealized appreciation/(depreciation)	13,487,953	(a)

Total accumulated earnings/(deficit)	$23,878,262

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$11.58	$12.02	$9.64		$7.86	$16.23

Income From Investment Operations
Net investment income (a)	.18	.11	.23		.19	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.21	1.02	2.30		1.98	(4.38)

Net increase (decrease) in net asset value from operations	2.39	1.13	2.53		2.17	(4.12)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.18)	(.15)		(.23)	(.26)
Distributions from net realized gain on investment transactions	(1.57)	(1.39)	–0	–	(.16)	(3.99)

Total dividends and distributions	(1.72)	(1.57)	(.15)		(.39)	(4.25)

Net asset value, end of period	$12.25	$11.58	$12.02		$9.64	$7.86

Total Return
Total investment return based on net asset value (b)	21.19%	9.03%*	26.34%		29.46%	(35.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,048	$63,093	$66,493		$38,317	$24,082
Ratio to average net assets of:
Expenses	.84%	.88%	.87	%(c)	1.25%	1.01%
Net investment income	1.49%	.91%	2.15	%(c)	2.50%	2.13%
Portfolio turnover rate	110%	114%	132%		94%	46%

See footnote summary on page 20.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$11.61	$12.05	$9.67		$7.86	$16.20

Income From Investment Operations
Net investment income (a)	.15	.08	.20		.20	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20	1.02	2.31		1.97	(4.37)

Net increase (decrease) in net asset value from operations	2.35	1.10	2.51		2.17	(4.15)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.15)	(.13)		(.20)	(.20)
Distributions from net realized gain on investment transactions	(1.57)	(1.39)	–0	–	(.16)	(3.99)

Total dividends and distributions	(1.68)	(1.54)	(.13)		(.36)	(4.19)

Net asset value, end of period	$12.28	$11.61	$12.05		$9.67	$7.86

Total Return
Total investment return based on net asset value (b)	20.83%	8.75%*	26.05%		29.22%	(35.82)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,568	$13,536	$14,479		$12,517	$11,104
Ratio to average net assets of:
Expenses	1.10%	1.13%	1.13	%(c)	1.53%	1.26%
Net investment income	1.19%	.64%	1.89	%(c)	2.67%	1.83%
Portfolio turnover rate	110%	114%	132%		94%	46%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 0.61% of dividends paid qualify for the dividends received deduction.

22

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Eric J. Franco(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Real Estate Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, New York 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$82.7	Real Estate Investment Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to per-formance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $59,827 (0.08% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.88% Class B 1.13%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$82.7	U.S. REIT Strategy Schedule 70 bp on first $25m 60 bp on next $25m 50 on the balance Minimum account size $25m	0.595%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below is the fee schedule of Global Real Estate Investment Fund, Inc.6 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.830	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.877	0.880	7/15	0.879	12/24

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $35,303 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $127,727 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

31

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

	Fund	PG Median	PU Median	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	7.92	4.54	4.54	1/15	1/24
3 year	41.53	37.53	40.01	5/14	10/23
5 year	– 0.29	– 2.44	– 1.65	2/12	2/21
10 year	11.66	9.93	10.40	1/8	2/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	7.92	41.53	– 0.29	11.66	9.70	24.97	0.46	10
FTSE NAREIT Equity REIT Index[26]	4.80	41.85	– 1.53	10.55	9.16	25.66	0.45	10
S&P 500 Stock Index	5.12	25.56	1.58	4.17	5.85	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG/PU are identical to the Portfolio’s respective EG/EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. Normally, the Portfolio invests in about 95-125 companies.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.

Effective February 1, 2013, the Portfolio is closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2012.

During the annual period, the Portfolio gained in absolute returns and outperformed its benchmark, due to strong stock selection in the consumer/commercial services and industrial sectors, while stock selection in the healthcare sector was the largest detractor.

Sector allocations did not have a meaningful impact on relative returns during the annual period. The largest overweights were in the consumer/commercial services and technology sectors, while the largest underweights were in the financial and healthcare sectors. The Portfolio did not use leverage or derivatives during the period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. and global equity markets rallied during the annual period, as investors gained confidence that challenges to economic growth and market stability would be contained. As measured by the benchmark, small-cap growth stocks achieved solid double-digit absolute returns for the year, but lagged both the S&P 500 and small cap value stocks.

After a strong start in the first quarter, equities, including small-cap growth stocks, fell sharply in May as fears about the future of the euro area and global economic weakness undermined investor confidence. Decisive actions by global central banks and government policymakers led to restored investor confidence and an equity market recovery by year end. However, economic uncertainty remains and company management teams have taken a conservative approach to employment and capital spending decisions until the full economic impact of recent tax changes and forthcoming spending cuts are more fully understood. U.S. employment growth remains subpar and capital spending has lagged the improvement in corporate profits. Consumer spending has been a notable bright spot, and there is growing evidence that the U.S housing market has begun to recover.

Reflecting the cautious outlook for 2013, earnings forecasts for smaller-cap companies have been revised lower and guidance from company management teams has been conservative. Against this backdrop, the Small Cap Growth Investment Team (the “Team”) remains focused on identifying secular growth companies that are not overly dependent on a reacceleration of economic growth to achieve their earnings forecasts, or companies whose stock valuations already reflect an anticipated reset of expectations. History has shown that when strong growth becomes scarce, the Team’s approach, which seeks

1

AllianceBernstein Variable Products Series Fund

companies exhibiting superior earnings growth attributes, has benefitted.

The Team’s research has continued to uncover small cap growth stocks exhibiting the attractive growth attributes the Team seeks, and they are finding such opportunities across most major industry sectors. As a result, the Team’s sector allocations, which are the result of a “bottom-up” stock selection process, remain muted compared to the benchmark.

The Team’s strategy seeks to have more exposure than the benchmark to those companies with the growth attributes they prize, including superior earnings growth, favorable earnings revisions and positive earnings surprise. The Portfolio’s holdings offer higher forecasted earnings growth and more positive earnings revisions than the broad small-cap growth universe. Furthermore, while the Portfolio is currently valued at a modest premium to prospective growth, the attractive growth attributes the Team seeks continue to trade at historically attractive relative valuations. This attractive combination of strong prospective growth attributes at relatively attractive valuations should prove favorable for the Team’s investment approach, as investors have historically rewarded the strongest fundamental performers, especially in uncertain economic environments.

2

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Small Cap Growth Portfolio Class A	15.02%	4.89%	11.15%
AllianceBernstein Small Cap Growth Portfolio Class B	14.73%	4.64%	10.89%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.18% and 1.43% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 2000 Growth Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

4

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.70	$5.97	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.94	1.17%

Class B
Actual	$1,000	$1,028.40	$7.24	1.42%
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.20	1.42%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
CoStar Group, Inc.	$980,031	1.8%
Genesee & Wyoming, Inc.—Class A	943,316	1.8
Cadence Design Systems, Inc.	882,608	1.6
Aspen Technology, Inc.	823,257	1.5
Life Time Fitness, Inc.	819,839	1.5
DealerTrack Holdings, Inc.	818,836	1.5
Lumber Liquidators Holdings, Inc.	809,356	1.5
Hexcel Corp.	808,530	1.5
Middleby Corp.	780,799	1.5
Grand Canyon Education, Inc.	779,274	1.5

	$8,445,846	15.7%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$12,432,759	23.2%
Information Technology	11,729,672	21.9
Consumer Discretionary	11,467,314	21.4
Healthcare	10,322,559	19.2
Energy	3,206,496	6.0
Financials	2,570,942	4.8
Materials	775,552	1.4
Consumer Staples	459,265	0.8
Short-Term Investments	702,829	1.3

Total Investments	$53,667,388	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

INDUSTRIALS–23.1%
AEROSPACE & DEFENSE–2.5%
Hexcel Corp.(a)	29,990	$808,530
KEYW Holding Corp. (The)(a) (b)	43,191	548,094

		1,356,624

BUILDING PRODUCTS–0.6%
Simpson Manufacturing Co., Inc.	9,294	304,750

COMMERCIAL SERVICES & SUPPLIES–1.4%
Interface, Inc.	45,910	738,233

CONSTRUCTION & ENGINEERING–1.3%
Dycom Industries, Inc.(a)	35,961	712,028

ELECTRICAL EQUIPMENT–0.9%
AMETEK, Inc.	3,010	113,086
Thermon Group Holdings, Inc.(a)	17,188	387,245

		500,331

INDUSTRIAL CONGLOMERATES–1.1%
Carlisle Cos., Inc.	9,910	582,312

MACHINERY–8.6%
Actuant Corp.–Class A	19,910	555,688
Chart Industries, Inc.(a)	10,260	684,034
IDEX Corp.	14,745	686,085
Lincoln Electric Holdings, Inc.	12,500	608,500
Middleby Corp.(a)	6,090	780,799
RBC Bearings, Inc.(a)	12,639	632,835
Valmont Industries, Inc.	5,051	689,714

		4,637,655

MARINE–1.3%
Kirby Corp.(a)	11,743	726,774

PROFESSIONAL SERVICES–2.2%
Advisory Board Co. (The)(a)	16,301	762,724
TrueBlue, Inc.(a)	25,258	397,813

		1,160,537

ROAD & RAIL–1.8%
Genesee & Wyoming, Inc.– Class A(a)	12,399	943,316

TRADING COMPANIES & DISTRIBUTORS–1.4%
United Rentals, Inc.(a)	16,920	770,199

		12,432,759

INFORMATION TECHNOLOGY–21.7%
COMMUNICATIONS EQUIPMENT–3.1%
Acme Packet, Inc.(a)	14,210	314,325
Ciena Corp.(a)	37,492	588,625
Netgear, Inc.(a)	13,680	539,266
Riverbed Technology, Inc.(a)	12,070	238,020

		1,680,236

INTERNET SOFTWARE & SERVICES–5.6%
Bazaarvoice, Inc.(a)	35,143	$328,587
CoStar Group, Inc.(a)	10,966	980,031
Dealertrack Technologies, Inc.(a)	28,511	818,836
Demandware, Inc.(a) (b)	18,280	499,410
ExactTarget, Inc.(a) (b)	19,440	388,800

		3,015,664

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.8%
Cirrus Logic, Inc.(a)	6,650	192,651
Fairchild Semiconductor International, Inc.(a)	39,739	572,242
Mellanox Technologies Ltd.(a) (b)	2,288	135,861
Semtech Corp.(a)	19,720	570,894
Teradyne, Inc.(a)	31,550	532,879
Veeco Instruments, Inc.(a) (b)	19,345	571,064

		2,575,591

SOFTWARE–8.2%
Aspen Technology, Inc.(a)	29,785	823,257
BroadSoft, Inc.(a) (b)	18,710	679,734
Cadence Design Systems, Inc.(a)	65,330	882,608
Fortinet, Inc.(a)	17,683	372,581
Guidewire Software, Inc.(a)	22,150	658,298
MICROS Systems, Inc.(a)	11,984	508,601
SolarWinds, Inc.(a)	10,164	533,102

		4,458,181

		11,729,672

CONSUMER DISCRETIONARY–21.3%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	31,613	667,034

DIVERSIFIED CONSUMER SERVICES–1.5%
Grand Canyon Education, Inc.(a)	33,203	779,274

HOTELS, RESTAURANTS & LEISURE–4.0%
Life Time Fitness, Inc.(a)	16,660	819,839
Orient-Express Hotels Ltd.– Class A(a)	49,518	578,866
Panera Bread Co.–Class A(a)	4,880	775,090

		2,173,795

HOUSEHOLD DURABLES–0.4%
Skullcandy, Inc.(a)	26,579	207,050

MEDIA–1.8%
National CineMedia, Inc.	39,770	561,950
Pandora Media, Inc.(a) (b)	44,520	408,694

		970,644

SPECIALTY RETAIL–12.4%
Cabela’s, Inc.(a)	14,255	595,146
Conn’s, Inc.(a) (b)	22,058	676,739

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Dick’s Sporting Goods, Inc.	13,380	$608,656
Five Below, Inc.(a)	8,200	262,728
Francesca’s Holdings Corp.(a) (b)	27,088	703,205
Hibbett Sports, Inc.(a)	14,345	755,982
Lumber Liquidators Holdings, Inc.(a) (b)	15,320	809,356
Select Comfort Corp.(a)	29,575	773,978
Ulta Salon Cosmetics & Fragrance, Inc.	7,740	760,532
Vitamin Shoppe, Inc.(a)	12,608	723,195

		6,669,517

		11,467,314

HEALTH CARE–19.1%
BIOTECHNOLOGY–5.0%
Achillion Pharmaceuticals, Inc.(a)	23,450	188,069
Ariad Pharmaceuticals, Inc.(a)	8,650	165,907
Cepheid, Inc.(a)	6,032	203,942
Cubist Pharmaceuticals, Inc.(a)	13,581	571,217
Infinity Pharmaceuticals, Inc.(a) (b)	2,808	98,280
Onyx Pharmaceuticals, Inc.(a)	7,600	574,028
Pharmacyclics, Inc.(a)	2,470	143,013
Puma Biotechnology, Inc.(a)	6,110	114,563
Sarepta Therapeutics, Inc.(a) (b)	8,231	212,360
Synageva BioPharma Corp.(a)	4,505	208,536
TESARO, Inc.(a)	13,110	222,214

		2,702,129

HEALTH CARE EQUIPMENT & SUPPLIES–3.5%
Align Technology, Inc.(a)	6,860	190,365
HeartWare International, Inc.(a) (b)	7,150	600,242
Sirona Dental Systems, Inc.(a)	9,904	638,412
Volcano Corp.(a)	19,024	449,157

		1,878,176

HEALTH CARE PROVIDERS & SERVICES–5.9%
Acadia Healthcare Co., Inc.(a)	22,331	520,982
Catamaran Corp.(a)	9,072	427,382
IPC The Hospitalist Co., Inc.(a)	10,578	420,052
Mednax, Inc.(a)	8,277	658,187
Team Health Holdings, Inc.(a)	24,419	702,535
WellCare Health Plans, Inc.(a)	9,310	453,304

		3,182,442

HEALTH CARE TECHNOLOGY–0.7%
Vocera Communications, Inc.(a)	16,275	408,503

LIFE SCIENCES TOOLS & SERVICES–0.7%
ICON PLC (Sponsored ADR)(a)	13,870	385,031

PHARMACEUTICALS–3.3%
Akorn, Inc.(a)	39,203	523,752
Impax Laboratories, Inc.(a)	13,770	282,147
Jazz Pharmaceuticals PLC(a)	10,230	544,236
MAP Pharmaceuticals, Inc.(a)	15,500	243,505

Optimer Pharmaceuticals, Inc.(a) (b)	19,076	$172,638

		1,766,278

		10,322,559

ENERGY–5.9%
ENERGY EQUIPMENT & SERVICES–3.2%
Dril-Quip, Inc.(a)	3,000	219,150
Forum Energy Technologies, Inc.(a)	11,490	284,378
Oceaneering International, Inc.	12,385	666,189
Oil States International, Inc.(a)	8,217	587,844

		1,757,561

OIL, GAS & CONSUMABLE FUELS–2.7%
Laredo Petroleum Holdings, Inc.(a)	27,504	499,472
Matador Resources Co.(a)	39,410	323,162
Oasis Petroleum, Inc.(a)	19,695	626,301

		1,448,935

		3,206,496

FINANCIALS–4.8%
CAPITAL MARKETS–2.4%
Affiliated Managers Group, Inc.(a)	5,190	675,478
Stifel Financial Corp.(a)	19,666	628,722

		1,304,200

COMMERCIAL BANKS–2.4%
Iberiabank Corp.	11,939	586,444
Signature Bank/New York NY(a)	9,536	680,298

		1,266,742

		2,570,942

MATERIALS–1.4%
CHEMICALS–1.4%
PolyOne Corp.	37,980	775,552

CONSUMER STAPLES–0.9%
FOOD & STAPLES RETAILING–0.9%
Chefs’ Warehouse, Inc. (The)(a)	29,049	459,265

Total Common Stocks (cost $45,620,778)		52,964,559

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.3%
TIME DEPOSIT–1.3%
State Street Time Deposit 0.01%, 1/02/13 (cost $702,829)	$703	$702,829

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.5% (cost $46,323,607)		53,667,388

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–6.0%
INVESTMENT COMPANIES–6.0%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $3,203,675)	3,203,675	$3,203,675

TOTAL INVESTMENTS –105.5% (cost $49,527,282)		56,871,063
Other assets less liabilities–(5.5)%		(2,941,624)

NET ASSETS–100.0%		$53,929,439

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $46,323,607)	$53,667,388	(a)
Affiliated issuers (cost $3,203,675—investment of cash collateral for securities loaned)	3,203,675
Receivable for investment securities sold	394,814
Receivable for capital stock sold	61,775
Dividends and interest receivable	16,371

Total assets	57,344,023

LIABILITIES
Payable for collateral received on securities loaned	3,203,675
Payable for investment securities purchased	119,808
Advisory fee payable	31,891
Administrative fee payable	11,207
Distribution fee payable	5,229
Payable for capital stock redeemed	3,829
Transfer Agent fee payable	129
Accrued expenses	38,816

Total liabilities	3,414,584

NET ASSETS	$53,929,439

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,890
Additional paid-in capital	37,346,767
Accumulated net realized gain on investment transactions	9,236,001
Net unrealized appreciation on investments	7,343,781

	$53,929,439

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,479,394	1,449,300	$18.96
B	$26,450,045	1,440,514	$18.36

(a)	Includes securities on loan with a value of $3,224,071 (see Note E).

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$171,952
Affiliated issuers	7,547
Interest	123
Securities lending income	145,763

325,385

EXPENSES
Advisory fee (see Note B)	449,446
Distribution fee—Class B	74,116
Transfer agency—Class A	3,730
Transfer agency—Class B	3,646
Custodian	105,561
Administrative	44,986
Audit	35,786
Legal	31,764
Printing	22,419
Directors’ fees	4,142
Miscellaneous	5,351

Total expenses	780,947

Net investment loss	(455,562)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,564,871
Net change in unrealized appreciation/depreciation of investments	(674,563)

Net gain on investment transactions	9,890,308

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,434,746

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(455,562)	$(591,207)
Net realized gain on investment transactions	10,564,871	10,043,475
Net change in unrealized appreciation/depreciation of investments	(674,563)	(7,045,161)

Net increase in net assets from operations	9,434,746	2,407,107
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(1,011,897)	–0	–
Class B	(1,178,017)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,349,425)	(1,519,142)

Total increase (decrease)	(5,104,593)	887,965
NET ASSETS
Beginning of period	59,034,032	58,146,067

End of period (including accumulated net investment loss of $0 and ($39,499), respectively)	$53,929,439	$59,034,032

See notes to financial statements.

12

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$52,964,559		$–0	–	$–0	–	$52,964,559
Short-Term Investments	–0	–	702,829		–0	–	702,829
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,203,675		–0	–	–0	–	3,203,675

Total Investments in Securities	56,168,234		702,829		–0	–	56,871,063
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$56,168,234		$702,829		$–0	–	$56,871,063

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

14

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $44,986.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $117,081, of which $251 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$62,230,659		$77,237,954
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$50,622,478

Gross unrealized appreciation	$8,817,793
Gross unrealized depreciation	(2,569,208)

Net unrealized appreciation	$6,248,585

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

16

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $3,224,071 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,203,675. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $145,763 and $7,547 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$3,132	$37,427	$37,355	$3,204	$8

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	969,895	410,931		$18,413,926	$7,025,095
Shares issued in reinvestment of distributions	53,483	–0	–	1,011,897	–0	–
Shares redeemed	(1,293,042)	(466,036)		(25,002,041)	(7,929,210)

Net decrease	(269,664)	(55,105)		$(5,576,218)	$(904,115)

Class B
Shares sold	678,372	714,890		$12,428,150	$12,042,216
Shares issued in reinvestment of distributions	64,232	–0	–	1,178,017	–0	–
Shares redeemed	(1,088,427)	(756,058)		(20,379,374)	(12,657,243)

Net decrease	(345,823)	(41,168)		$(6,773,207)	$(615,027)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

18

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Net long-term capital gains	$2,189,914	$–0	–

Total taxable distributions paid	$2,189,914	$–0	–

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$10,331,197
Unrealized appreciation/(depreciation)	6,248,585	(a)

Total accumulated earnings/(deficit)	$16,579,782

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to a net operating loss disallowance and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Effective February 1, 2013, the Portfolio is closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.09	$16.36	$11.95	$8.43	$15.48

Income From Investment Operations
Net investment loss (a)	(.12)	(.15)	(.13)	(.13)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.69	.88	4.54	3.65	(6.92)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.57	.73	4.41	3.52	(7.05)

Less: Distributions
Distributions from net realized gain on investment transactions	(.70)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$18.96	$17.09	$16.36	$11.95	$8.43

Total Return
Total investment return based on net asset value (c)	15.02%	4.46	%*	36.90	%*	41.76	%*	(45.54	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,479	$29,369	$29,018	$22,876	$18,003
Ratio to average net assets of:
Expenses	1.18%	1.18%	1.37	%(d)	1.62%	1.32%
Net investment loss	(.64)%	(.85)%	(1.00	)%(d)	(1.33)%	(1.02)%
Portfolio turnover rate	105%	92%	95%	106%	129%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.61	$15.94	$11.67	$8.26	$15.19

Income From Investment Operations
Net investment loss (a)	(.16)	(.19)	(.16)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.61	.86	4.43	3.56	(6.78)
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.45	.67	4.27	3.41	(6.93)

Less: Distributions
Distributions from net realized gain on investment transactions	(.70)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$18.36	$16.61	$15.94	$11.67	$8.26

Total Return
Total investment return based on net asset value (c)	14.73%	4.20	%*	36.59	%*	41.28	%*	(45.62	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,450	$29,665	$29,128	$14,796	$11,111
Ratio to average net assets of:
Expenses	1.43%	1.43%	1.62	%(d)	1.87%	1.60%
Net investment loss	(.89)%	(1.11)%	(1.23	)%(d)	(1.58)%	(1.29)%
Portfolio turnover rate	105%	92%	95%	106%	129%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.09%, 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

22

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President	Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

23

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of Alliance Bernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds
	since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–
	May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

N. Kumar Kirpalani 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Samantha S. Lau 40	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Wen-Tse Tseng 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www. alliancebernstein.com, for a free prospectus or SAI.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$73.9	Small Cap Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.
3	Jones v. Harris at 1427.

28

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,013 (0.10% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Small Cap Growth Portfolio	Class A 1.18 Class B 1.43	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$73.9	Small Cap Growth Schedule 100 bp on first $50m 85 bp on the next $50m 75 bp on the balance Minimum account size $25m	0.951%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.–Small Cap Growth Portfolio (“Cap Fund, Inc.–Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Cap Fund, Inc.–Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.–Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Fund	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee(%)
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.617%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.–Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

30

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.850	3/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.178	1.000	12/13	0.964	37/38

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

31

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $76,454 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $387,183 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32

AllianceBernstein Variable Products Series Fund

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

	Fund	PG Median	PU Median	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	10.28	1.67	3.06	1/13	2/43
3 year	38.31	29.67	30.12	1/13	3/40
5 year	6.86	4.68	4.00	1/10	2/36
10 year	7.84	5.75	6.73	2/9	7/29

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.28	38.31	6.86	7.84	5.33	22.19	0.37	10
Russell 2000 Growth Index	2.38	31.21	3.93	6.67	5.06	20.87	0.37	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s Bernstein unit’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-, five- and 10-year periods ended December 31, 2012.

During the annual period ended December 31, 2012, the Portfolio increased in absolute terms yet underperformed its benchmark, while it outperformed the Russell 2500 Index. An overweight and adverse stock selection in the technology sector, and underweights and holdings in the financial and housing sectors detracted. Stock selection in the energy, consumer staples and capital equipment sectors contributed to performance. The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

At the start of 2012, encouraging economic data suggesting that the U.S. economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried into March. However, the market upturn ended in April, on the return of worries that the euro area was teetering on the brink of disintegration, due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. Sector and style leadership shifted, as more defensive sectors, such as consumer staples stocks, generally led through June 2012, while more economically cyclical sectors, such as capital equipment, generally led later in the period. Volatility fell, but market moves lacked conviction and trading volumes were generally low. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the ECB, boosted market sentiment and led to another rally that extended into the end of November. U.S. equity markets rose modestly in December as investor confidence remained resilient, if somewhat rattled, in the face of the latest challenge facing the world economy. The halting nature of the budget negotiations overshadowed data released in December that suggested the American economy was continuing to gain momentum. Contracts for home resales hit a two-and-a-half-year high in November as the nascent housing recovery continued. Industrial production rose notably from a year earlier and December unemployment fell to a four-year low.

The current economic climate has allowed the Small/Mid Cap Value Senior Investment Management Team (the “Team”) to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level where the trend is focused on attractively-valued companies with solid balance sheets and strong free cash flow.

1

SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers.

These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	18.75%	4.91%	10.29%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	18.47%	4.67%	10.05%
Russell 2500 Value Index	19.21%	4.54%	10.20%
Russell 2500 Index	17.88%	4.34%	10.49%

* Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 2500 Value Index and the broad small/mid-cap universe, as represented by the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,110.60	$4.35	0.82%
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17	0.82%

Class B
Actual	$1,000	$1,109.60	$5.67	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.43	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Lear Corp.	$8,385,765	1.7%
Helmerich & Payne, Inc.	7,719,298	1.5
Zions Bancorporation	7,626,532	1.5
Fidelity National Financial, Inc.—Class A	7,466,763	1.5
Tyson Foods, Inc.—Class A	7,348,526	1.4
Timken Co.	7,123,800	1.4
Aspen Insurance Holdings Ltd.	7,046,693	1.4
Fortune Brands Home & Security, Inc.	7,026,533	1.4
Huntington Bancshares, Inc./OH	6,910,274	1.4
Reliance Steel & Aluminum Co.	6,707,111	1.3

	$73,361,295	14.5%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTALINVESTMENTS
Financials	$135,499,987	26.9%
Information Technology	86,063,709	17.1
Consumer Discretionary	83,991,127	16.7
Industrials	75,039,296	14.9
Energy	32,793,582	6.5
Utilities	27,264,434	5.4
Materials	26,821,495	5.3
Consumer Staples	17,084,746	3.4
Health Care	14,629,295	2.9
Short-Term Investments	4,473,323	0.9

Total Investments	$503,660,994	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%
FINANCIALS–26.8%
CAPITAL MARKETS–0.9%
Legg Mason, Inc.	173,590	$4,464,735

COMMERCIAL BANKS–9.9%
Associated Banc-Corp	402,070	5,275,158
CapitalSource, Inc.	781,170	5,921,269
Comerica, Inc.	200,710	6,089,542
First Niagara Financial Group, Inc.	723,280	5,735,610
Huntington Bancshares, Inc./OH	1,081,420	6,910,274
Popular, Inc.(a)	218,260	4,537,625
Susquehanna Bancshares, Inc.	499,394	5,233,649
Webster Financial Corp.	131,670	2,705,819
Zions Bancorporation	356,380	7,626,532

		50,035,478

INSURANCE–8.3%
Aspen Insurance Holdings Ltd.	219,660	7,046,693
Fidelity National Financial, Inc.–Class A	317,060	7,466,763
Platinum Underwriters Holdings Ltd.	139,420	6,413,320
Reinsurance Group of America, Inc.–Class A	85,420	4,571,678
Torchmark Corp.	113,650	5,872,295
Unum Group	224,600	4,676,172
Validus Holdings Ltd.	169,310	5,854,740

		41,901,661

REAL ESTATE INVESTMENT TRUSTS (REITs)–7.7%
BioMed Realty Trust, Inc.	304,390	5,883,859
Camden Property Trust	55,410	3,779,516
DiamondRock Hospitality Co.	347,370	3,126,330
EPR Properties	133,440	6,152,918
Glimcher Realty Trust	483,420	5,361,128
Mid-America Apartment Communities, Inc.	56,200	3,638,950
Plum Creek Timber Co., Inc.	113,990	5,057,736
RLJ Lodging Trust	314,800	6,097,676

		39,098,113

		135,499,987

INFORMATION TECHNOLOGY–17.1%
COMMUNICATIONS EQUIPMENT–0.9%
Harris Corp.	89,010	4,357,930

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–9.2%
Anixter International, Inc.	77,560	4,962,289
Arrow Electronics, Inc.(a)	153,440	5,842,995
AU Optronics Corp. (Sponsored ADR)(a)	969,352	4,362,084
Avnet, Inc.(a)	174,950	5,355,219

Flextronics International Ltd.(a)	630,090	$3,912,859
Ingram Micro, Inc.–Class A(a)	210,660	3,564,367
Insight Enterprises, Inc.(a)	307,184	5,335,786
Jabil Circuit, Inc.	127,740	2,464,105
TTM Technologies, Inc.(a)	505,192	4,647,766
Vishay Intertechnology, Inc.(a)	540,160	5,741,901

		46,189,371

IT SERVICES–2.2%
Amdocs Ltd.	186,850	6,351,031
Convergys Corp.	293,370	4,814,202

		11,165,233

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.8%
Amkor Technology, Inc.(a) (b)	567,970	2,413,873
Entegris, Inc.(a)	611,200	5,610,816
Lam Research Corp.(a)	165,900	5,993,967
Micron Technology, Inc.(a)	954,420	6,060,567
MKS Instruments, Inc.	165,708	4,271,952

		24,351,175

		86,063,709

CONSUMER DISCRETIONARY–16.6%
AUTO COMPONENTS–3.9%
Dana Holding Corp.	341,370	5,328,786
Lear Corp.	179,030	8,385,765
TRW Automotive Holdings Corp.(a)	109,040	5,845,634

		19,560,185

HOTELS, RESTAURANTS & LEISURE–2.5%
MGM Resorts International(a)	561,370	6,534,347
Royal Caribbean Cruises Ltd.	180,280	6,129,520

		12,663,867

HOUSEHOLD DURABLES–4.1%
Meritage Homes Corp.(a)	161,240	6,022,314
Newell Rubbermaid, Inc.	134,660	2,998,878
NVR, Inc.(a)	6,445	5,929,400
PulteGroup, Inc.(a)	327,430	5,946,129

		20,896,721

MEDIA–0.9%
Gannett Co., Inc.	241,810	4,354,998

SPECIALTY RETAIL–4.3%
ANN, Inc.(a)	152,641	5,165,371
Childrens Place Retail Stores, Inc. (The)(a)	36,327	1,608,923
GameStop Corp.–Class A(b)	156,350	3,922,822
Men’s Wearhouse, Inc. (The)	214,420	6,681,327
Office Depot, Inc.(a)	1,360,860	4,463,621

		21,842,064

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Jones Group, Inc. (The)	422,540	$4,673,292

		83,991,127

INDUSTRIALS–14.9%
BUILDING PRODUCTS–1.4%
Fortune Brands Home & Security, Inc.(a)	240,470	7,026,533

COMMERCIAL SERVICES & SUPPLIES–1.5%
Avery Dennison Corp.	116,690	4,074,815
Steelcase, Inc.	260,320	3,316,477

		7,391,292

CONSTRUCTION & ENGINEERING–0.6%
Tutor Perini Corp.(a)	226,430	3,102,091

ELECTRICAL EQUIPMENT–2.4%
EnerSys, Inc.(a)	151,110	5,686,269
General Cable Corp.(a)	213,350	6,487,974

		12,174,243

MACHINERY–4.5%
Kennametal, Inc.	136,900	5,476,000
Sauer-Danfoss, Inc.	66,848	3,567,678
Terex Corp.(a)	228,170	6,413,859
Timken Co.	148,940	7,123,800

		22,581,337

ROAD & RAIL–3.4%
Avis Budget Group, Inc.(a)	272,320	5,397,382
Con-way, Inc.	211,140	5,873,915
Hertz Global Holdings, Inc.(a)	365,400	5,945,058

		17,216,355

TRADING COMPANIES & DISTRIBUTORS–1.1%
Aircastle Ltd.(b)	442,380	5,547,445

		75,039,296

ENERGY–6.5%
ENERGY EQUIPMENT & SERVICES–2.8%
Bristow Group, Inc.	123,060	6,603,400
Helmerich & Payne, Inc.	137,820	7,719,298

		14,322,698

OIL, GAS & CONSUMABLE FUELS–3.7%
Cimarex Energy Co.	112,420	6,490,006
Plains Exploration & Production Co.(a)	122,770	5,762,824
Stone Energy Corp.(a)	160,420	3,291,818

Teekay Corp.	91,160	$2,926,236

		18,470,884

		32,793,582

UTILITIES–5.4%
ELECTRIC UTILITIES–3.3%
Great Plains Energy, Inc.	261,430	5,309,643
NV Energy, Inc.	327,990	5,949,739
PNM Resources, Inc.	270,450	5,546,930

		16,806,312

GAS UTILITIES–2.1%
Atmos Energy Corp.	138,610	4,867,983
UGI Corp.	170,900	5,590,139

		10,458,122

		27,264,434

MATERIALS–5.3%
CHEMICALS–1.5%
Chemtura Corp.(a)	165,170	3,511,514
Huntsman Corp.	263,610	4,191,399

		7,702,913

METALS & MINING–3.8%
Commercial Metals Co.	450,020	6,687,297
Reliance Steel & Aluminum Co.	108,005	6,707,111
Steel Dynamics, Inc.	416,910	5,724,174

		19,118,582

		26,821,495

CONSUMER STAPLES–3.4%
BEVERAGES–1.0%
Constellation Brands, Inc.– Class A(a)	134,915	4,774,642

FOOD PRODUCTS–2.4%
Dole Food Co., Inc.(a)	432,570	4,961,578
Tyson Foods, Inc.–Class A	378,790	7,348,526

		12,310,104

		17,084,746

HEALTH CARE–2.9%
HEALTH CARE PROVIDERS & SERVICES–2.9%
Health Net, Inc.(a)	164,830	4,005,369
LifePoint Hospitals, Inc.(a)	117,205	4,424,489
Universal Health Services, Inc.–Class B	128,220	6,199,437

		14,629,295

Total Common Stocks (cost $446,626,941)		499,187,671

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/02/13 (cost $4,473,323)	$4,473	$4,473,323

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.8% (cost $451,100,264)		$503,660,994

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AllianceBernstein Exchange Reserves–Class I, 0.13%(c) (cost $6,421,710)	6,421,710	$6,421,710

TOTAL INVESTMENTS–101.1% (cost $457,521,974)		510,082,704
Other assets less liabilities–(1.1)%		(5,466,816)

NET ASSETS–100.0%		$504,615,888

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $451,100,264)	$503,660,994	(a)
Affiliated issuers (cost $6,421,710—investment of cash collateral for securities loaned)	6,421,710
Receivable for investment securities sold	2,021,802
Dividends and interest receivable	643,169
Receivable for capital stock sold	34,713

Total assets	512,782,388

LIABILITIES
Payable for collateral received on securities loaned	6,421,710
Payable for capital stock redeemed	702,889
Payable for investment securities purchased	580,432
Advisory fee payable	295,992
Distribution fee payable	67,849
Administrative fee payable	11,205
Transfer Agent fee payable	124
Accrued expenses	86,299

Total liabilities	8,166,500

NET ASSETS	$504,615,888

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,662
Additional paid-in capital	417,012,514
Undistributed net investment income	3,189,159
Accumulated net realized gain on investment transactions	31,824,823
Net unrealized appreciation on investments	52,560,730

	$504,615,888

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$156,831,480	8,874,468	$17.67
B	$347,784,408	19,787,236	$17.58

(a)	Includes securities on loan with a value of $6,396,886 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$7,717,904
Affiliated issuers	24,045
Interest	557
Securities lending income	88,715

7,831,221

EXPENSES
Advisory fee (see Note B)	3,713,115
Distribution fee—Class B	846,302
Transfer agency—Class A	2,936
Transfer agency—Class B	6,401
Custodian	128,308
Printing	89,078
Administrative	45,506
Audit	40,668
Legal	32,929
Directors’ fees	4,167
Miscellaneous	15,780

Total expenses	4,925,190

Net investment income	2,906,031

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	34,604,067
Net change in unrealized appreciation/depreciation of investments	45,967,479

Net gain on investment transactions	80,571,546

NET INCREASE IN NET ASSETS FROM OPERATIONS	$83,477,577

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,906,031	$1,989,004
Net realized gain on investment transactions	34,604,067	46,512,102
Net change in unrealized appreciation/depreciation of investments	45,967,479	(91,150,959)

Net increase (decrease) in net assets from operations	83,477,577	(42,649,853)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(851,210)	(823,225)
Class B	(968,496)	(889,880)
Net realized gain on investment transactions
Class A	(4,960,815)	–0	–
Class B	(10,712,748)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(37,267,033)	(32,242,359)

Total increase (decrease)	28,717,275	(76,605,317)
NET ASSETS
Beginning of period	475,898,613	552,503,930

End of period (including undistributed net investment income of $3,189,159 and $2,119,795, respectively)	$504,615,888	$475,898,613

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$499,187,671		$–0	–	$–0	–	$499,187,671
Short-Term Investments	–0	–	4,473,323		–0	–	4,473,323
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,421,710		–0	–	–0	–	6,421,710

Total Investments in Securities	505,609,381		4,473,323		–0	–	510,082,704
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$505,609,381		$4,473,323		$–0	–	$510,082,704

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,506.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $644,721, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$245,493,566		$296,204,810
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$460,690,551

Gross unrealized appreciation	69,282,295
Gross unrealized depreciation	(19,890,142)

Net unrealized appreciation	$49,392,153

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $6,396,886 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $6,421,710. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $88,715 and $24,045 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$6,296	$126,801	$126,675	$6,422	$24

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	1,122,960	1,808,898	$18,970,347	$28,932,137
Shares issued in reinvestment of dividends and distributions	356,566	45,183	5,812,025	823,225
Shares redeemed	(2,421,507)	(2,306,794)	(40,598,442)	(37,671,553)

Net decrease	(941,981)	(452,713)	$(15,816,070)	$(7,916,191)

Class B
Shares sold	2,003,207	3,680,845	$33,615,199	$58,747,359
Shares issued in reinvestment of dividends and distributions	720,176	49,029	11,681,244	889,880
Shares redeemed	(4,017,175)	(5,085,538)	(66,747,406)	(83,963,407)

Net decrease	(1,293,792)	(1,355,664)	$(21,450,963)	$(24,326,168)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,817,886	$1,713,105

Net long-term capital gains	15,675,383	—

Total taxable distributions paid	$17,493,269	$1,713,105

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,327,358
Undistributed net capital gain	22,855,201
Unrealized appreciation/(depreciation)	49,392,153	(a)

Total accumulated earnings/(deficit)	$87,574,712

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and the redesignation of dividends resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.46	$16.95	$13.41	$9.92	$17.11

Income From Investment Operations
Net investment income (a)	.13	.09	.08	.08	.13
Net realized and unrealized gain (loss) on investment transactions	2.72	(1.50)	3.52	4.01	(5.63)

Net increase (decrease) in net asset value from operations	2.85	(1.41)	3.60	4.09	(5.50)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.08)	(.06)	(.12)	(.11)
Distributions from net realized gain on investment transactions	(.54)	–0	–	–0	–	(.48)	(1.58)

Total dividends and distributions	(.64)	(.08)	(.06)	(.60)	(1.69)

Net asset value, end of period	$17.67	$15.46	$16.95	$13.41	$9.92

Total Return
Total investment return based on net asset value (b)	18.75%	(8.39)%	26.91%	42.86%	(35.58)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,832	$151,754	$174,068	$134,291	$99,957
Ratio to average net assets of:
Expenses	.82%	.83%	.84	%(c)	.87%	.86%
Net investment income	.75%	.56%	.56	%(c)	.70%	.95%
Portfolio turnover rate	50%	70%	54%	58%	49%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.38	$16.87	$13.36	$9.87	$17.03

Income From Investment Operations
Net investment income (a)	.08	.05	.05	.05	.10
Net realized and unrealized gain (loss) on investment transactions	2.71	(1.50)	3.50	4.01	(5.61)

Net increase (decrease) in net asset value from operations	2.79	(1.45)	3.55	4.06	(5.51)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.04)	(.04)	(.09)	(.07)
Distributions from net realized gain on investment transactions	(.54)	–0	–	–0	–	(.48)	(1.58)

Total dividends and distributions	(.59)	(.04)	(.04)	(.57)	(1.65)

Net asset value, end of period	$17.58	$15.38	$16.87	$13.36	$9.87

Total Return
Total investment return based on net asset value (b)	18.47%	(8.62)%	26.59%	42.66%	(35.75)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$347,784	$324,145	$378,436	$264,635	$202,997
Ratio to average net assets of:
Expenses	1.07%	1.08%	1.09	%(c)	1.12%	1.11%
Net investment income	.51%	.31%	.31	%(c)	.42%	.72%
Portfolio turnover rate	50%	70%	54%	58%	49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 99.82% of dividends paid qualify for the dividends received deduction.

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Andrew J. Weiner(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

James W. MacGregor 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Andrew J. Weiner 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com for a free prospectus or SAI.

28

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Specialty	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$530.9	Small/Mid Cap Value Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,494 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.83% 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$530.9	Small & Mid Cap Value Schedule 95 bp on first $25m 75 bp on the next $25m 65 bp on the next $50m 55 bp on the balance Minimum account size $25m	0.588%	0.750%

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, Inc. (“Small/Mid Cap Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Small/Mid Cap Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%
The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.474%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.588%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.531%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers.

Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.9

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.795	5/15

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.830	0.868	6/15	0.872	24/62

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The Portfolio’s EG includes the Portfolio, five other VIP Mid-Cap Value funds (“MCVE”) and nine VIP Mid-Cap Growth funds (“MCGE”).

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The Portfolio’s EU includes the Portfolio, EG and all other VIP MCVE and VIP MCGE funds, excluding outliers.

13	Most recently completed fiscal year end Class A total expense ratio.

32

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased slightly during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $866,747 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $2,187,077 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	–3.99	–1.52	–1.32	6/6	21/21
3 year	32.69	27.34	30.15	1/5	4/19
5 year	2.98	2.80	0.80	2/5	2/15
10 year	8.36	8.36	7.04	2/3	3/11

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	1 Year (%)	3 Year (%)	5 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–3.99	32.69	2.98	8.36	9.25	21.13	0.40	0.40
Russell 2500 Value Index	– 0.80	29.59	0.70	7.83	7.92	19.41	0.39	0.39
Russell 2500 Index	1.45	31.28	2.79	7.98	7.10	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2012

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2013

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2012.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may invest in securities of non-U.S. issuers and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad U.S. market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2012.

The Portfolio rose yet underperformed its benchmark, the Russell 1000 Value Index, and the broad market as measured by the S&P 500 Index, for the annual period ended December 31, 2012. Stock selection detracted, particularly in the technology, consumer growth and financial sectors, partially offset by positive selection in the resources and energy sectors. Overweights in the consumer growth and consumer cyclicals sectors, and an underweight in the utilities sector contributed to performance. The Portfolio did not utilize derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

At the start of 2012, encouraging economic data suggesting that the U.S. economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried into March. However, the market upturn ended in April, on the return of worries that the euro area was teetering on the brink of disintegration, due to the possible exit of Greece from the common currency union, and Spain’s deepening banking crisis. Sector and style leadership shifted, as more defensive sectors, such as consumer staples stocks, led through June, while more economically cyclical sectors, such as capital equipment and consumer cyclicals, led later in the period. Volatility fell, but market moves lacked conviction and trading volumes were generally low. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the ECB, boosted market sentiment and led to another rally that extended into the end of the year. The halting nature of budget negotiations in the U.S. overshadowed data released in December that suggested the economy was continuing to gain momentum. Contracts for home resales hit a two-and-a-half-year high in November as the nascent housing recovery continued. Industrial production rose notably from a year earlier and December unemployment fell to a four-year low.

Investor uncertainty following the financial crisis continued to plague equity markets, with money moving toward more certain situations. This created enormous valuation distortions (with the differences between inexpensive and expensive stocks at very elevated levels) which provided an environment for the U.S. Value Senior Investment Management Team (the “Team”) to purchase securities with strong free cash flows at a discount. This strategy was not successful in 2012; however the Team’s positioning remains the same as it awaits a more normal tolerance for risk to help deliver the premium embedded in the discounted prices. While investors’ confidence is still not restored, increasing evidence of sustained economic recovery began to take hold in capital markets late in the year, and led to much improved performance during the final few months of the annual period.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Value Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2012	1 Year	5 Years*	10 Years*
AllianceBernstein Value Portfolio Class A	15.73%	-2.20%	4.83%
AllianceBernstein Value Portfolio Class B	15.54%	-2.43%	4.65%
Russell 1000 Value Index	17.51%	0.59%	7.38%
S&P 500 Index	16.00%	1.66%	7.10%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.71% and 0.96% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/02 – 12/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 12/31/02 to 12/31/12) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the broad U.S. market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,083.30	$3.72	0.71%
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.61	0.71%

Class B
Actual	$1,000	$1,082.00	$5.02	0.96%
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.88	0.96%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$9,771,495	6.1%
Pfizer, Inc.	6,488,196	4.1
Wells Fargo & Co.	5,595,266	3.5
General Electric Co.	5,593,835	3.5
Citigroup, Inc.	4,881,704	3.1
Chevron Corp.	4,055,250	2.5
Bank of America Corp.	3,628,480	2.3
AT&T, Inc.	3,161,998	2.0
Cisco Systems, Inc.	3,100,770	1.9
Comcast Corp.—Class A	2,818,452	1.8

	$49,095,446	30.8%

SECTOR DIVERSIFICATION**

December 31, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$36,816,659	23.1%
Consumer Discretionary	27,893,898	17.5
Energy	22,519,444	14.1
Health Care	22,426,942	14.0
Consumer Staples	12,589,601	7.9
Information Technology	12,090,858	7.6
Industrials	11,954,434	7.5
Utilities	6,168,841	3.9
Telecommunication Services	3,459,310	2.2
Materials	2,912,293	1.8
Short-Term Investments	690,636	0.4

Total Investments	$159,522,916	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%
FINANCIALS–23.1%
CAPITAL MARKETS–0.9%
State Street Corp.	31,900	$1,499,619

COMMERCIAL BANKS–8.5%
BB&T Corp.	57,600	1,676,736
CIT Group, Inc.(a)	71,000	2,743,440
Fifth Third Bancorp	19,800	300,762
KeyCorp	24,700	207,974
PNC Financial Services Group, Inc.	10,200	594,762
Regions Financial Corp.	36,700	261,304
US Bancorp	65,900	2,104,846
Wells Fargo & Co.	163,700	5,595,266

		13,485,090

CONSUMER FINANCE–1.3%
Discover Financial Services	53,800	2,073,990

DIVERSIFIED FINANCIAL SERVICES–7.1%
Bank of America Corp.	312,800	3,628,480
Citigroup, Inc.	123,400	4,881,704
JPMorgan Chase & Co.	63,900	2,809,683

		11,319,867

INSURANCE–5.3%
Berkshire Hathaway, Inc.(a)	11,900	1,067,430
Chubb Corp. (The)	15,500	1,167,460
Fidelity National Financial, Inc.–Class A	45,900	1,080,945
MetLife, Inc.	18,700	615,978
PartnerRe Ltd.	16,900	1,360,281
Reinsurance Group of America, Inc.–Class A	17,600	941,952
Torchmark Corp.	18,100	935,227
Travelers Cos., Inc. (The)	10,300	739,746
Validus Holdings Ltd.	15,300	529,074

		8,438,093

		36,816,659

CONSUMER DISCRETIONARY–17.5%
AUTO COMPONENTS–2.3%
Lear Corp.	32,600	1,526,984
Magna International, Inc. (New York)–Class A	19,400	970,388
TRW Automotive Holdings Corp.(a)	22,200	1,190,142

		3,687,514

AUTOMOBILES–1.4%
Ford Motor Co.	168,100	2,176,895

HOTELS, RESTAURANTS & LEISURE–1.1%
MGM Resorts International(a)	148,500	1,728,540

HOUSEHOLD DURABLES–1.1%
PulteGroup, Inc.(a)	95,700	$1,737,912

MEDIA–7.6%
Comcast Corp.–Class A	75,400	2,818,452
DIRECTV(a)	26,100	1,309,176
Gannett Co., Inc.	61,000	1,098,610
McGraw-Hill Cos., Inc. (The)	33,200	1,815,044
News Corp.–Class A	57,000	1,455,780
Time Warner Cable, Inc.–Class A	19,400	1,885,486
Viacom, Inc.–Class B	34,300	1,808,982

		12,191,530

MULTILINE RETAIL–1.3%
Macy’s, Inc.	52,000	2,029,040

SPECIALTY RETAIL–2.7%
GameStop Corp.–Class A(b)	44,300	1,111,487
Home Depot, Inc. (The)	7,100	439,135
Lowe’s Cos., Inc.	34,500	1,225,440
TJX Cos., Inc.	36,900	1,566,405

		4,342,467

		27,893,898

ENERGY–14.1%
ENERGY EQUIPMENT & SERVICES–1.9%
Diamond Offshore Drilling, Inc.	20,100	1,365,996
Helmerich & Payne, Inc.	31,000	1,736,310

		3,102,306

OIL, GAS & CONSUMABLE FUELS–12.2%
BP PLC (Sponsored ADR)	57,000	2,373,480
Chevron Corp.	37,500	4,055,250
Cimarex Energy Co.	16,000	923,680
Exxon Mobil Corp.	112,900	9,771,495
Marathon Oil Corp.	15,400	472,164
Royal Dutch Shell PLC (ADR)	17,900	1,234,205
Valero Energy Corp.	17,200	586,864

		19,417,138

		22,519,444

HEALTH CARE–14.0%
BIOTECHNOLOGY–0.5%
Vertex Pharmaceuticals, Inc.(a)	18,100	759,114

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Medtronic, Inc.	40,400	1,657,208

HEALTH CARE PROVIDERS & SERVICES–2.9%
Aetna, Inc.	24,900	1,152,870
Health Net, Inc.(a)	28,800	699,840
WellPoint, Inc.	46,000	2,802,320

		4,655,030

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–9.6%
AstraZeneca PLC (Sponsored ADR)	55,200	$2,609,304
Johnson & Johnson	34,500	2,418,450
Merck & Co., Inc.	68,500	2,804,390
Pfizer, Inc.	258,700	6,488,196
Roche Holding AG (Sponsored ADR)	20,500	1,035,250

		15,355,590

		22,426,942

CONSUMER STAPLES–7.9%
FOOD & STAPLES RETAILING–2.4%
CVS Caremark Corp.	25,700	1,242,595
Kroger Co. (The)	99,000	2,575,980

		3,818,575

FOOD PRODUCTS–1.6%
Bunge Ltd.	9,500	690,555
Tyson Foods, Inc.–Class A	99,800	1,936,120

		2,626,675

HOUSEHOLD PRODUCTS–1.4%
Procter & Gamble Co. (The)	32,000	2,172,480

TOBACCO–2.5%
Altria Group, Inc.	66,000	2,073,720
Lorillard, Inc.	12,900	1,505,043
Philip Morris International, Inc.	4,700	393,108

		3,971,871

		12,589,601

INFORMATION TECHNOLOGY–7.6%
COMMUNICATIONS EQUIPMENT–2.5%
Cisco Systems, Inc.	157,800	3,100,770
Harris Corp.	18,300	895,968

		3,996,738

COMPUTERS & PERIPHERALS–1.9%
Dell, Inc.	34,600	350,498
Hewlett-Packard Co.	183,300	2,612,025

		2,962,523

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Corning, Inc.	32,800	413,936

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Applied Materials, Inc.	171,400	1,960,816
Micron Technology, Inc.(a)	230,000	1,460,500

		3,421,316

SOFTWARE–0.8%
CA, Inc.	9,600	$211,008
Symantec Corp.(a)	57,700	1,085,337

		1,296,345

		12,090,858

INDUSTRIALS–7.5%
AEROSPACE & DEFENSE–0.7%
General Dynamics Corp.	9,600	664,992
Northrop Grumman Corp.	6,700	452,786

		1,117,778

AIRLINES–0.9%
Delta Air Lines, Inc.(a)	120,675	1,432,412

INDUSTRIAL CONGLOMERATES–3.5%
General Electric Co.	266,500	5,593,835

MACHINERY–2.4%
Cummins, Inc.	11,800	1,278,530
Flowserve Corp.	9,800	1,438,640
Parker Hannifin Corp.	2,000	170,120
Timken Co.	19,300	923,119

		3,810,409

		11,954,434

UTILITIES–3.9%
ELECTRIC UTILITIES–3.0%
American Electric Power Co., Inc.	19,000	810,920
Edison International	31,100	1,405,409
Great Plains Energy, Inc.	47,600	966,756
NV Energy, Inc.	89,400	1,621,716

		4,804,801

GAS UTILITIES–0.7%
Atmos Energy Corp.	32,000	1,123,840

MULTI-UTILITIES–0.2%
DTE Energy Co.	4,000	240,200

		6,168,841

TELECOMMUNICATION SERVICES–2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.2%
AT&T, Inc.	93,800	3,161,998
CenturyLink, Inc.	7,600	297,312

		3,459,310

MATERIALS–1.8%
CHEMICALS–1.8%
CF Industries Holdings, Inc.	1,100	223,476
LyondellBasell Industries NV	38,800	2,215,092
PPG Industries, Inc.	3,500	473,725

		2,912,293

Total Common Stocks (cost $142,053,577)		158,832,280

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 1/02/13 (cost $690,636)	$691	$690,636

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $142,744,213)		159,522,916

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.5%
INVESTMENT COMPANIES–0.5%
AllianceBernstein Exchange Reserves—Class I, 0.13%(c) (cost $815,575)	815,575	815,575

TOTAL INVESTMENTS–100.6% (cost $143,559,788)		160,338,491
Other assets less liabilities–(0.6)%		(885,812)

NET ASSETS–100.0%		$159,452,679

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $142,744,213)	$159,522,916	(a)
Affiliated issuers (cost $815,575–investment of cash collateral for securities loaned)	815,575
Receivable for investment securities sold	398,612
Dividends and interest receivable	236,906
Receivable for capital stock sold	10,643
Receivable from class action settlement proceeds	2,056

Total assets	160,986,708

LIABILITIES
Payable for collateral received on securities loaned	815,575
Payable for investment securities purchased	439,382
Payable for capital stock redeemed	119,004
Advisory fee payable	69,768
Distribution fee payable	31,410
Administrative fee payable	11,203
Transfer Agent fee payable	150
Accrued expenses	47,537

Total liabilities	1,534,029

NET ASSETS	$159,452,679

COMPOSITION OF NET ASSETS
Capital stock, at par	$15,126
Additional paid-in capital	210,691,883
Undistributed net investment income	2,899,438
Accumulated net realized loss on investment and foreign currency transactions	(70,932,471)
Net unrealized appreciation on investments	16,778,703

	$159,452,679

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,532,575	144,119	$10.63
B	$157,920,104	14,982,177	$10.54

(a)	Includes securities on loan with a value of $810,407 (see Note E).

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2012	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,908)	$4,520,719
Affiliated issuers	1,663
Interest	117
Securities lending income	18,282

4,540,781

EXPENSES
Advisory fee (see Note B)	929,258
Distribution fee—Class B	418,618
Transfer agency—Class A	67
Transfer agency—Class B	7,126
Custodian	90,233
Printing	65,152
Administrative	45,169
Audit	35,879
Legal	33,878
Directors’ fees	4,112
Miscellaneous	7,809

Total expenses	1,637,301

Net investment income	2,903,480

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	9,812,882
Foreign currency transactions	5
Net change in unrealized appreciation/depreciation of investments	12,001,916

Net gain on investment and foreign currency transactions	21,814,803

NET INCREASE IN NET ASSETS FROM OPERATIONS	$24,718,283

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,903,480	$2,936,048
Net realized gain on investment and foreign currency transactions	9,812,887	14,523,560
Net change in unrealized appreciation/depreciation of investments	12,001,916	(23,741,895)

Net increase (decrease) in net assets from operations	24,718,283	(6,282,287)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(29,034)	(22,448)
Class B	(2,792,590)	(2,297,210)
CAPITAL STOCK TRANSACTIONS
Net decrease	(39,143,747)	(28,927,020)

Total decrease	(17,247,088)	(37,528,965)
NET ASSETS
Beginning of period	176,699,767	214,228,732

End of period (including undistributed net investment income of $2,899,438 and $2,842,249, respectively)	$159,452,679	$176,699,767

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2012	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio's investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio's own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio's investments by the above fair value hierarchy levels as of December 31, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$158,832,280		$–0	–	$–0	–	$158,832,280
Short-Term Investments	–0	–	690,636		–0	–	690,636
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	815,575		–0	–	–0	–	815,575

Total Investments in Securities	159,647,855		690,636		–0	–	160,338,491
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$159,647,855		$690,636		$–0	–	$160,338,491

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio's financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to each Portfolio's respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $45,169.

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $161,524, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$67,350,288		$105,872,903
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$144,004,368

Gross unrealized appreciation	$21,328,073
Gross unrealized depreciation	(4,993,950)

Net unrealized appreciation	$16,334,123

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund's Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Portfolio had securities on loan with a value of $810,407 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $815,575. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $18,282 and $1,663 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$0	$17,150	$16,334	$816	$2

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Class A
Shares sold	3,550	13,481	$36,002	$124,573
Shares issued in reinvestment of dividends	2,895	2,126	29,034	22,448
Shares redeemed	(24,236)	(27,172)	(248,107)	(267,901)

Net decrease	(17,791)	(11,565)	$(183,071)	$(120,880)

Class B
Shares sold	316,889	1,007,484	$3,142,785	$9,274,516
Shares issued in reinvestment of dividends	280,662	219,199	2,792,591	2,297,210
Shares redeemed	(4,484,363)	(4,153,579)	(44,896,052)	(40,377,866)

Net decrease	(3,886,812)	(2,926,896)	$(38,960,676)	$(28,806,140)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio's investments denominated in foreign currencies, the Portfolio's positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2012.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,821,624	$2,319,658

Total taxable distributions paid	$2,821,624	$2,319,658

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,899,438
Accumulated capital and other losses	(70,487,891	)(a)
Unrealized appreciation/(depreciation)	16,334,123	(b)

Total accumulated earnings/(deficit)	$(51,254,330)

(a)	As of December 31, 2012, the Portfolio had a net capital loss carryforward of $70,487,891. During the fiscal year, the Portfolio utilized $9,482,255 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2012, the Portfolio had a net capital loss carryforward of $70,487,891 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$70,487,891	n/a	2017

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.37	$9.84	$8.97	$7.67	$13.92

Income From Investment Operations
Net investment income (a)	.20	.17	.12	.16	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(.50)	.93	1.41	(5.62)

Net increase (decrease) in net asset value from operations	1.46	(.33)	1.05	1.57	(5.35)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.14)	(.18)	(.27)	(.28)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.62)

Total dividends and distributions	(.20)	(.14)	(.18)	(.27)	(.90)

Net asset value, end of period	$10.63	$9.37	$9.84	$8.97	$7.67

Total Return
Total investment return based on net asset value (b)	15.73%	(3.50)%	11.81	%*	21.12	%*	(40.83	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,533	$1,517	$1,707	$1,594	$1,490
Ratio to average net assets of:
Expenses	.72%	.71%	.71	%(c)	.70%	.67%
Net investment income	1.98%	1.78%	1.37	%(c)	2.09%	2.46%
Portfolio turnover rate	40%	62%	73%	64%	33%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.28	$9.75	$8.90	$7.59	$13.79

Income From Investment Operations
Net investment income (a)	.17	.15	.10	.14	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(.50)	.91	1.41	(5.58)

Net increase (decrease) in net asset value from operations	1.43	(.35)	1.01	1.55	(5.34)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.12)	(.16)	(.24)	(.24)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.62)

Total dividends and distributions	(.17)	(.12)	(.16)	(.24)	(.86)

Net asset value, end of period	$10.54	$9.28	$9.75	$8.90	$7.59

Total Return
Total investment return based on net asset value (b)	15.54%	(3.78)%	11.42	%*	21.04	%*	(41.01	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157,920	$175,183	$212,522	$213,827	$197,080
Ratio to average net assets of:
Expenses	.97%	.96%	.96	%(c)	.95%	.92%
Net investment income	1.72%	1.51%	1.12	%(c)	1.84%	2.24%
Portfolio turnover rate	40%	62%	73%	64%	33%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2013

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President	Gregory L. Powell(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS

William H. Foulk, Jr., ##, ### Chairman of the Board 80 (1990)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, ## 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

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AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Joseph G. Paul 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Gregory L. Powell 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$183.4	Value Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,578 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.71% 0.96%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$183.4	Diversified Value Schedule	0.402%	0.550%
		65 bp on first $25m
		50 bp on the next $25m
		40 bp on the next $50m
		30 bp on the next $100m
		25 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)		Portfolio Advisory Fee(%)
Value Portfolio	Client # 1[7]	0.49% on the first $100 million	0.404		0.550
		0.30% on the next $100 million
		0.25% on the balance

	Client #2[7]	0.30% of the average daily net assets	0.300		0.550

	Client #3	0.15% on the first $1 billion	0.150	[8]	0.550
		0.14% on the next $2 billion
		0.12% on the next $2 billion
		0.10% on the balance
		+/- Performance Fee (v. R`000V)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

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AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.745	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.706	0.748	2/13	0.750	11/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $481,003 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,408,158 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

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AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

	Fund	PG Median	PU Median	PG Rank	PU Rank
Value Portfolio
1 year	–1.08	0.68	1.53	11/13	35/46
3 year	22.73	23.52	23.25	9/13	26/43
5 year	–3.90	0.51	–0.04	10/10	34/36

Set forth below are the 1, 3, 5year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Portfolio	–1.08	22.73	–3.90	5.39	20.97	–0.14	5
Russell 1000 Value Index	2.18	25.01	–1.08	7.60	20.05	–0.02	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Garry L. Moody. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2011	45,500	128	15,717
	2012	45,500	326	14,746
AB Global Thematic Growth Portfolio	2011	27,500	128	10,273
	2012	27,500	326	12,886
AB Growth Portfolio	2011	26,000	128	9,688
	2012	26,000	326	8,717
AB Growth & Income Portfolio	2011	26,000	128	10,273
	2012	26,000	326	9,302
AB Intermediate Bond Portfolio	2011	40,000	128	8,356
	2012	40,000	326	9,716
AB International Growth Portfolio	2011	27,500	128	11,305
	2012	27,500	326	13,918
AB International Value Portfolio	2011	27,500	128	11,305
	2012	27,500	326	34,018
AB Large Cap Growth Portfolio	2011	26,000	128	9,688
	2012	26,000	326	8,717
AB Real Estate Investment Portfolio	2011	27,500	128	16,070
	2012	27,500	326	15,099
AB Small Cap Growth Portfolio	2011	26,000	128	9,604
	2012	26,000	326	8,633
AB Small/Mid Cap Value Portfolio	2011	26,000	128	14,369
	2012	26,000	326	13,398
AB Value Portfolio	2011	26,000	128	9,604
	2012	26,000	326	8,633
AB Dynamic Asset	2011	34,125	128	8,077
	2012	45,500	326	14,202

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2011	$696,681	15,845
			(128)
			(15,717)
	2012	$712,117	15,072
			(326)
			(14,746)
AB Global Thematic Growth Portfolio	2011	$691,237	10,401
			(128)
			(10,273)
	2012	$710,257	13,212
			(326)
			(12,886)
AB Growth Portfolio	2011	$690,652	9,816
			(128)
			(9,688)
	2012	$706,088	9,043
			(326)
			(8,717)
AB Growth & Income Portfolio	2011	$691,237	10,401
			(128)
			(10,273)
	2012	$706,673	9,628
			(326)
			(9,302)
AB Intermediate Bond Portfolio	2011	$689,320	8,484
			(128)
			(8,356)
	2012	$707,087	10,042
			(326)
			(9,716)
AB International Growth Portfolio	2011	$692,269	11,433
			(128)
			(11,305)
	2012	$711,289	14,244
			(326)
			(13,918)
AB International Value Portfolio	2011	$692,269	11,433
			(128)
			(11,305)
	2012	$731,389	34,344
			(326)
			(34,018)
AB Large Cap Growth Portfolio	2011	$690,652	9,816
			(128)
			(9,688)
	2012	$706,088	9,043
			(326)
			(8,717)
AB Real Estate Investment Portfolio	2011	$697,034	16,198
			(128)
			(16,070)
	2012	$712,470	15,425
			(326)
			(15,099)
AB Small Cap Growth Portfolio	2011	$690,568	9,732
			(128)
			(9,604)
	2012	$706,004	8,959
			(326)
			(8,633)
AB Small/Mid Cap Value Portfolio	2011	$695,333	14,497
			(128)
			(14,369)
	2012	$710,769	13,724
			(326)
			(13,398)
AB Value Portfolio	2011	$690,568	9,732
			(128)
			(9,604)
	2012	$706,004	8,959
			(326)
			(8,633)
AB Dynamic Asset	2011	$680,964	8,205
			(128)
			(8,077)
	2012	$711,573	14,528
			(326)
			(14,202)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 12, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 12, 2013